UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05878
                                   ---------

                         FRANKLIN VALUE INVESTORS TRUST
                         ------------------------------
              (Exact name of registrant as specified in charter)

                ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                ----------------------------------------------
             (Address of principal executive offices) (Zip code)

         CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
         -------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000
                                                    ------------

Date of fiscal year end: 10/31
                         -----

Date of reporting period: 10/31/06
                          --------

      ITEM 1. REPORTS TO STOCKHOLDERS.


                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                         OCTOBER 31, 2006
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                                                     Franklin Balance Sheet
                                                     Investment Fund

                                                     Franklin Large Cap
                                                     Value Fund

                                                     Franklin MicroCap
                                                     Value Fund

                                                     Franklin MidCap
                                                     Value Fund

                                                     Franklin Small Cap
                                                     Value Fund

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    ANNUAL REPORT AND SHAREHOLDER LETTER                           VALUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       WANT TO RECEIVE
                                                       THIS DOCUMENT
                                                       FASTER VIA EMAIL?
                FRANKLIN
          VALUE INVESTORS TRUST                        Eligible shareholders can
                                                       sign up for eDelivery at
                                                       franklintempleton.com.
                                                       See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      FRANKLIN o Templeton o Mutual Series

                              Franklin Templeton Investments

                              GAIN FROM OUR PERSPECTIVE(R)

                              Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE         Each of our portfolio management groups operates
                              autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                              FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                              TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                              MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION          Because our management groups work independently
                              and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST     At Franklin Templeton Investments, we seek to
                              consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

Not part of the annual report

Contents

SHAREHOLDER LETTER .......................................................     1

ANNUAL REPORT

Economic and Market Overview .............................................     3

Franklin Balance Sheet Investment Fund ...................................     5

Franklin Large Cap Value Fund ............................................    15

Franklin MicroCap Value Fund .............................................    25

Franklin MidCap Value Fund ...............................................    34

Franklin Small Cap Value Fund ............................................    44

Financial Highlights and Statements of Investments .......................    54

Financial Statements .....................................................    95

Notes to Financial Statements ............................................   104

Report of Independent Registered Public Accounting Firm ..................   121

Tax Designation ..........................................................   122

Board Members and Officers ...............................................   123

Shareholder Information ..................................................   127

--------------------------------------------------------------------------------
Annual Report

Economic and Market Overview

During the 12 months ended October 31, 2006, the U.S. economy advanced at a moderate but slowing pace. Although hurricane activity in the gulf coast region weakened growth in fourth quarter 2005, gross domestic product grew an annualized 5.6% in first quarter 2006. It then declined to annualized rates of 2.6% in the second quarter and an estimated 2.2% in the third quarter. Housing market weakness contributed to the slowdown. Growth was supported primarily by corporate profits and consumer and government spending. Export growth picked up some momentum, but a record trade deficit remained. Although labor costs rose and new job creation slowed to 1% annually, hiring generally increased and the unemployment rate fell from 4.9% to a five-year low of 4.4%. 1

Elevated energy and other commodity prices were a primary economic concern for much of the period. Oil prices were volatile and declined from a record high of $77 per barrel in July to nearly $59 at period-end. Shifting oil prices appeared to raise the anxiety level among consumers and businesses alike. Consumers curbed spending on large purchases, such as homes and cars. Home prices fell in many parts of the country, mortgage rates crept up, and borrowing against home equity flattened. Lower retail prices for cars, computers and clothing in September and October signaled that inflationary pressure appeared to be diminishing somewhat. Inflation was still a concern, however, as the core Consumer Price Index (CPI) rose 2.7% for the 12 months ended October 31, 2006, which was higher than the 2.2% 10-year average. 2

The Federal Reserve Board (Fed) raised the federal funds target rate incrementally to 5.25%. However, since June, the Fed left the rate unchanged, citing a slowing economy, widespread cooling in the housing market and the lagging effect of prior tightening. The Fed stated that even with lower oil prices toward period-end, inflation risks remained.

1.    Source: Bureau of Labor Statistics.

2. Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.


                                                               Annual Report | 3

The Fed's inaction helped restore investor confidence, and equity markets experienced dramatic rallies late in the period. Overall, the blue chip stocks of the Dow Jones Industrial Average rose 18.47% and the broader Standard & Poor's 500 Index (S&P 500) increased 16.33%, while the technology-heavy NASDAQ Composite Index appreciated 13.36% for the 12 months under review. 3 Telecommunications, materials and financials stocks performed particularly well.

3. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF OCTOBER 31, 2006. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


4 | Annual Report

Franklin Balance Sheet Investment Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Balance Sheet Investment Fund seeks high total return, of which capital appreciation and income are components, by investing most of its assets in securities of companies that we believe are undervalued in the marketplace at the time of purchase.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This annual report for Franklin Balance Sheet Investment Fund covers the fiscal year ended October 31, 2006.

PERFORMANCE OVERVIEW

Franklin Balance Sheet Investment Fund - Class A posted a +17.54% cumulative total return for the 12 months under review. The Fund underperformed its benchmark, the Russell 2000(R) Value Index, which posted a +22.90% total return for the same period. 1 Please note the Fund employs a bottom-up stock selection process and we invest in securities without regard to benchmark comparisons. Although this report covers a 12-month period, our investment strategy aims for long-term results. You can find the Fund's long-term performance data in the Performance Summary beginning on page 8.

INVESTMENT STRATEGY

Our strategy is to buy shares of financially sound, well-established companies at a low price-to-book value, where we have reasonable confidence that book value will increase over several years. Book value per share is a given company's net worth or shareholders' equity on an accounting or "book" basis, divided by shares outstanding. We define "low price-to-book value" as the lowest two deciles (20%) of our investable universe, which we derive from a proprietary database for screening purposes. This strategy is not aimed at short-term trading gains, nor do we consider the composition of any index. Rather, we try to identify individual companies that meet our investment criteria, and we assume at purchase that we will hold the positions for several years.

1. Source: Standard & Poor's Micropal. The Russell 2000 Value Index is market capitalization weighted and measures performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 59.


                                                               Annual Report | 5

PORTFOLIO BREAKDOWN
Franklin Balance Sheet Investment Fund
Based on Total Net Assets as of 10/31/06

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Process Industries                                            8.1%
Non-Energy Minerals                                           7.5%
Life & Health Insurance                                       6.7%
Producer Manufacturing                                        6.5%
Transportation                                                6.1%
Property-Casualty Insurance                                   6.1%
Finance, Rental & Leasing                                     5.9%
Utilities                                                     5.5%
Consumer Durables                                             5.5%
Retail Trade                                                  5.4%
Specialty Insurance                                           3.7%
Industrial Services                                           3.0%
Financial Conglomerates                                       2.4%
Consumer Services                                             2.3%
Other                                                         9.8%
Short-Term Investments & Other Net Assets                    15.5%

MANAGER'S DISCUSSION

On October 31, 2006, the Fund's total net assets were $5.1 billion, with short-term investments and other net assets (cash) making up 15.5%, as compared with total net assets of $4.7 billion with 20.1% in cash at the beginning of the period. The Fund closed to new investors on May 1, 2002. The close does not restrict existing shareholders from continuing to invest through exchanges and additional purchases, including purchases made through reinvestment of dividends and capital gains distributions, except that if an account is reduced to zero it may not be reopened unless the Fund reopens. Net Fund outflows to existing shareholders were $403 million during the 12-month period.

We identified eight new investment opportunities during the year under review:
American Axle & Manufacturing, a Detroit-based maker of driveline systems; Atmos Energy, a natural gas distributor; Ashland, a specialty chemical producer and petroleum refiner; Bob Evans Farms, a restaurant owner and operator; Bowater, a producer of newsprint, pulp and forest products; Furniture Brands International, a manufacturer and distributor of residential furniture; Sherritt International, a diversified producer of oil, metals and coal; and Spansion, a maker of flash memory components.

We also added to existing positions, including Corn Products International, Kellwood, MBIA, M.D.C. Holdings, MeadWestvaco, MGIC Investment, Tecumseh Products and Universal, among others. These companies have little in common apart from satisfying our investment criteria. New cash deployed into new or existing positions totaled $308 million during the 12 months.

Portfolio sales, mostly in response to price appreciation, totaled $507 million. Completed takeovers included La Quinta, Russell and Tommy Hilfiger, all of them cash deals. La Quinta and Hilfiger represented outcomes consistent with our investment goals, while Russell was profitable but disappointing. We believed Russell would be worth more over time. Aztar, AmerUs, and Intergraph were also subject to all-cash takeover bids at prices consistent with our investment goals, assuming completion. Premium Standard Farms agreed to a mostly stock merger with larger competitor Smithfield Foods, which we consider favorable.

Takeovers aside, we eliminated five holdings: Delta Woodside, Global Industries, Insteel Industries, Montpelier Re Holdings and Superior Industries International. Montpelier was only a small position that we chose not to hold. Delta Woodside and Superior suffered declining fundamentals, and their sales generated losses for the Fund. Global and Insteel, along with the many positions we reduced in response to price appreciation, represented outcomes consistent with our investment goals. In all cases, the original purchases were made in accordance with our stated investment strategy.


6 | Annual Report

Positions that contributed most to Fund performance during the year included steel companies Nucor, United States Steel, Chaparral Steel, and Reliance Steel & Aluminum. Three agribusiness holdings, Corn Products, Monsanto and Bunge, were also among the top contributors, as were Trinity Industries (rail-cars), Peabody Energy (coal), Big Lots (closeout merchandise) and buyout target Aztar (gaming).

Positions that detracted most included homebuilders Pulte Homes, D.R. Horton and M.D.C. Holdings; Furniture Brands International; Watson Pharmaceuticals (generic and branded drugs); and Bowater.

Thank you for your continued participation in Franklin Balance Sheet Investment Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]         /s/  Bruce C. Baughman

                        Bruce C. Baughman, CPA
                        Lead Portfolio Manager

                        William J. Lippman
                        Donald G. Taylor, CPA
                        Margaret McGee

                        Portfolio Management Team
                        Franklin Balance Sheet Investment Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

TOP 10 EQUITY HOLDINGS
Franklin Balance Sheet Investment Fund
10/31/06

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY                                                      NET ASSETS
--------------------------------------------------------------------------------
Bunge Ltd.                                                                  2.3%
 PROCESS INDUSTRIES
--------------------------------------------------------------------------------
CIT Group Inc.                                                              2.3%
 FINANCE, RENTAL & LEASING
--------------------------------------------------------------------------------
Freddie Mac                                                                 2.2%
 FINANCE, RENTAL & LEASING
--------------------------------------------------------------------------------
Prudential Financial Inc.                                                   2.2%
 FINANCIAL CONGLOMERATES
--------------------------------------------------------------------------------
Nucor Corp.                                                                 2.2%
 NON-ENERGY MINERALS
--------------------------------------------------------------------------------
Corn Products International Inc.                                            2.0%
 PROCESS INDUSTRIES
--------------------------------------------------------------------------------
Old Republic International Corp.                                            1.7%
 PROPERTY-CASUALTY INSURANCE
--------------------------------------------------------------------------------
United States Steel Corp.                                                   1.6%
 NON-ENERGY MINERALS
--------------------------------------------------------------------------------
Pulte Homes Inc.                                                            1.6%
 CONSUMER DURABLES
--------------------------------------------------------------------------------
Trinity Industries Inc.                                                     1.6%
 PRODUCER MANUFACTURING
--------------------------------------------------------------------------------


                                                               Annual Report | 7

Performance Summary as of 10/31/06

FRANKLIN BALANCE SHEET INVESTMENT FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

-------------------------------------------------------------------------------------------------------------
CLASS A (SYMBOL: FRBSX)                                              CHANGE       10/31/06          10/31/05
-------------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                                +$7.58         $69.24            $61.66
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/05-10/31/06)
-------------------------------------------------------------------------------------------------------------
Dividend Income                                       $0.4649
-------------------------------------------------------------------------------------------------------------
Short-Term Capital Gain                               $0.0457
-------------------------------------------------------------------------------------------------------------
Long-Term Capital Gain                                $2.3946
-------------------------------------------------------------------------------------------------------------
         TOTAL                                        $2.9052
-------------------------------------------------------------------------------------------------------------
CLASS B (SYMBOL: FBSBX)                                              CHANGE       10/31/06          10/31/05
-------------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                                +$7.40         $68.07            $60.67
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/05-10/31/06)
-------------------------------------------------------------------------------------------------------------
Dividend Income                                       $0.0021
-------------------------------------------------------------------------------------------------------------
Short-Term Capital Gain                               $0.0457
-------------------------------------------------------------------------------------------------------------
Long-Term Capital Gain                                $2.3946
-------------------------------------------------------------------------------------------------------------
         TOTAL                                        $2.4424
-------------------------------------------------------------------------------------------------------------
CLASS C (SYMBOL: FCBSX)                                              CHANGE       10/31/06          10/31/05
-------------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                                +$7.42         $68.17            $60.75
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/05-10/31/06)
-------------------------------------------------------------------------------------------------------------
Short-Term Capital Gain                               $0.0457
-------------------------------------------------------------------------------------------------------------
Long-Term Capital Gain                                $2.3946
-------------------------------------------------------------------------------------------------------------
         TOTAL                                        $2.4403
-------------------------------------------------------------------------------------------------------------
CLASS R (SYMBOL: FBSRX)                                              CHANGE       10/31/06          10/31/05
-------------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                                +$7.45         $68.78            $61.33
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/05-10/31/06)
-------------------------------------------------------------------------------------------------------------
Dividend Income                                       $0.3602
-------------------------------------------------------------------------------------------------------------
Short-Term Capital Gain                               $0.0457
-------------------------------------------------------------------------------------------------------------
Long-Term Capital Gain                                $2.3946
-------------------------------------------------------------------------------------------------------------
         TOTAL                                        $2.8005
-------------------------------------------------------------------------------------------------------------


8 | Annual Report

--------------------------------------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: FBSAX)                                         CHANGE       10/31/06          10/31/05
--------------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                                 +$7.59         $69.40            $61.81
--------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/05-10/31/06)
--------------------------------------------------------------------------------------------------------------
Dividend Income                                        $0.6210
--------------------------------------------------------------------------------------------------------------
Short-Term Capital Gain                                $0.0457
--------------------------------------------------------------------------------------------------------------
Long-Term Capital Gain                                 $2.3946
--------------------------------------------------------------------------------------------------------------
         TOTAL                                         $3.0613
--------------------------------------------------------------------------------------------------------------

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

--------------------------------------------------------------------------------------------------------------
CLASS A                                                 1-YEAR               5-YEAR                10-YEAR
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                              +17.54%             +110.99%               +253.24%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                          +10.78%              +14.74%                +12.78%
--------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                          $11,078              $19,886                $33,291
--------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 4                      +5.21%              +14.61%                +12.51%
--------------------------------------------------------------------------------------------------------------
CLASS B                                                 1-YEAR               5-YEAR          INCEPTION (3/1/01)
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                              +16.65%             +103.10%               +104.95%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                          +12.65%              +15.00%                +13.40%
--------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                          $11,265              $20,110                $20,395
--------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 4                      +6.78%              +14.87%                +12.93%
--------------------------------------------------------------------------------------------------------------
CLASS C                                                 1-YEAR               5-YEAR         INCEPTION (3/1/01)
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                              +16.64%             +103.13%               +105.04%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                          +15.64%              +15.23%                +13.50%
--------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                          $11,564              $20,313                $20,504
--------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 4                      +9.78%              +15.10%                +13.04%
--------------------------------------------------------------------------------------------------------------
CLASS R                                                 1-YEAR               3-YEAR         INCEPTION (1/1/02)
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                              +17.22%              +63.43%                +87.78%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                          +17.22%              +17.79%                +13.94%
--------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                          $11,722              $16,343                $18,778
--------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 4                     +11.34%              +19.10%                +13.40%
--------------------------------------------------------------------------------------------------------------
ADVISOR CLASS 5                                         1-YEAR               5-YEAR                10-YEAR
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                              +17.82%             +113.52%               +257.90%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                          +17.82%              +16.38%                +13.60%
--------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                          $11,782              $21,352                $35,790
--------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 4                     +11.88%              +16.25%                +13.33%
--------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                               Annual Report | 9

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

---------------------------------
CLASS A                 10/31/06
---------------------------------
1-Year                   +10.78%
---------------------------------
5-Year                   +14.74%
---------------------------------
10-Year                  +12.78%
---------------------------------

CLASS A (11/1/96-10/31/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                            Franklin Balance        Russell 2000
    Date                 Sheet Investment Fund      Value Index 6        CPI 6
--------------------------------------------------------------------------------
  11/1/1996                       $9,425                $10,000         $10,000
 11/30/1996                       $9,800                $10,538         $10,019
 12/31/1996                      $10,026                $10,880         $10,019
  1/31/1997                      $10,396                $11,047         $10,051
  2/28/1997                      $10,568                $11,152         $10,082
  3/31/1997                      $10,367                $10,853         $10,107
  4/30/1997                      $10,318                $11,013         $10,120
  5/31/1997                      $10,950                $11,890         $10,114
  6/30/1997                      $11,561                $12,491         $10,126
  7/31/1997                      $12,025                $13,016         $10,139
  8/31/1997                      $12,089                $13,222         $10,158
  9/30/1997                      $12,888                $14,101         $10,183
 10/31/1997                      $12,521                $13,718         $10,208
 11/30/1997                      $12,454                $13,868         $10,202
 12/31/1997                      $12,631                $14,338         $10,190
  1/31/1998                      $12,608                $14,079         $10,208
  2/28/1998                      $13,358                $14,930         $10,227
  3/31/1998                      $13,865                $15,536         $10,246
  4/30/1998                      $14,050                $15,612         $10,265
  5/31/1998                      $13,869                $15,060         $10,284
  6/30/1998                      $13,762                $14,975         $10,297
  7/31/1998                      $13,024                $13,802         $10,310
  8/31/1998                      $11,626                $11,640         $10,322
  9/30/1998                      $11,896                $12,298         $10,335
 10/31/1998                      $12,128                $12,663         $10,360
 11/30/1998                      $12,307                $13,006         $10,360
 12/31/1998                      $12,554                $13,413         $10,354
  1/31/1999                      $12,411                $13,109         $10,379
  2/28/1999                      $11,720                $12,214         $10,392
  3/31/1999                      $11,317                $12,113         $10,423
  4/30/1999                      $12,058                $13,219         $10,499
  5/31/1999                      $12,524                $13,625         $10,499
  6/30/1999                      $13,308                $14,119         $10,499
  7/31/1999                      $13,132                $13,784         $10,531
  8/31/1999                      $12,514                $13,280         $10,556
  9/30/1999                      $12,130                $13,014         $10,606
 10/31/1999                      $12,002                $12,754         $10,625
 11/30/1999                      $12,235                $12,820         $10,632
 12/31/1999                      $12,361                $13,214         $10,632
  1/31/2000                      $11,980                $12,868         $10,663
  2/29/2000                      $12,272                $13,655         $10,726
  3/31/2000                      $12,463                $13,719         $10,815
  4/30/2000                      $12,605                $13,800         $10,821
  5/31/2000                      $12,447                $13,589         $10,834
  6/30/2000                      $12,814                $13,986         $10,891
  7/31/2000                      $13,148                $14,453         $10,916
  8/31/2000                      $13,730                $15,099         $10,916
  9/30/2000                      $13,942                $15,013         $10,973
 10/31/2000                      $14,220                $14,960         $10,992
 11/30/2000                      $14,048                $14,655         $10,998
 12/31/2000                      $14,891                $16,230         $10,992
  1/31/2001                      $15,480                $16,678         $11,061
  2/28/2001                      $15,563                $16,655         $11,105
  3/31/2001                      $15,183                $16,388         $11,131
  4/30/2001                      $15,936                $17,146         $11,175
  5/31/2001                      $16,822                $17,587         $11,226
  6/30/2001                      $17,098                $18,295         $11,244
  7/31/2001                      $17,023                $17,885         $11,213
  8/31/2001                      $17,178                $17,823         $11,213
  9/30/2001                      $15,329                $15,855         $11,263
 10/31/2001                      $15,778                $16,269         $11,226
 11/30/2001                      $16,567                $17,438         $11,207
 12/31/2001                      $17,527                $18,506         $11,162
  1/31/2002                      $17,536                $18,752         $11,188
  2/28/2002                      $17,930                $18,866         $11,232
  3/31/2002                      $18,641                $20,279         $11,295
  4/30/2002                      $18,899                $20,992         $11,358
  5/31/2002                      $18,531                $20,298         $11,358
  6/30/2002                      $18,426                $19,849         $11,364
  7/31/2002                      $17,053                $16,900         $11,377
  8/31/2002                      $16,961                $16,825         $11,415
  9/30/2002                      $15,948                $15,623         $11,434
 10/31/2002                      $16,229                $15,858         $11,453
 11/30/2002                      $16,935                $17,123         $11,453
 12/31/2002                      $16,482                $16,392         $11,428
  1/31/2003                      $16,105                $15,930         $11,478
  2/28/2003                      $15,531                $15,395         $11,567
  3/31/2003                      $15,678                $15,559         $11,636
  4/30/2003                      $16,616                $17,037         $11,611
  5/31/2003                      $17,535                $18,776         $11,592
  6/30/2003                      $17,811                $19,095         $11,605
  7/31/2003                      $18,491                $20,047         $11,617
  8/31/2003                      $19,144                $20,808         $11,661
  9/30/2003                      $18,891                $20,570         $11,699
 10/31/2003                      $20,206                $22,247         $11,687
 11/30/2003                      $20,575                $23,101         $11,655
 12/31/2003                      $21,357                $23,936         $11,642
  1/31/2004                      $21,640                $24,764         $11,699
  2/29/2004                      $22,255                $25,243         $11,762
  3/31/2004                      $22,502                $25,593         $11,838
  4/30/2004                      $21,757                $24,269         $11,876
  5/31/2004                      $22,107                $24,562         $11,946
  6/30/2004                      $23,274                $25,809         $11,984
  7/31/2004                      $22,884                $24,623         $11,965
  8/31/2004                      $22,839                $24,865         $11,971
  9/30/2004                      $23,710                $25,848         $11,996
 10/31/2004                      $24,222                $26,250         $12,059
 11/30/2004                      $26,130                $28,579         $12,066
 12/31/2004                      $26,762                $29,261         $12,021
  1/31/2005                      $26,270                $28,129         $12,047
  2/28/2005                      $27,148                $28,688         $12,116
  3/31/2005                      $26,771                $28,097         $12,211
  4/30/2005                      $25,636                $26,648         $12,293
  5/31/2005                      $26,771                $28,273         $12,280
  6/30/2005                      $27,556                $29,523         $12,287
  7/31/2005                      $29,058                $31,203         $12,344
  8/31/2005                      $28,696                $30,487         $12,407
  9/30/2005                      $28,820                $30,436         $12,558
 10/31/2005                      $28,323                $29,672         $12,584
 11/30/2005                      $29,637                $30,876         $12,483
 12/31/2005                      $29,680                $30,638         $12,432
  1/31/2006                      $31,324                $33,172         $12,527
  2/28/2006                      $31,295                $33,170         $12,552
  3/31/2006                      $32,512                $34,776         $12,622
  4/30/2006                      $32,916                $34,869         $12,729
  5/31/2006                      $32,117                $33,425         $12,792
  6/30/2006                      $32,271                $33,836         $12,817
  7/31/2006                      $31,440                $33,367         $12,855
  8/31/2006                      $31,810                $34,364         $12,881
  9/30/2006                      $32,170                $34,700         $12,817
 10/31/2006                      $33,291                $36,466         $12,748

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
CLASS B                      10/31/06
-------------------------------------
1-Year                        +12.65%
-------------------------------------
5-Year                        +15.00%
-------------------------------------
Since Inception (3/1/01)      +13.40%
-------------------------------------

CLASS B (3/1/01-10/31/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                            Franklin Balance        Russell 2000
    Date                 Sheet Investment Fund      Value Index 6        CPI 6
--------------------------------------------------------------------------------
  3/1/2001                       $10,000              $10,000           $10,000
  3/31/2001                       $9,755               $9,840           $10,023
  4/30/2001                      $10,231              $10,295           $10,063
  5/31/2001                      $10,793              $10,560           $10,108
  6/30/2001                      $10,964              $10,985           $10,125
  7/31/2001                      $10,905              $10,738           $10,097
  8/31/2001                      $10,999              $10,701           $10,097
  9/30/2001                       $9,810               $9,520           $10,142
 10/31/2001                      $10,091               $9,768           $10,108
 11/30/2001                      $10,587              $10,470           $10,091
 12/31/2001                      $11,193              $11,111           $10,051
  1/31/2002                      $11,193              $11,259           $10,074
  2/28/2002                      $11,437              $11,327           $10,114
  3/31/2002                      $11,884              $12,176           $10,171
  4/30/2002                      $12,041              $12,604           $10,228
  5/31/2002                      $11,800              $12,188           $10,228
  6/30/2002                      $11,724              $11,918           $10,233
  7/31/2002                      $10,844              $10,147           $10,245
  8/31/2002                      $10,779              $10,102           $10,279
  9/30/2002                      $10,130               $9,380           $10,296
 10/31/2002                      $10,301               $9,521           $10,313
 11/30/2002                      $10,743              $10,281           $10,313
 12/31/2002                      $10,449               $9,842           $10,290
  1/31/2003                      $10,202               $9,565           $10,336
  2/28/2003                       $9,834               $9,243           $10,415
  3/31/2003                       $9,919               $9,342           $10,478
  4/30/2003                      $10,508              $10,229           $10,455
  5/31/2003                      $11,080              $11,274           $10,438
  6/30/2003                      $11,250              $11,465           $10,449
  7/31/2003                      $11,669              $12,037           $10,461
  8/31/2003                      $12,077              $12,494           $10,501
  9/30/2003                      $11,910              $12,351           $10,535
 10/31/2003                      $12,730              $13,358           $10,523
 11/30/2003                      $12,951              $13,870           $10,495
 12/31/2003                      $13,437              $14,372           $10,484
  1/31/2004                      $13,603              $14,869           $10,535
  2/29/2004                      $13,985              $15,157           $10,592
  3/31/2004                      $14,130              $15,366           $10,660
  4/30/2004                      $13,651              $14,572           $10,694
  5/31/2004                      $13,862              $14,748           $10,757
  6/30/2004                      $14,586              $15,497           $10,791
  7/31/2004                      $14,330              $14,784           $10,774
  8/31/2004                      $14,292              $14,929           $10,779
  9/30/2004                      $14,831              $15,520           $10,802
 10/31/2004                      $15,142              $15,761           $10,859
 11/30/2004                      $16,322              $17,159           $10,865
 12/31/2004                      $16,707              $17,569           $10,825
  1/31/2005                      $16,388              $16,889           $10,848
  2/28/2005                      $16,927              $17,225           $10,910
  3/31/2005                      $16,683              $16,870           $10,995
  4/30/2005                      $15,965              $16,000           $11,069
  5/31/2005                      $16,663              $16,976           $11,058
  6/30/2005                      $17,138              $17,726           $11,064
  7/31/2005                      $18,062              $18,735           $11,115
  8/31/2005                      $17,824              $18,305           $11,172
  9/30/2005                      $17,891              $18,275           $11,308
 10/31/2005                      $17,570              $17,816           $11,331
 11/30/2005                      $18,375              $18,538           $11,240
 12/31/2005                      $18,390              $18,396           $11,195
  1/31/2006                      $19,396              $19,917           $11,280
  2/28/2006                      $19,366              $19,916           $11,303
  3/31/2006                      $20,106              $20,881           $11,365
  4/30/2006                      $20,344              $20,936           $11,462
  5/31/2006                      $19,835              $20,070           $11,519
  6/30/2006                      $19,920              $20,316           $11,542
  7/31/2006                      $19,393              $20,034           $11,576
  8/31/2006                      $19,609              $20,633           $11,598
  9/30/2006                      $19,820              $20,835           $11,542
 10/31/2006                      $20,395              $21,895           $11,479


10 | Annual Report

CLASS C (3/1/01-10/31/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                            Franklin Balance        Russell 2000
    Date                 Sheet Investment Fund      Value Index 6        CPI 6
--------------------------------------------------------------------------------
    3/1/2001                     $10,000              $10,000           $10,000
   3/31/2001                      $9,758               $9,840           $10,023
   4/30/2001                     $10,231              $10,295           $10,063
   5/31/2001                     $10,790              $10,560           $10,108
   6/30/2001                     $10,966              $10,985           $10,125
   7/31/2001                     $10,912              $10,738           $10,097
   8/31/2001                     $11,004              $10,701           $10,097
   9/30/2001                      $9,816               $9,520           $10,142
  10/31/2001                     $10,094               $9,768           $10,108
  11/30/2001                     $10,593              $10,470           $10,091
  12/31/2001                     $11,197              $11,111           $10,051
   1/31/2002                     $11,197              $11,259           $10,074
   2/28/2002                     $11,442              $11,327           $10,114
   3/31/2002                     $11,889              $12,176           $10,171
   4/30/2002                     $12,049              $12,604           $10,228
   5/31/2002                     $11,804              $12,188           $10,228
   6/30/2002                     $11,731              $11,918           $10,233
   7/31/2002                     $10,849              $10,147           $10,245
   8/31/2002                     $10,784              $10,102           $10,279
   9/30/2002                     $10,135               $9,380           $10,296
  10/31/2002                     $10,306               $9,521           $10,313
  11/30/2002                     $10,748              $10,281           $10,313
  12/31/2002                     $10,455               $9,842           $10,290
   1/31/2003                     $10,206               $9,565           $10,336
   2/28/2003                      $9,853               $9,243           $10,415
   3/31/2003                      $9,926               $9,342           $10,478
   4/30/2003                     $10,515              $10,229           $10,455
   5/31/2003                     $11,086              $11,274           $10,438
   6/30/2003                     $11,256              $11,465           $10,449
   7/31/2003                     $11,678              $12,037           $10,461
   8/31/2003                     $12,082              $12,494           $10,501
   9/30/2003                     $11,915              $12,351           $10,535
  10/31/2003                     $12,736              $13,358           $10,523
  11/30/2003                     $12,959              $13,870           $10,495
  12/31/2003                     $13,445              $14,372           $10,484
   1/31/2004                     $13,611              $14,869           $10,535
   2/29/2004                     $13,989              $15,157           $10,592
   3/31/2004                     $14,135              $15,366           $10,660
   4/30/2004                     $13,656              $14,572           $10,694
   5/31/2004                     $13,870              $14,748           $10,757
   6/30/2004                     $14,593              $15,497           $10,791
   7/31/2004                     $14,337              $14,784           $10,774
   8/31/2004                     $14,300              $14,929           $10,779
   9/30/2004                     $14,838              $15,520           $10,802
  10/31/2004                     $15,149              $15,761           $10,859
  11/30/2004                     $16,331              $17,159           $10,865
  12/31/2004                     $16,717              $17,569           $10,825
   1/31/2005                     $16,396              $16,889           $10,848
   2/28/2005                     $16,934              $17,225           $10,910
   3/31/2005                     $16,691              $16,870           $10,995
   4/30/2005                     $15,973              $16,000           $11,069
   5/31/2005                     $16,671              $16,976           $11,058
   6/30/2005                     $17,148              $17,726           $11,064
   7/31/2005                     $18,071              $18,735           $11,115
   8/31/2005                     $17,834              $18,305           $11,172
   9/30/2005                     $17,900              $18,275           $11,308
  10/31/2005                     $17,579              $17,816           $11,331
  11/30/2005                     $18,384              $18,538           $11,240
  12/31/2005                     $18,398              $18,396           $11,195
   1/31/2006                     $19,406              $19,917           $11,280
   2/28/2006                     $19,376              $19,916           $11,303
   3/31/2006                     $20,116              $20,881           $11,365
   4/30/2006                     $20,354              $20,936           $11,462
   5/31/2006                     $19,845              $20,070           $11,519
   6/30/2006                     $19,930              $20,316           $11,542
   7/31/2006                     $19,403              $20,034           $11,576
   8/31/2006                     $19,620              $20,633           $11,598
   9/30/2006                     $19,830              $20,835           $11,542
  10/31/2006                     $20,504              $21,895           $11,479

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
CLASS C                           10/31/06
------------------------------------------
1-Year                             +15.64%
------------------------------------------
5-Year                             +15.23%
------------------------------------------
Since Inception (3/1/01)           +13.50%
------------------------------------------

CLASS R (1/1/02-10/31/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                            Franklin Balance        Russell 2000
    Date                 Sheet Investment Fund      Value Index 6        CPI 6
--------------------------------------------------------------------------------
    1/1/2002                    $10,000               $10,000          $10,000
   1/31/2002                    $10,013               $10,133          $10,023
   2/28/2002                    $10,238               $10,194          $10,062
   3/31/2002                    $10,643               $10,958          $10,119
   4/30/2002                    $10,789               $11,344          $10,175
   5/31/2002                    $10,576               $10,968          $10,175
   6/30/2002                    $10,511               $10,726          $10,181
   7/31/2002                     $9,724                $9,132          $10,192
   8/31/2002                     $9,669                $9,091          $10,226
   9/30/2002                     $9,090                $8,442          $10,243
  10/31/2002                     $9,248                $8,569          $10,260
  11/30/2002                     $9,649                $9,253          $10,260
  12/31/2002                     $9,388                $8,857          $10,238
   1/31/2003                     $9,170                $8,608          $10,283
   2/28/2003                     $8,843                $8,319          $10,362
   3/31/2003                     $8,929                $8,408          $10,424
   4/30/2003                     $9,461                $9,206          $10,402
   5/31/2003                     $9,982               $10,146          $10,385
   6/30/2003                    $10,139               $10,318          $10,396
   7/31/2003                    $10,520               $10,833          $10,407
   8/31/2003                    $10,893               $11,244          $10,447
   9/30/2003                    $10,746               $11,115          $10,481
  10/31/2003                    $11,492               $12,021          $10,470
  11/30/2003                    $11,697               $12,483          $10,441
  12/31/2003                    $12,140               $12,934          $10,430
   1/31/2004                    $12,297               $13,382          $10,481
   2/29/2004                    $12,645               $13,641          $10,538
   3/31/2004                    $12,780               $13,829          $10,606
   4/30/2004                    $12,354               $13,114          $10,640
   5/31/2004                    $12,550               $13,272          $10,702
   6/30/2004                    $13,211               $13,947          $10,736
   7/31/2004                    $12,985               $13,305          $10,719
   8/31/2004                    $12,957               $13,436          $10,724
   9/30/2004                    $13,451               $13,967          $10,747
  10/31/2004                    $13,737               $14,184          $10,804
  11/30/2004                    $14,814               $15,443          $10,809
  12/31/2004                    $15,172               $15,812          $10,770
   1/31/2005                    $14,887               $15,200          $10,792
   2/28/2005                    $15,384               $15,502          $10,855
   3/31/2005                    $15,167               $15,183          $10,939
   4/30/2005                    $14,519               $14,400          $11,013
   5/31/2005                    $15,159               $15,278          $11,002
   6/30/2005                    $15,600               $15,953          $11,007
   7/31/2005                    $16,447               $16,861          $11,058
   8/31/2005                    $16,238               $16,474          $11,115
   9/30/2005                    $16,306               $16,447          $11,251
  10/31/2005                    $16,022               $16,034          $11,273
  11/30/2005                    $16,757               $16,684          $11,183
  12/31/2005                    $16,781               $16,556          $11,138
   1/31/2006                    $17,706               $17,925          $11,222
   2/28/2006                    $17,684               $17,924          $11,245
   3/31/2006                    $18,370               $18,792          $11,307
   4/30/2006                    $18,594               $18,842          $11,404
   5/31/2006                    $18,138               $18,062          $11,460
   6/30/2006                    $18,220               $18,284          $11,483
   7/31/2006                    $17,747               $18,030          $11,517
   8/31/2006                    $17,955               $18,569          $11,539
   9/30/2006                    $18,154               $18,750          $11,483
  10/31/2006                    $18,778               $19,705          $11,420

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
CLASS R                           10/31/06
------------------------------------------
1-Year                             +17.22%
------------------------------------------
3-Year                             +17.79%
------------------------------------------
Since Inception (1/1/02)           +13.94%
------------------------------------------


                                                              Annual Report | 11

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
ADVISOR CLASS 5              10/31/06
-------------------------------------
1-Year                        +17.82%
-------------------------------------
5-Year                        +16.38%
-------------------------------------
10-Year                       +13.60%
-------------------------------------

ADVISOR CLASS (11/1/96-10/31/06) 5

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                            Franklin Balance        Russell 2000
    Date                 Sheet Investment Fund      Value Index 6        CPI 6
--------------------------------------------------------------------------------
  11/1/1996                     $10,000                $10,000         $10,000
 11/30/1996                     $10,398                $10,538         $10,019
 12/31/1996                     $10,639                $10,880         $10,019
  1/31/1997                     $11,032                $11,047         $10,051
  2/28/1997                     $11,215                $11,152         $10,082
  3/31/1997                     $11,001                $10,853         $10,107
  4/30/1997                     $10,949                $11,013         $10,120
  5/31/1997                     $11,619                $11,890         $10,114
  6/30/1997                     $12,268                $12,491         $10,126
  7/31/1997                     $12,761                $13,016         $10,139
  8/31/1997                     $12,828                $13,222         $10,158
  9/30/1997                     $13,676                $14,101         $10,183
 10/31/1997                     $13,287                $13,718         $10,208
 11/30/1997                     $13,215                $13,868         $10,202
 12/31/1997                     $13,403                $14,338         $10,190
  1/31/1998                     $13,379                $14,079         $10,208
  2/28/1998                     $14,174                $14,930         $10,227
  3/31/1998                     $14,712                $15,536         $10,246
  4/30/1998                     $14,909                $15,612         $10,265
  5/31/1998                     $14,716                $15,060         $10,284
  6/30/1998                     $14,604                $14,975         $10,297
  7/31/1998                     $13,820                $13,802         $10,310
  8/31/1998                     $12,337                $11,640         $10,322
  9/30/1998                     $12,623                $12,298         $10,335
 10/31/1998                     $12,870                $12,663         $10,360
 11/30/1998                     $13,060                $13,006         $10,360
 12/31/1998                     $13,321                $13,413         $10,354
  1/31/1999                     $13,170                $13,109         $10,379
  2/28/1999                     $12,436                $12,214         $10,392
  3/31/1999                     $12,009                $12,113         $10,423
  4/30/1999                     $12,795                $13,219         $10,499
  5/31/1999                     $13,289                $13,625         $10,499
  6/30/1999                     $14,122                $14,119         $10,499
  7/31/1999                     $13,935                $13,784         $10,531
  8/31/1999                     $13,279                $13,280         $10,556
  9/30/1999                     $12,872                $13,014         $10,606
 10/31/1999                     $12,736                $12,754         $10,625
 11/30/1999                     $12,983                $12,820         $10,632
 12/31/1999                     $13,117                $13,214         $10,632
  1/31/2000                     $12,712                $12,868         $10,663
  2/29/2000                     $13,022                $13,655         $10,726
  3/31/2000                     $13,225                $13,719         $10,815
  4/30/2000                     $13,376                $13,800         $10,821
  5/31/2000                     $13,208                $13,589         $10,834
  6/30/2000                     $13,597                $13,986         $10,891
  7/31/2000                     $13,951                $14,453         $10,916
  8/31/2000                     $14,569                $15,099         $10,916
  9/30/2000                     $14,794                $15,013         $10,973
 10/31/2000                     $15,089                $14,960         $10,992
 11/30/2000                     $14,907                $14,655         $10,998
 12/31/2000                     $15,802                $16,230         $10,992
  1/31/2001                     $16,426                $16,678         $11,061
  2/28/2001                     $16,515                $16,655         $11,105
  3/31/2001                     $16,116                $16,388         $11,131
  4/30/2001                     $16,914                $17,146         $11,175
  5/31/2001                     $17,859                $17,587         $11,226
  6/30/2001                     $18,153                $18,295         $11,244
  7/31/2001                     $18,078                $17,885         $11,213
  8/31/2001                     $18,247                $17,823         $11,213
  9/30/2001                     $16,286                $15,855         $11,263
 10/31/2001                     $16,763                $16,269         $11,226
 11/30/2001                     $17,605                $17,438         $11,207
 12/31/2001                     $18,626                $18,506         $11,162
  1/31/2002                     $18,635                $18,752         $11,188
  2/28/2002                     $19,064                $18,866         $11,232
  3/31/2002                     $19,826                $20,279         $11,295
  4/30/2002                     $20,105                $20,992         $11,358
  5/31/2002                     $19,714                $20,298         $11,358
  6/30/2002                     $19,606                $19,849         $11,364
  7/31/2002                     $18,147                $16,900         $11,377
  8/31/2002                     $18,058                $16,825         $11,415
  9/30/2002                     $16,986                $15,623         $11,434
 10/31/2002                     $17,284                $15,858         $11,453
 11/30/2002                     $18,039                $17,123         $11,453
 12/31/2002                     $17,558                $16,392         $11,428
  1/31/2003                     $17,160                $15,930         $11,478
  2/28/2003                     $16,554                $15,395         $11,567
  3/31/2003                     $16,710                $15,559         $11,636
  4/30/2003                     $17,715                $17,037         $11,611
  5/31/2003                     $18,700                $18,776         $11,592
  6/30/2003                     $18,998                $19,095         $11,605
  7/31/2003                     $19,727                $20,047         $11,617
  8/31/2003                     $20,428                $20,808         $11,661
  9/30/2003                     $20,163                $20,570         $11,699
 10/31/2003                     $21,570                $22,247         $11,687
 11/30/2003                     $21,968                $23,101         $11,655
 12/31/2003                     $22,812                $23,936         $11,642
  1/31/2004                     $23,109                $24,764         $11,699
  2/29/2004                     $23,776                $25,243         $11,762
  3/31/2004                     $24,044                $25,593         $11,838
  4/30/2004                     $23,248                $24,269         $11,876
  5/31/2004                     $23,632                $24,562         $11,946
  6/30/2004                     $24,883                $25,809         $11,984
  7/31/2004                     $24,466                $24,623         $11,965
  8/31/2004                     $24,423                $24,865         $11,971
  9/30/2004                     $25,363                $25,848         $11,996
 10/31/2004                     $25,919                $26,250         $12,059
 11/30/2004                     $27,962                $28,579         $12,066
 12/31/2004                     $28,647                $29,261         $12,021
  1/31/2005                     $28,120                $28,129         $12,047
  2/28/2005                     $29,070                $28,688         $12,116
  3/31/2005                     $28,672                $28,097         $12,211
  4/30/2005                     $27,462                $26,648         $12,293
  5/31/2005                     $28,687                $28,273         $12,280
  6/30/2005                     $29,532                $29,523         $12,287
  7/31/2005                     $31,149                $31,203         $12,344
  8/31/2005                     $30,766                $30,487         $12,407
  9/30/2005                     $30,908                $30,436         $12,558
 10/31/2005                     $30,378                $29,672         $12,584
 11/30/2005                     $31,793                $30,876         $12,483
 12/31/2005                     $31,846                $30,638         $12,432
  1/31/2006                     $33,620                $33,172         $12,527
  2/28/2006                     $33,594                $33,170         $12,552
  3/31/2006                     $34,910                $34,776         $12,622
  4/30/2006                     $35,348                $34,869         $12,729
  5/31/2006                     $34,497                $33,425         $12,792
  6/30/2006                     $34,667                $33,836         $12,817
  7/31/2006                     $33,785                $33,367         $12,855
  8/31/2006                     $34,188                $34,364         $12,881
  9/30/2006                     $34,579                $34,700         $12,817
 10/31/2006                     $35,790                $36,466         $12,748

ENDNOTES

INVESTING IN SMALLER COMPANIES INVOLVES ADDITIONAL RISKS, AS THE PRICE OF SUCH SECURITIES CAN BE VOLATILE, PARTICULARLY OVER THE SHORT TERM. INVESTORS SHOULD EXPECT FLUCTUATION IN THE VALUE OF THEIR INVESTMENT, ESPECIALLY OVER THE SHORT TERM. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 1/2/01, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:    Shares are available to certain eligible investors as
                  described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Effective 3/1/01, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 3/1/01, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 2/28/01, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 3/1/01 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +116.84% and +14.63%.

6. Source: Standard & Poor's Micropal. The Russell 2000 Value Index is market capitalization weighted and measures performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


12 | Annual Report

Your Fund's Expenses

FRANKLIN BALANCE SHEET INVESTMENT FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 13

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------------------------
                                                 BEGINNING ACCOUNT         ENDING ACCOUNT          EXPENSES PAID DURING
CLASS A                                             VALUE 5/1/06           VALUE 10/31/06         PERIOD* 5/1/06-10/31/06
-------------------------------------------------------------------------------------------------------------------------
Actual                                                 $1,000                 $1,011.40                    $4.46
-------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)               $1,000                 $1,020.77                    $4.48
-------------------------------------------------------------------------------------------------------------------------
CLASS B
-------------------------------------------------------------------------------------------------------------------------
Actual                                                 $1,000                 $1,007.40                    $8.25
-------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)               $1,000                 $1,016.99                    $8.29
-------------------------------------------------------------------------------------------------------------------------
CLASS C
-------------------------------------------------------------------------------------------------------------------------
Actual                                                 $1,000                 $1,007.40                    $8.25
-------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)               $1,000                 $1,016.99                    $8.29
-------------------------------------------------------------------------------------------------------------------------
CLASS R
-------------------------------------------------------------------------------------------------------------------------
Actual                                                 $1,000                 $1,010.00                    $5.72
-------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)               $1,000                 $1,019.51                    $5.75
-------------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
-------------------------------------------------------------------------------------------------------------------------
Actual                                                 $1,000                 $1,012.50                    $3.20
-------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)               $1,000                 $1,022.03                    $3.21
-------------------------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.88%; B: 1.63%; C: 1.63%; R: 1.13%; and Advisor: 0.63%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


14 | Annual Report

Franklin Large Cap Value Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Large Cap Value Fund seeks long-term capital appreciation by investing at least 80% of its net assets in large capitalization companies that we believe are undervalued. We define large capitalization companies as those with market capitalizations that are similar in size, at the time of purchase, to those in the Russell 1000(R) Index. 1

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This annual report for Franklin Large Cap Value Fund covers the fiscal year ended October 31, 2006.

PERFORMANCE OVERVIEW

Franklin Large Cap Value Fund - Class A posted a +16.62% cumulative total return for the 12 months under review. The Fund underperformed its benchmark, the Russell 1000 Value Index, which posted a +21.46% total return for the same period. 2 Please note the Fund employs a bottom-up stock selection process and we invest in securities without regard to benchmark comparisons. Although this report covers a 12-month period, our investment strategy aims for long-term results. You can find the Fund's long-term performance data in the Performance Summary beginning on page 18.

INVESTMENT STRATEGY

We seek to maintain a diversified portfolio of large-capitalization stocks that are attractively valued relative to the overall market, the company's industry group or the company's historical valuation. We purchase stocks that are out of favor in the market for reasons we believe will prove to be temporary in nature. We believe this contrarian approach will provide favorable returns for our shareholders over time.

1. The Russell 1000 Index is market capitalization weighted and measures performance of the 1,000 largest companies in the Russell 3000(R) Index, which represent approximately 92% of total market capitalization in the Russell 3000 Index.

2. Source: Standard & Poor's Micropal. The Russell 1000 Value Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 69.


                                                              Annual Report | 15

PORTFOLIO BREAKDOWN
Franklin Large Cap Value Fund
Based on Total Net Assets as of 10/31/06

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Producer Manufacturing                          13.7%
Consumer Non-Durables                            7.5%
Major Banks                                      7.0%
Energy Minerals                                  7.0%
Technology Services                              5.9%
Property-Casualty Insurance                      5.3%
Health Technology                                4.7%
Finance, Rental & Leasing                        3.8%
Consumer Services                                3.7%
Financial Conglomerates                          3.5%
Process Industries                               3.5%
Investment Banks & Brokers                       3.3%
Regional Banks                                   3.3%
Commercial Services                              3.0%
Multi-Line Insurance                             2.6%
Investment Managers                              2.2%
Specialty Insurance                              2.1%
Savings Banks                                    2.0%
Other                                            6.1%
Short-Term Investments & Other Net Assets        9.8%

MANAGER'S DISCUSSION

During the year under review, forest products company Georgia-Pacific was the largest contributor to the Fund's performance. The company was acquired in December by privately held Koch Industries for $48 a share in cash, a 48% premium to Georgia-Pacific's stock price at the beginning of the reporting period. Bank of America was the second largest contributor to Fund performance, as its stock appreciated 29% in value. Bank of America benefited from earnings gains in its investment banking operations and other businesses sensitive to equity market performance. Although the flat yield curve pressured results, the company's stock benefited from the Federal Reserve Board's recent halt to short-term interest rate increases, which may signal an improved outlook for the bank's net interest margins. McDonald's was another significant contributor to the Fund's performance, as the stock rose 35% in value during the period. The company experienced solid earnings growth, and sales gains were strong throughout the world. In addition, the company enhanced shareholder value through share buybacks and raising its annual dividend nearly 50% to a yield of 2.39% at period-end.

Three companies in the Fund's portfolio detracted from returns. One of the Fund's new positions, homebuilder D.R. Horton, hurt performance. The company's shares fell 31% in value since our purchase early in the period, as softening housing market later in the period led to fewer orders, more cancellations and reduced earnings expectations. Despite the recent difficult environment, the company raised its dividend 50% to a yield of 2.56% at period-end. Gannett, the publisher of USA Today and several regional newspapers, fell 4% in value during the period. The company reported modest declines in earnings, which primarily reflected weak results at Newsquest, its U.K. unit. In addition, investors seemed concerned that newspapers face challenges from alternate media, such as the Internet, that could lead to declining readership and advertising revenues. Integrated oil company ConocoPhillips declined 6% in value for the period. The company's shares fell in value late in the period after oil prices and refining margins weakened.

In addition to D.R. Horton, we added seven other new stocks to the portfolio during the Fund's fiscal year. The new holdings were Exxon Mobil, an international oil and gas exploration, production and refining company; R.R. Donnelley & Sons, a commercial printer; Entergy, a diversified electric utility with regulated, unregulated and international operations; Nike, an athletic footwear and apparel manufacturer and marketer; Dow Chemical, a manufacturer of commodity and specialty plastics and chemicals; Cintas, a provider of corporate uniforms and related products and services; and Alcoa, an aluminum and related products producer.


16 | Annual Report

We sold our entire positions in three holdings during the Fund's fiscal year: railroad operator Burlington Northern Santa Fe, due to valuation concerns; off-price retailer TJX, due to uncertainties about the company's future growth prospects; and diversified industrial company Johnson Controls, largely due to challenges facing the company's automotive interiors business.

Thank you for your continued participation in Franklin Large Cap Value Fund. We look forward to serving your future investment needs.


[PHOTO OMITTED]         /s/ Stephen T. Madonna

                        Stephen T. Madonna, CFA
                        Lead Portfolio Manager

                        William J. Lippman
                        Bruce C. Baughman, CPA
                        Donald G. Taylor, CPA
                        Margaret McGee

                        Portfolio Management Team
                        Franklin Large Cap Value Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

TOP 10 EQUITY HOLDINGS
Franklin Large Cap Value Fund
10/31/06

------------------------------------------------------------------------------
COMPANY                                                             % OF TOTAL
SECTOR/INDUSTRY                                                     NET ASSETS
------------------------------------------------------------------------------
Freddie Mac                                                               3.8%
 FINANCE, RENTAL & LEASING
------------------------------------------------------------------------------
Bank of America Corp.                                                     3.8%
 MAJOR BANKS
------------------------------------------------------------------------------
Citigroup Inc.                                                            3.5%
 FINANCIAL CONGLOMERATES
------------------------------------------------------------------------------
General Electric Co.                                                      3.5%
 PRODUCER MANUFACTURING
------------------------------------------------------------------------------
The Procter & Gamble Co.                                                  3.4%
 CONSUMER NON-DURABLES
------------------------------------------------------------------------------
Exxon Mobil Corp.                                                         3.3%
 ENERGY MINERALS
------------------------------------------------------------------------------
U.S. Bancorp                                                              3.3%
 REGIONAL BANKS
------------------------------------------------------------------------------
Wachovia Corp.                                                            3.3%
 MAJOR BANKS
------------------------------------------------------------------------------
Microsoft Corp.                                                           3.0%
 TECHNOLOGY SERVICES
------------------------------------------------------------------------------
The Allstate Corp.                                                        3.0%
 PROPERTY-CASUALTY INSURANCE
------------------------------------------------------------------------------


                                                              Annual Report | 17

Performance Summary as of 10/31/06

FRANKLIN LARGE CAP VALUE FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

----------------------------------------------------------------------------------------------------------------------------
CLASS A (SYMBOL: FLVAX)                                                     CHANGE               10/31/06          10/31/05
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                                       +$1.89                 $16.55            $14.66
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/05-10/31/06)
----------------------------------------------------------------------------------------------------------------------------
Dividend Income                                       $0.1509
----------------------------------------------------------------------------------------------------------------------------
Long-Term Capital Gain                                $0.3427
----------------------------------------------------------------------------------------------------------------------------
         TOTAL                                        $0.4936
----------------------------------------------------------------------------------------------------------------------------
CLASS B (SYMBOL: FBLCX)                                                     CHANGE               10/31/06          10/31/05
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                                       +$1.87                 $16.34            $14.47
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/05-10/31/06)
----------------------------------------------------------------------------------------------------------------------------
Dividend Income                                       $0.0492
----------------------------------------------------------------------------------------------------------------------------
Long-Term Capital Gain                                $0.3427
----------------------------------------------------------------------------------------------------------------------------
         TOTAL                                        $0.3919
----------------------------------------------------------------------------------------------------------------------------
CLASS C (SYMBOL: FLCVX)                                                     CHANGE               10/31/06          10/31/05
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                                       +$1.87                 $16.34            $14.47
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/05-10/31/06)
----------------------------------------------------------------------------------------------------------------------------
Dividend Income                                       $0.0512
----------------------------------------------------------------------------------------------------------------------------
Long-Term Capital Gain                                $0.3427
----------------------------------------------------------------------------------------------------------------------------
         TOTAL                                        $0.3939
----------------------------------------------------------------------------------------------------------------------------
CLASS R (SYMBOL: FLCRX)                                                     CHANGE               10/31/06          10/31/05
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                                       +$1.86                 $16.42            $14.56
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/05-10/31/06)
----------------------------------------------------------------------------------------------------------------------------
Dividend Income                                       $0.1423
----------------------------------------------------------------------------------------------------------------------------
Long-Term Capital Gain                                $0.3427
----------------------------------------------------------------------------------------------------------------------------
         TOTAL                                        $0.4850
----------------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: N/A)                                                 CHANGE               10/31/06           11/1/05
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                                       +$1.93                 $16.56            $14.63
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/05-10/31/06)
----------------------------------------------------------------------------------------------------------------------------
Dividend Income                                       $0.2031
----------------------------------------------------------------------------------------------------------------------------
Long-Term Capital Gain                                $0.3427
----------------------------------------------------------------------------------------------------------------------------
         TOTAL                                        $0.5458
----------------------------------------------------------------------------------------------------------------------------


18 | Annual Report

PERFORMANCE 1

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

------------------------------------------------------------------------------------------------------------------
CLASS A                                                1-YEAR                 5-YEAR            INCEPTION (6/1/00)
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                             +16.62%                +51.42%                  +77.87%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 3                          +9.94%                 +7.38%                   +8.39%
------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                         $10,994                $14,273                  $16,764
------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 5                     +6.66%                 +6.87%                   +8.12%
------------------------------------------------------------------------------------------------------------------
CLASS B                                                1-YEAR                 5-YEAR            INCEPTION (6/1/00)
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                             +15.90%                +46.75%                  +70.99%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 3                         +11.90%                 +7.68%                   +8.72%
------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                         $11,190                $14,475                  $17,099
------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 5                     +8.42%                 +7.17%                   +8.46%
------------------------------------------------------------------------------------------------------------------
CLASS C                                                1-YEAR                 5-YEAR            INCEPTION (6/1/00)
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                             +15.92%                +46.86%                  +71.00%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 3                         +14.92%                 +7.99%                   +8.72%
------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                         $11,492                $14,686                  $17,100
------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 5                    +11.43%                 +7.47%                   +8.46%
------------------------------------------------------------------------------------------------------------------
CLASS R                                                1-YEAR                 3-YEAR            INCEPTION (8/1/02)
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                             +16.46%                +38.97%                  +63.96%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 3                         +16.46%                +11.59%                  +12.34%
------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                         $11,646                $13,897                  $16,396
------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 5                    +12.90%                +12.41%                  +11.99%
------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS 6                                        1-YEAR                 5-YEAR            INCEPTION (6/1/00)
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                             +17.09%                +52.04%                  +78.59%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 3                         +17.09%                 +8.74%                   +9.46%
------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                         $11,709                $15,204                  $17,859
------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 5                    +13.55%                 +8.22%                   +9.19%
------------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                              Annual Report | 19

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT 1

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

----------------------------------------------
CLASS A                              10/31/06
----------------------------------------------
1-Year                                 +9.94%
----------------------------------------------
5-Year                                 +7.38%
----------------------------------------------
Since Inception (6/1/00)               +8.39%
----------------------------------------------

CLASS A (6/1/00-10/31/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                    Franklin Large Cap        Russell 1000
    Date               Value Fund             Value Index 7             CPI 7
--------------------------------------------------------------------------------
   6/1/2000               $9,425                 $10,000               $10,000
  6/30/2000               $9,001                  $9,543               $10,052
  7/31/2000               $9,067                  $9,662               $10,076
  8/31/2000               $9,623                 $10,200               $10,076
  9/30/2000               $9,925                 $10,294               $10,128
 10/31/2000              $10,481                 $10,546               $10,146
 11/30/2000              $10,189                 $10,155               $10,152
 12/31/2000              $11,147                 $10,664               $10,146
  1/31/2001              $11,393                 $10,705               $10,210
  2/28/2001              $11,355                 $10,407               $10,251
  3/31/2001              $11,355                 $10,039               $10,274
  4/30/2001              $11,878                 $10,532               $10,315
  5/31/2001              $12,343                 $10,768               $10,362
  6/30/2001              $12,030                 $10,529               $10,379
  7/31/2001              $12,077                 $10,507               $10,350
  8/31/2001              $11,783                 $10,086               $10,350
  9/30/2001              $11,080                  $9,376               $10,397
 10/31/2001              $11,071                  $9,296               $10,362
 11/30/2001              $11,631                  $9,836               $10,344
 12/31/2001              $12,002                 $10,068               $10,303
  1/31/2002              $11,819                  $9,990               $10,327
  2/28/2002              $11,867                 $10,006               $10,367
  3/31/2002              $12,233                 $10,479               $10,426
  4/30/2002              $12,050                 $10,120               $10,484
  5/31/2002              $12,194                 $10,171               $10,484
  6/30/2002              $11,414                  $9,587               $10,490
  7/31/2002              $10,422                  $8,696               $10,501
  8/31/2002              $10,518                  $8,761               $10,536
  9/30/2002               $9,237                  $7,787               $10,554
 10/31/2002              $10,094                  $8,364               $10,571
 11/30/2002              $10,692                  $8,891               $10,571
 12/31/2002              $10,139                  $8,505               $10,548
  1/31/2003               $9,926                  $8,299               $10,595
  2/28/2003               $9,752                  $8,078               $10,676
  3/31/2003               $9,790                  $8,091               $10,741
  4/30/2003              $10,479                  $8,803               $10,717
  5/31/2003              $11,157                  $9,372               $10,700
  6/30/2003              $11,254                  $9,489               $10,711
  7/31/2003              $11,361                  $9,630               $10,723
  8/31/2003              $11,477                  $9,780               $10,764
  9/30/2003              $11,487                  $9,685               $10,799
 10/31/2003              $12,020                 $10,277               $10,787
 11/30/2003              $12,146                 $10,417               $10,758
 12/31/2003              $12,770                 $11,059               $10,746
  1/31/2004              $13,013                 $11,253               $10,799
  2/29/2004              $13,364                 $11,494               $10,857
  3/31/2004              $13,276                 $11,394               $10,927
  4/30/2004              $13,140                 $11,115               $10,962
  5/31/2004              $13,227                 $11,229               $11,026
  6/30/2004              $13,422                 $11,494               $11,061
  7/31/2004              $13,247                 $11,332               $11,044
  8/31/2004              $13,461                 $11,493               $11,050
  9/30/2004              $13,510                 $11,671               $11,073
 10/31/2004              $13,636                 $11,866               $11,131
 11/30/2004              $14,055                 $12,465               $11,137
 12/31/2004              $14,483                 $12,883               $11,096
  1/31/2005              $14,228                 $12,654               $11,120
  2/28/2005              $14,365                 $13,074               $11,184
  3/31/2005              $14,247                 $12,894               $11,271
  4/30/2005              $13,963                 $12,663               $11,347
  5/31/2005              $14,228                 $12,968               $11,335
  6/30/2005              $14,120                 $13,110               $11,341
  7/31/2005              $14,551                 $13,489               $11,394
  8/31/2005              $14,404                 $13,431               $11,452
  9/30/2005              $14,483                 $13,619               $11,592
 10/31/2005              $14,375                 $13,273               $11,615
 11/30/2005              $14,983                 $13,707               $11,522
 12/31/2005              $15,011                 $13,792               $11,475
  1/31/2006              $15,305                 $14,327               $11,563
  2/28/2006              $15,366                 $14,415               $11,586
  3/31/2006              $15,437                 $14,610               $11,650
  4/30/2006              $15,882                 $14,981               $11,749
  5/31/2006              $15,437                 $14,603               $11,808
  6/30/2006              $15,386                 $14,696               $11,831
  7/31/2006              $15,487                 $15,053               $11,866
  8/31/2006              $15,933                 $15,305               $11,889
  9/30/2006              $16,389                 $15,610               $11,831
 10/31/2006              $16,764                 $16,121               $11,767

AVERAGE ANNUAL TOTAL RETURN

----------------------------------------------
CLASS B                               10/31/06
----------------------------------------------
1-Year                                 +11.90%
----------------------------------------------
5-Year                                 + 7.68%
----------------------------------------------
Since Inception (6/1/00)               + 8.72%
----------------------------------------------

CLASS B (6/1/00-10/31/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                    Franklin Large Cap        Russell 1000
    Date               Value Fund             Value Index 7             CPI 7
--------------------------------------------------------------------------------
   6/1/2000              $10,000                  $10,000              $10,000
  6/30/2000               $9,550                   $9,543              $10,052
  7/31/2000               $9,610                   $9,662              $10,076
  8/31/2000              $10,200                  $10,200              $10,076
  9/30/2000              $10,520                  $10,294              $10,128
 10/31/2000              $11,110                  $10,546              $10,146
 11/30/2000              $10,790                  $10,155              $10,152
 12/31/2000              $11,803                  $10,664              $10,146
  1/31/2001              $12,064                  $10,705              $10,210
  2/28/2001              $12,004                  $10,407              $10,251
  3/31/2001              $11,994                  $10,039              $10,274
  4/30/2001              $12,547                  $10,532              $10,315
  5/31/2001              $13,020                  $10,768              $10,362
  6/30/2001              $12,688                  $10,529              $10,379
  7/31/2001              $12,738                  $10,507              $10,350
  8/31/2001              $12,416                  $10,086              $10,350
  9/30/2001              $11,662                   $9,376              $10,397
 10/31/2001              $11,652                   $9,296              $10,362
 11/30/2001              $12,235                   $9,836              $10,344
 12/31/2001              $12,611                  $10,068              $10,303
  1/31/2002              $12,418                   $9,990              $10,327
  2/28/2002              $12,459                  $10,006              $10,367
  3/31/2002              $12,835                  $10,479              $10,426
  4/30/2002              $12,631                  $10,120              $10,484
  5/31/2002              $12,784                  $10,171              $10,484
  6/30/2002              $11,961                   $9,587              $10,490
  7/31/2002              $10,914                   $8,696              $10,501
  8/31/2002              $11,016                   $8,761              $10,536
  9/30/2002               $9,664                   $7,787              $10,554
 10/31/2002              $10,558                   $8,364              $10,571
 11/30/2002              $11,178                   $8,891              $10,571
 12/31/2002              $10,604                   $8,505              $10,548
  1/31/2003              $10,371                   $8,299              $10,595
  2/28/2003              $10,177                   $8,078              $10,676
  3/31/2003              $10,218                   $8,091              $10,741
  4/30/2003              $10,930                   $8,803              $10,717
  5/31/2003              $11,631                   $9,372              $10,700
  6/30/2003              $11,723                   $9,489              $10,711
  7/31/2003              $11,825                   $9,630              $10,723
  8/31/2003              $11,947                   $9,780              $10,764
  9/30/2003              $11,947                   $9,685              $10,799
 10/31/2003              $12,496                  $10,277              $10,787
 11/30/2003              $12,618                  $10,417              $10,758
 12/31/2003              $13,266                  $11,059              $10,746
  1/31/2004              $13,510                  $11,253              $10,799
  2/29/2004              $13,866                  $11,494              $10,857
  3/31/2004              $13,764                  $11,394              $10,927
  4/30/2004              $13,612                  $11,115              $10,962
  5/31/2004              $13,693                  $11,229              $11,026
  6/30/2004              $13,896                  $11,494              $11,061
  7/31/2004              $13,703                  $11,332              $11,044
  8/31/2004              $13,917                  $11,493              $11,050
  9/30/2004              $13,957                  $11,671              $11,073
 10/31/2004              $14,090                  $11,866              $11,131
 11/30/2004              $14,507                  $12,465              $11,137
 12/31/2004              $14,936                  $12,883              $11,096
  1/31/2005              $14,671                  $12,654              $11,120
  2/28/2005              $14,804                  $13,074              $11,184
  3/31/2005              $14,671                  $12,894              $11,271
  4/30/2005              $14,376                  $12,663              $11,347
  5/31/2005              $14,641                  $12,968              $11,335
  6/30/2005              $14,518                  $13,110              $11,341
  7/31/2005              $14,957                  $13,489              $11,394
  8/31/2005              $14,794                  $13,431              $11,452
  9/30/2005              $14,875                  $13,619              $11,592
 10/31/2005              $14,753                  $13,273              $11,615
 11/30/2005              $15,375                  $13,707              $11,522
 12/31/2005              $15,393                  $13,792              $11,475
  1/31/2006              $15,686                  $14,327              $11,563
  2/28/2006              $15,739                  $14,415              $11,586
  3/31/2006              $15,801                  $14,610              $11,650
  4/30/2006              $16,241                  $14,981              $11,749
  5/31/2006              $15,781                  $14,603              $11,808
  6/30/2006              $15,718                  $14,696              $11,831
  7/31/2006              $15,812                  $15,053              $11,866
  8/31/2006              $16,262                  $15,305              $11,889
  9/30/2006              $16,722                  $15,610              $11,831
 10/31/2006              $17,099                  $16,121              $11,767


20 | Annual Report

CLASS C (6/1/00-10/31/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                    Franklin Large Cap         Russell 1000
    Date               Value Fund              Value Index 7            CPI 7
--------------------------------------------------------------------------------
    6/1/2000            $10,000                   $10,000              $10,000
   6/30/2000             $9,550                    $9,543              $10,052
   7/31/2000             $9,610                    $9,662              $10,076
   8/31/2000            $10,200                   $10,200              $10,076
   9/30/2000            $10,520                   $10,294              $10,128
  10/31/2000            $11,110                   $10,546              $10,146
  11/30/2000            $10,800                   $10,155              $10,152
  12/31/2000            $11,814                   $10,664              $10,146
   1/31/2001            $12,066                   $10,705              $10,210
   2/28/2001            $12,006                   $10,407              $10,251
   3/31/2001            $11,996                   $10,039              $10,274
   4/30/2001            $12,549                   $10,532              $10,315
   5/31/2001            $13,022                   $10,768              $10,362
   6/30/2001            $12,690                   $10,529              $10,379
   7/31/2001            $12,740                   $10,507              $10,350
   8/31/2001            $12,418                   $10,086              $10,350
   9/30/2001            $11,664                    $9,376              $10,397
  10/31/2001            $11,643                    $9,296              $10,362
  11/30/2001            $12,227                    $9,836              $10,344
  12/31/2001            $12,609                   $10,068              $10,303
   1/31/2002            $12,416                    $9,990              $10,327
   2/28/2002            $12,456                   $10,006              $10,367
   3/31/2002            $12,832                   $10,479              $10,426
   4/30/2002            $12,639                   $10,120              $10,484
   5/31/2002            $12,782                   $10,171              $10,484
   6/30/2002            $11,959                    $9,587              $10,490
   7/31/2002            $10,922                    $8,696              $10,501
   8/31/2002            $11,014                    $8,761              $10,536
   9/30/2002             $9,662                    $7,787              $10,554
  10/31/2002            $10,556                    $8,364              $10,571
  11/30/2002            $11,176                    $8,891              $10,571
  12/31/2002            $10,611                    $8,505              $10,548
   1/31/2003            $10,377                    $8,299              $10,595
   2/28/2003            $10,194                    $8,078              $10,676
   3/31/2003            $10,225                    $8,091              $10,741
   4/30/2003            $10,927                    $8,803              $10,717
   5/31/2003            $11,629                    $9,372              $10,700
   6/30/2003            $11,720                    $9,489              $10,711
   7/31/2003            $11,832                    $9,630              $10,723
   8/31/2003            $11,944                    $9,780              $10,764
   9/30/2003            $11,944                    $9,685              $10,799
  10/31/2003            $12,494                   $10,277              $10,787
  11/30/2003            $12,616                   $10,417              $10,758
  12/31/2003            $13,267                   $11,059              $10,746
   1/31/2004            $13,511                   $11,253              $10,799
   2/29/2004            $13,867                   $11,494              $10,857
   3/31/2004            $13,765                   $11,394              $10,927
   4/30/2004            $13,613                   $11,115              $10,962
   5/31/2004            $13,694                   $11,229              $11,026
   6/30/2004            $13,898                   $11,494              $11,061
   7/31/2004            $13,694                   $11,332              $11,044
   8/31/2004            $13,918                   $11,493              $11,050
   9/30/2004            $13,959                   $11,671              $11,073
  10/31/2004            $14,091                   $11,866              $11,131
  11/30/2004            $14,498                   $12,465              $11,137
  12/31/2004            $14,935                   $12,883              $11,096
   1/31/2005            $14,670                   $12,654              $11,120
   2/28/2005            $14,803                   $13,074              $11,184
   3/31/2005            $14,670                   $12,894              $11,271
   4/30/2005            $14,374                   $12,663              $11,347
   5/31/2005            $14,629                   $12,968              $11,335
   6/30/2005            $14,517                   $13,110              $11,341
   7/31/2005            $14,956                   $13,489              $11,394
   8/31/2005            $14,792                   $13,431              $11,452
   9/30/2005            $14,874                   $13,619              $11,592
  10/31/2005            $14,752                   $13,273              $11,615
  11/30/2005            $15,373                   $13,707              $11,522
  12/31/2005            $15,394                   $13,792              $11,475
   1/31/2006            $15,677                   $14,327              $11,563
   2/28/2006            $15,729                   $14,415              $11,586
   3/31/2006            $15,802                   $14,610              $11,650
   4/30/2006            $16,242                   $14,981              $11,749
   5/31/2006            $15,781                   $14,603              $11,808
   6/30/2006            $15,718                   $14,696              $11,831
   7/31/2006            $15,813                   $15,053              $11,866
   8/31/2006            $16,263                   $15,305              $11,889
   9/30/2006            $16,723                   $15,610              $11,831
  10/31/2006            $17,100                   $16,121              $11,767

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------------------
CLASS C                                       10/31/06
------------------------------------------------------
1-Year                                         +14.92%
------------------------------------------------------
5-Year                                         + 7.99%
------------------------------------------------------
Since Inception (6/1/00)                       + 8.72%
------------------------------------------------------

CLASS R (8/1/02-10/31/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                    Franklin Large Cap        Russell 1000
    Date               Value Fund             Value Index 7             CPI 7
--------------------------------------------------------------------------------
   8/1/2002              $10,000                $10,000                $10,000
  8/31/2002              $10,351                $10,076                $10,033
  9/30/2002               $9,081                 $8,955                $10,050
 10/31/2002               $9,935                 $9,619                $10,067
 11/30/2002              $10,512                $10,225                $10,067
 12/31/2002               $9,983                 $9,781                $10,044
  1/31/2003               $9,762                 $9,544                $10,089
  2/28/2003               $9,590                 $9,289                $10,167
  3/31/2003               $9,638                 $9,305                $10,228
  4/30/2003              $10,308                $10,124                $10,205
  5/31/2003              $10,958                $10,777                $10,189
  6/30/2003              $11,054                $10,912                $10,200
  7/31/2003              $11,168                $11,075                $10,211
  8/31/2003              $11,273                $11,247                $10,250
  9/30/2003              $11,282                $11,137                $10,283
 10/31/2003              $11,799                $11,819                $10,272
 11/30/2003              $11,933                $11,979                $10,244
 12/31/2003              $12,550                $12,718                $10,233
  1/31/2004              $12,780                $12,941                $10,283
  2/29/2004              $13,126                $13,219                $10,339
  3/31/2004              $13,039                $13,103                $10,405
  4/30/2004              $12,896                $12,783                $10,439
  5/31/2004              $12,982                $12,913                $10,500
  6/30/2004              $13,184                $13,218                $10,533
  7/31/2004              $13,001                $13,032                $10,516
  8/31/2004              $13,213                $13,217                $10,522
  9/30/2004              $13,261                $13,422                $10,544
 10/31/2004              $13,386                $13,645                $10,600
 11/30/2004              $13,780                $14,335                $10,605
 12/31/2004              $14,205                $14,815                $10,566
  1/31/2005              $13,954                $14,552                $10,589
  2/28/2005              $14,090                $15,035                $10,650
  3/31/2005              $13,963                $14,828                $10,733
  4/30/2005              $13,683                $14,563                $10,805
  5/31/2005              $13,945                $14,913                $10,794
  6/30/2005              $13,838                $15,077                $10,800
  7/31/2005              $14,264                $15,513                $10,850
  8/31/2005              $14,109                $15,445                $10,905
  9/30/2005              $14,196                $15,662                $11,038
 10/31/2005              $14,080                $15,264                $11,061
 11/30/2005              $14,679                $15,764                $10,972
 12/31/2005              $14,699                $15,860                $10,927
  1/31/2006              $14,989                $16,476                $11,011
  2/28/2006              $15,038                $16,577                $11,033
  3/31/2006              $15,109                $16,801                $11,094
  4/30/2006              $15,548                $17,228                $11,188
  5/31/2006              $15,109                $16,793                $11,244
  6/30/2006              $15,049                $16,901                $11,266
  7/31/2006              $15,149                $17,311                $11,299
  8/31/2006              $15,588                $17,601                $11,321
  9/30/2006              $16,027                $17,952                $11,266
 10/31/2006              $16,396                $18,540                $11,205

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------------------
CLASS R                                       10/31/06
------------------------------------------------------
1-Year                                         +16.46%
------------------------------------------------------
3-Year                                         +11.59%
------------------------------------------------------
Since Inception (8/1/02)                       +12.34%
------------------------------------------------------


                                                              Annual Report | 21

AVERAGE ANNUAL TOTAL RETURN

---------------------------------------------------
ADVISOR CLASS 6                            10/31/06
---------------------------------------------------
1-Year                                      +17.09%
---------------------------------------------------
5-Year                                      + 8.74%
---------------------------------------------------
Since Inception (6/1/00)                    + 9.46%
---------------------------------------------------

ADVISOR CLASS (6/1/00-10/31/06) 6

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                    Franklin Large Cap         Russell 1000
    Date               Value Fund              Value Index 7          CPI 7
--------------------------------------------------------------------------------
    6/1/2000               $10,000                 $10,000           $10,000
   6/30/2000                $9,550                  $9,543           $10,052
   7/31/2000                $9,620                  $9,662           $10,076
   8/31/2000               $10,210                 $10,200           $10,076
   9/30/2000               $10,530                 $10,294           $10,128
  10/31/2000               $11,120                 $10,546           $10,146
  11/30/2000               $10,810                 $10,155           $10,152
  12/31/2000               $11,827                 $10,664           $10,146
   1/31/2001               $12,089                 $10,705           $10,210
   2/28/2001               $12,049                 $10,407           $10,251
   3/31/2001               $12,049                 $10,039           $10,274
   4/30/2001               $12,603                 $10,532           $10,315
   5/31/2001               $13,096                 $10,768           $10,362
   6/30/2001               $12,764                 $10,529           $10,379
   7/31/2001               $12,814                 $10,507           $10,350
   8/31/2001               $12,502                 $10,086           $10,350
   9/30/2001               $11,757                  $9,376           $10,397
  10/31/2001               $11,747                  $9,296           $10,362
  11/30/2001               $12,341                  $9,836           $10,344
  12/31/2001               $12,735                 $10,068           $10,303
   1/31/2002               $12,541                  $9,990           $10,327
   2/28/2002               $12,592                 $10,006           $10,367
   3/31/2002               $12,981                 $10,479           $10,426
   4/30/2002               $12,786                 $10,120           $10,484
   5/31/2002               $12,939                 $10,171           $10,484
   6/30/2002               $12,112                  $9,587           $10,490
   7/31/2002               $11,059                  $8,696           $10,501
   8/31/2002               $11,162                  $8,761           $10,536
   9/30/2002                $9,801                  $7,787           $10,554
  10/31/2002               $10,712                  $8,364           $10,571
  11/30/2002               $11,345                  $8,891           $10,571
  12/31/2002               $10,759                  $8,505           $10,548
   1/31/2003               $10,533                  $8,299           $10,595
   2/28/2003               $10,348                  $8,078           $10,676
   3/31/2003               $10,389                  $8,091           $10,741
   4/30/2003               $11,119                  $8,803           $10,717
   5/31/2003               $11,839                  $9,372           $10,700
   6/30/2003               $11,942                  $9,489           $10,711
   7/31/2003               $12,055                  $9,630           $10,723
   8/31/2003               $12,179                  $9,780           $10,764
   9/30/2003               $12,189                  $9,685           $10,799
  10/31/2003               $12,755                 $10,277           $10,787
  11/30/2003               $12,889                 $10,417           $10,758
  12/31/2003               $13,550                 $11,059           $10,746
   1/31/2004               $13,809                 $11,253           $10,799
   2/29/2004               $14,181                 $11,494           $10,857
   3/31/2004               $14,088                 $11,394           $10,927
   4/30/2004               $13,943                 $11,115           $10,962
   5/31/2004               $14,036                 $11,229           $11,026
   6/30/2004               $14,242                 $11,494           $11,061
   7/31/2004               $14,057                 $11,332           $11,044
   8/31/2004               $14,284                 $11,493           $11,050
   9/30/2004               $14,336                 $11,671           $11,073
  10/31/2004               $14,470                 $11,866           $11,131
  11/30/2004               $14,914                 $12,465           $11,137
  12/31/2004               $15,367                 $12,883           $11,096
   1/31/2005               $15,096                 $12,654           $11,120
   2/28/2005               $15,242                 $13,074           $11,184
   3/31/2005               $15,118                 $12,894           $11,271
   4/30/2005               $14,815                 $12,663           $11,347
   5/31/2005               $15,096                 $12,968           $11,335
   6/30/2005               $14,982                 $13,110           $11,341
   7/31/2005               $15,440                 $13,489           $11,394
   8/31/2005               $15,284                 $13,431           $11,452
   9/30/2005               $15,367                 $13,619           $11,592
  10/31/2005               $15,253                 $13,273           $11,615
  11/30/2005               $15,919                 $13,707           $11,522
  12/31/2005               $15,951                 $13,792           $11,475
   1/31/2006               $16,264                 $14,327           $11,563
   2/28/2006               $16,328                 $14,415           $11,586
   3/31/2006               $16,415                 $14,610           $11,650
   4/30/2006               $16,889                 $14,981           $11,749
   5/31/2006               $16,425                 $14,603           $11,808
   6/30/2006               $16,371                 $14,696           $11,831
   7/31/2006               $16,479                 $15,053           $11,866
   8/31/2006               $16,964                 $15,305           $11,889
   9/30/2006               $17,450                 $15,610           $11,831
  10/31/2006               $17,859                 $16,121           $11,767

ENDNOTES

WHILE STOCKS HAVE HISTORICALLY OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, THEY TEND TO FLUCTUATE MORE DRAMATICALLY OVER THE SHORT TERM. THESE PRICE MOVEMENTS MAY RESULT FROM FACTORS AFFECTING INDIVIDUAL COMPANIES, INDUSTRIES OR THE SECURITIES MARKETS AS A WHOLE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:    Shares are available to certain eligible investors as
                  described in the prospectus.

1. Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

6. Effective 11/1/05, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 11/1/05, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 10/31/05, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 11/1/05 (commencement of sales), the cumulative total return of Advisor Class shares was +17.33%.

7. Source: Standard & Poor's Micropal. The Russell 1000 Value Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


22 | Annual Report

Your Fund's Expenses

FRANKLIN LARGE CAP VALUE FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 23

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

------------------------------------------------------------------------------------------------------------------------
                                                    BEGINNING ACCOUNT     ENDING ACCOUNT         EXPENSES PAID DURING
CLASS A                                               VALUE 5/1/06        VALUE 10/31/06        PERIOD* 5/1/06-10/31/06
------------------------------------------------------------------------------------------------------------------------
Actual                                                    $1,000             $1,055.50                    $6.99
------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                  $1,000             $1,018.40                    $6.87
------------------------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------------------------
Actual                                                    $1,000             $1,052.80                   $10.35
------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                  $1,000             $1,015.12                   $10.16
------------------------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------------------------
Actual                                                    $1,000             $1,052.80                   $10.30
------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                  $1,000             $1,017.64                   $10.11
------------------------------------------------------------------------------------------------------------------------
CLASS R
------------------------------------------------------------------------------------------------------------------------
Actual                                                    $1,000             $1,054.60                    $7.77
------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                  $1,000             $1,017.64                    $7.63
------------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
------------------------------------------------------------------------------------------------------------------------
Actual                                                    $1,000             $1,057.50                    $5.19
------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                  $1,000             $1,020.16                    $5.09
------------------------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      1.35%; B: 2.00%; C: 1.99%; R: 1.50% and Advisor: 1.00%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


24 | Annual Report

Franklin MicroCap Value Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin MicroCap Value Fund seeks high total return, of which capital appreciation and income are components, by investing at least 80% of its net assets in securities of companies with market capitalizations under $400 million at the time of purchase, which we believe are undervalued in the marketplace.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This annual report for Franklin MicroCap Value Fund covers the fiscal year ended October 31, 2006.

PERFORMANCE OVERVIEW

Franklin MicroCap Value Fund - Class A posted a +17.25% cumulative total return for the 12 months under review. The Fund underperformed its benchmark, the Russell 2000 Value Index, which posted a +22.90% total return for the same period.1 Please note the Fund employs a bottom-up stock selection process and we invest in securities without regard to benchmark comparisons. Although this report covers a 12-month period, our investment strategy aims for long-term results. You can find the Fund's long-term performance data in the Performance Summary beginning on page 29.

1. Source: Standard & Poor's Micropal. The Russell 2000 Value Index is market capitalization weighted and measures performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 73.


                                                              Annual Report | 25

PORTFOLIO BREAKDOWN
Franklin MicroCap Value Fund
Based on Total Net Assets as of 10/31/06

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Producer Manufacturing                                       17.7%
Consumer Non-Durables                                        15.1%
Industrial Services                                           6.0%
Property-Casualty Insurance                                   5.8%
Process Industries                                            4.9%
Retail Trade                                                  4.7%
Consumer Durables                                             3.8%
Non-Energy Minerals                                           3.5%
Transportation                                                3.5%
Savings Banks                                                 2.6%
Real Estate Development                                       2.5%
Health Services                                               2.2%
Communications                                                2.2%
Other                                                         8.0%
Short-Term Investments & Other Net Assets                    17.5%

INVESTMENT STRATEGY

Our strategy is to buy shares of financially sound, well-established companies at a low price-to-book value, where we have reasonable confidence that book value will increase over several years. We limit purchases to companies with market capitalizations of less than $400 million, which we define as "micro-cap." Book value per share is a company's net worth or shareholders' equity on an accounting or "book" basis, divided by shares outstanding. This strategy is not aimed at short-term trading gains, nor do we consider the composition of any index. Rather, we try to identify individual companies that meet our investment criteria, and we assume at purchase that we will hold the positions for several years.

MANAGER'S DISCUSSION

On October 31, 2006, the Fund's total net assets were $480 million, and short-term investments and other net assets (cash) stood at 17.5%, compared with total net assets of $443 million and 17.9% in cash at the beginning of the period. The Fund closed to new investors (with the exception of select retirement accounts) in January 2004. The close does not restrict existing shareholders from continuing to invest through exchanges and additional purchases, including purchases made through reinvestment of dividends and capital gains distributions, except that if an account is reduced to zero it may not be reopened unless the Fund reopens. Net Fund outflows to existing shareholders were $33.2 million during the 12-month period.

We identified eight new investment opportunities during the year: Burnham Holdings, a manufacturer of boilers, furnaces, radiators and air conditioning systems; Cobra Electronics, a designer of radar and laser detectors, GPS navigational systems and two-way radios; Intertape Polymer Group, a plastic packaging supplier; John B. Sanfilippo & Son, a processor and distributor of tree nuts; P&F Industries, a manufacturer and importer of tools and building products; Schweitzer-Mauduit International, a producer of specialty papers and reconstituted tobacco leaf; Summa Industries, a manufacturer of plastic components for lighting, food processing and irrigation; and Tecumseh Products, a manufacturer of compressors, engines and motors. We also added to several existing positions, including Baldwin & Lyons, Bresler & Reiner, Central Steel & Wire, Flexsteel Industries, Handleman, Proliance International, and Tandy Brands Accessories. Cash deployed into new and existing holdings totaled $25.2 million.


26 | Annual Report

Proceeds from portfolio sales totaled $64.0 million. We reduced several positions in response to price appreciation. We also recognized losses in three food-related investments: American Italian Pasta, which we eliminated completely; CoolBrands International, in which we retained a small position at year-end; and Fresh Brands, which was bought out in a cash merger at a price below our cost. Haggar and Summa Industries were also sold in cash mergers, on favorable terms. Allen Organ embarked on an orderly liquidation, on favorable terms, in which we retained a position in a liquidating trust. All these investments were made in accordance with our stated investment strategy and the results, apart from those three highlighted above, were generally consistent with our expectations.

Positions that contributed most positively to Fund performance for the fiscal year included metal processors Aleris International, RTI International Metals and Insteel Industries. Other contributors included Alliance One International (leaf tobacco), Atlantic Tele-Network (telecommunications), Brown Shoe (footwear), Duckwall-ALCO Stores (retail), Healthcare Services Group (housekeeping, maintenance and food services to health care facilities), Layne Christensen (water, mineral and coal seam gas drilling) and Seneca Foods (canned vegetables). Aleris was subject to a cash takeover bid, as were Case Pomeroy, Fresh Brands, Green Mountain Power, Premium Standard Farms and Summa Industries. Holding periods tend to be long in our Fund, as reflected by our portfolio turnover rate, and performance tends not to be driven by recently established positions.

Alliance One, one of this year's best contributors to Fund performance, was last year's worst detractor. This year's worst detractors include CoolBrands International, which has struggled to replace volumes lost when Weight Watchers revoked its licensing agreement to produce Smart Ones frozen desserts. Shares of New Orleans-based International Shipholding declined after hurricane damage disrupted its specialized transport operations. Hardinge disappointed investors with weaker-than-expected earnings despite improved end markets for its machine tools.

TOP 10 EQUITY HOLDINGS
Franklin MicroCap Value Fund
10/31/06

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY                                                       NET ASSETS
--------------------------------------------------------------------------------
RTI International Metals Inc.                                               3.0%
 PRODUCER MANUFACTURING
--------------------------------------------------------------------------------
Premium Standard Farms Inc.                                                 2.8%
 CONSUMER NON-DURABLES
--------------------------------------------------------------------------------
Hardinge Inc.                                                               2.8%
 PRODUCER MANUFACTURING
--------------------------------------------------------------------------------
PHI Inc.                                                                    2.7%
 INDUSTRIAL SERVICES
--------------------------------------------------------------------------------
Aleris International Inc.                                                   2.7%
 NON-ENERGY MINERALS
--------------------------------------------------------------------------------
Delta Apparel Inc.                                                          2.6%
 CONSUMER NON-DURABLES
--------------------------------------------------------------------------------
Layne Christensen Co.                                                       2.3%
 INDUSTRIAL SERVICES
--------------------------------------------------------------------------------
Healthcare Services Group Inc.                                              2.2%
 HEALTH SERVICES
--------------------------------------------------------------------------------
Alliance One International Inc.                                             2.2%
 CONSUMER NON-DURABLES
--------------------------------------------------------------------------------
Seneca Foods Corp.                                                          2.0%
 CONSUMER NON-DURABLES
--------------------------------------------------------------------------------


                                                              Annual Report | 27

Thank you for your continued participation in Franklin MicroCap Value Fund. We look forward to serving your future investment needs.


[PHOTO OMITTED]         /s/ Bruce C. Baughman

                        Bruce C. Baughman, CPA
                        Lead Portfolio Manager

                        William J. Lippman
                        Donald G. Taylor, CPA
                        Margaret McGee

                        Portfolio Management Team
                        Franklin MicroCap Value Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


28 | Annual Report

Performance Summary as of 10/31/06

FRANKLIN MICROCAP VALUE FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

----------------------------------------------------------------------------------------------------------------------
CLASS A (SYMBOL: FRMCX)                                                     CHANGE            10/31/06       10/31/05
----------------------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                                       +$3.17              $41.32         $38.15
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/05-10/31/06)
----------------------------------------------------------------------------------------------------------------------
Dividend Income                                       $0.1899
----------------------------------------------------------------------------------------------------------------------
Short-Term Capital Gain                               $0.1954
----------------------------------------------------------------------------------------------------------------------
Long-Term Capital Gain                                $2.6554
----------------------------------------------------------------------------------------------------------------------
         TOTAL                                        $3.0407
----------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: N/A)                                                 CHANGE            10/31/06        11/1/05
----------------------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                                       +$3.15              $41.43         $38.28
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/05-10/31/06)
----------------------------------------------------------------------------------------------------------------------
Dividend Income                                       $0.1899
----------------------------------------------------------------------------------------------------------------------
Short-Term Capital Gain                               $0.1954
----------------------------------------------------------------------------------------------------------------------
Long-Term Capital Gain                                $2.6554
----------------------------------------------------------------------------------------------------------------------
         TOTAL                                        $3.0407
----------------------------------------------------------------------------------------------------------------------

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; ADVISOR CLASS: NO SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

----------------------------------------------------------------------------------------------------------------------
CLASS A                                                            1-YEAR                5-YEAR            10-YEAR
----------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                          +17.25%              +117.26%           +289.45%
----------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                                      +10.50%               +15.42%            +13.89%
----------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                                      $11,050               $20,480            $36,715
----------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 4                                  +5.94%               +15.65%            +13.77%
----------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS 5                                                    1-YEAR                5-YEAR            10-YEAR
----------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                          +17.56%              +117.83%           +290.48%
----------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                                      +17.56%               +16.85%            +14.59%
----------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                                      $11,756               $21,783            $39,048
----------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 4                                 +12.68%               +17.08%            +14.48%
----------------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                              Annual Report | 29

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

---------------------------------------------
CLASS A                              10/31/06
---------------------------------------------
1-Year                                +10.50%
---------------------------------------------
5-Year                                +15.42%
---------------------------------------------
10-Year                               +13.89%
---------------------------------------------

CLASS A (11/1/96-10/31/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                      Franklin Microcap        Russell 2000
     Date                Value Fund            Value Index 6         CPI 6
--------------------------------------------------------------------------------
   11/1/1996               $9,427                 $10,000           $10,000
  11/30/1996               $9,739                 $10,538           $10,019
  12/31/1996               $9,828                 $10,880           $10,019
   1/31/1997              $10,122                 $11,047           $10,051
   2/28/1997              $10,300                 $11,152           $10,082
   3/31/1997              $10,101                 $10,853           $10,107
   4/30/1997               $9,870                 $11,013           $10,120
   5/31/1997              $10,446                 $11,890           $10,114
   6/30/1997              $10,976                 $12,491           $10,126
   7/31/1997              $11,380                 $13,016           $10,139
   8/31/1997              $11,699                 $13,222           $10,158
   9/30/1997              $12,847                 $14,101           $10,183
  10/31/1997              $12,732                 $13,718           $10,208
  11/30/1997              $12,632                 $13,868           $10,202
  12/31/1997              $12,552                 $14,338           $10,190
   1/31/1998              $12,434                 $14,079           $10,208
   2/28/1998              $12,994                 $14,930           $10,227
   3/31/1998              $13,682                 $15,536           $10,246
   4/30/1998              $14,325                 $15,612           $10,265
   5/31/1998              $14,112                 $15,060           $10,284
   6/30/1998              $13,732                 $14,975           $10,297
   7/31/1998              $13,212                 $13,802           $10,310
   8/31/1998              $11,226                 $11,640           $10,322
   9/30/1998              $11,204                 $12,298           $10,335
  10/31/1998              $11,338                 $12,663           $10,360
  11/30/1998              $11,657                 $13,006           $10,360
  12/31/1998              $11,704                 $13,413           $10,354
   1/31/1999              $11,807                 $13,109           $10,379
   2/28/1999              $11,225                 $12,214           $10,392
   3/31/1999              $10,831                 $12,113           $10,423
   4/30/1999              $11,467                 $13,219           $10,499
   5/31/1999              $12,043                 $13,625           $10,499
   6/30/1999              $12,310                 $14,119           $10,499
   7/31/1999              $12,467                 $13,784           $10,531
   8/31/1999              $12,176                 $13,280           $10,556
   9/30/1999              $11,334                 $13,014           $10,606
  10/31/1999              $11,158                 $12,754           $10,625
  11/30/1999              $11,271                 $12,820           $10,632
  12/31/1999              $11,238                 $13,214           $10,632
   1/31/2000              $11,660                 $12,868           $10,663
   2/29/2000              $11,838                 $13,655           $10,726
   3/31/2000              $11,930                 $13,719           $10,815
   4/30/2000              $11,495                 $13,800           $10,821
   5/31/2000              $11,554                 $13,589           $10,834
   6/30/2000              $11,983                 $13,986           $10,891
   7/31/2000              $12,128                 $14,453           $10,916
   8/31/2000              $12,866                 $15,099           $10,916
   9/30/2000              $12,833                 $15,013           $10,973
  10/31/2000              $12,444                 $14,960           $10,992
  11/30/2000              $12,227                 $14,655           $10,998
  12/31/2000              $12,594                 $16,230           $10,992
   1/31/2001              $13,739                 $16,678           $11,061
   2/28/2001              $14,082                 $16,655           $11,105
   3/31/2001              $14,664                 $16,388           $11,131
   4/30/2001              $15,391                 $17,146           $11,175
   5/31/2001              $16,796                 $17,587           $11,226
   6/30/2001              $16,934                 $18,295           $11,244
   7/31/2001              $17,331                 $17,885           $11,213
   8/31/2001              $17,379                 $17,823           $11,213
   9/30/2001              $16,337                 $15,855           $11,263
  10/31/2001              $16,899                 $16,269           $11,226
  11/30/2001              $16,940                 $17,438           $11,207
  12/31/2001              $17,792                 $18,506           $11,162
   1/31/2002              $18,289                 $18,752           $11,188
   2/28/2002              $18,398                 $18,866           $11,232
   3/31/2002              $19,407                 $20,279           $11,295
   4/30/2002              $20,258                 $20,992           $11,358
   5/31/2002              $20,510                 $20,298           $11,358
   6/30/2002              $20,344                 $19,849           $11,364
   7/31/2002              $18,412                 $16,900           $11,377
   8/31/2002              $18,304                 $16,825           $11,415
   9/30/2002              $17,353                 $15,623           $11,434
  10/31/2002              $17,367                 $15,858           $11,453
  11/30/2002              $18,247                 $17,123           $11,453
  12/31/2002              $18,505                 $16,392           $11,428
   1/31/2003              $18,398                 $15,930           $11,478
   2/28/2003              $17,641                 $15,395           $11,567
   3/31/2003              $17,557                 $15,559           $11,636
   4/30/2003              $17,932                 $17,037           $11,611
   5/31/2003              $18,918                 $18,776           $11,592
   6/30/2003              $19,667                 $19,095           $11,605
   7/31/2003              $20,700                 $20,047           $11,617
   8/31/2003              $21,541                 $20,808           $11,661
   9/30/2003              $21,832                 $20,570           $11,699
  10/31/2003              $23,254                 $22,247           $11,687
  11/30/2003              $24,164                 $23,101           $11,655
  12/31/2003              $25,245                 $23,936           $11,642
   1/31/2004              $25,596                 $24,764           $11,699
   2/29/2004              $25,713                 $25,243           $11,762
   3/31/2004              $26,540                 $25,593           $11,838
   4/30/2004              $26,267                 $24,269           $11,876
   5/31/2004              $26,275                 $24,562           $11,946
   6/30/2004              $27,070                 $25,809           $11,984
   7/31/2004              $26,556                 $24,623           $11,965
   8/31/2004              $26,236                 $24,865           $11,971
   9/30/2004              $26,766                 $25,848           $11,996
  10/31/2004              $26,891                 $26,250           $12,059
  11/30/2004              $28,630                 $28,579           $12,066
  12/31/2004              $29,287                 $29,261           $12,021
   1/31/2005              $29,238                 $28,129           $12,047
   2/28/2005              $30,124                 $28,688           $12,116
   3/31/2005              $29,427                 $28,097           $12,211
   4/30/2005              $28,737                 $26,648           $12,293
   5/31/2005              $29,312                 $28,273           $12,280
   6/30/2005              $30,059                 $29,523           $12,287
   7/31/2005              $31,963                 $31,203           $12,344
   8/31/2005              $31,700                 $30,487           $12,407
   9/30/2005              $31,897                 $30,436           $12,558
  10/31/2005              $31,315                 $29,672           $12,584
  11/30/2005              $32,152                 $30,876           $12,483
  12/31/2005              $32,868                 $30,638           $12,432
   1/31/2006              $34,529                 $33,172           $12,527
   2/28/2006              $34,609                 $33,170           $12,552
   3/31/2006              $36,698                 $34,776           $12,622
   4/30/2006              $36,493                 $34,869           $12,729
   5/31/2006              $36,058                 $33,425           $12,792
   6/30/2006              $35,960                 $33,836           $12,817
   7/31/2006              $35,027                 $33,367           $12,855
   8/31/2006              $35,525                 $34,364           $12,881
   9/30/2006              $35,853                 $34,700           $12,817
  10/31/2006              $36,715                 $36,466           $12,748

AVERAGE ANNUAL TOTAL RETURN

-----------------------------------------------
ADVISOR CLASS 5                        10/31/06
-----------------------------------------------
1-Year                                  +17.56%
-----------------------------------------------
5-Year                                  +16.85%
-----------------------------------------------
10-Year                                 +14.59%
-----------------------------------------------

ADVISOR CLASS (11/1/96-10/31/06) 5

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                      Franklin Microcap        Russell 2000
     Date                Value Fund            Value Index 6            CPI 6
--------------------------------------------------------------------------------
  11/1/1996               $10,000                 $10,000              $10,000
 11/30/1996               $10,331                 $10,538              $10,019
 12/31/1996               $10,425                 $10,880              $10,019
  1/31/1997               $10,736                 $11,047              $10,051
  2/28/1997               $10,925                 $11,152              $10,082
  3/31/1997               $10,714                 $10,853              $10,107
  4/30/1997               $10,469                 $11,013              $10,120
  5/31/1997               $11,081                 $11,890              $10,114
  6/30/1997               $11,643                 $12,491              $10,126
  7/31/1997               $12,071                 $13,016              $10,139
  8/31/1997               $12,410                 $13,222              $10,158
  9/30/1997               $13,627                 $14,101              $10,183
 10/31/1997               $13,505                 $13,718              $10,208
 11/30/1997               $13,399                 $13,868              $10,202
 12/31/1997               $13,313                 $14,338              $10,190
  1/31/1998               $13,190                 $14,079              $10,208
  2/28/1998               $13,782                 $14,930              $10,227
  3/31/1998               $14,512                 $15,536              $10,246
  4/30/1998               $15,194                 $15,612              $10,265
  5/31/1998               $14,969                 $15,060              $10,284
  6/30/1998               $14,566                 $14,975              $10,297
  7/31/1998               $14,014                 $13,802              $10,310
  8/31/1998               $11,907                 $11,640              $10,322
  9/30/1998               $11,884                 $12,298              $10,335
 10/31/1998               $12,026                 $12,663              $10,360
 11/30/1998               $12,364                 $13,006              $10,360
 12/31/1998               $12,414                 $13,413              $10,354
  1/31/1999               $12,523                 $13,109              $10,379
  2/28/1999               $11,906                 $12,214              $10,392
  3/31/1999               $11,488                 $12,113              $10,423
  4/30/1999               $12,164                 $13,219              $10,499
  5/31/1999               $12,774                 $13,625              $10,499
  6/30/1999               $13,057                 $14,119              $10,499
  7/31/1999               $13,224                 $13,784              $10,531
  8/31/1999               $12,916                 $13,280              $10,556
  9/30/1999               $12,022                 $13,014              $10,606
 10/31/1999               $11,836                 $12,754              $10,625
 11/30/1999               $11,955                 $12,820              $10,632
 12/31/1999               $11,921                 $13,214              $10,632
  1/31/2000               $12,368                 $12,868              $10,663
  2/29/2000               $12,556                 $13,655              $10,726
  3/31/2000               $12,654                 $13,719              $10,815
  4/30/2000               $12,192                 $13,800              $10,821
  5/31/2000               $12,256                 $13,589              $10,834
  6/30/2000               $12,710                 $13,986              $10,891
  7/31/2000               $12,864                 $14,453              $10,916
  8/31/2000               $13,647                 $15,099              $10,916
  9/30/2000               $13,612                 $15,013              $10,973
 10/31/2000               $13,200                 $14,960              $10,992
 11/30/2000               $12,969                 $14,655              $10,998
 12/31/2000               $13,358                 $16,230              $10,992
  1/31/2001               $14,573                 $16,678              $11,061
  2/28/2001               $14,937                 $16,655              $11,105
  3/31/2001               $15,554                 $16,388              $11,131
  4/30/2001               $16,326                 $17,146              $11,175
  5/31/2001               $17,816                 $17,587              $11,226
  6/30/2001               $17,961                 $18,295              $11,244
  7/31/2001               $18,383                 $17,885              $11,213
  8/31/2001               $18,435                 $17,823              $11,213
  9/30/2001               $17,329                 $15,855              $11,263
 10/31/2001               $17,925                 $16,269              $11,226
 11/30/2001               $17,969                 $17,438              $11,207
 12/31/2001               $18,872                 $18,506              $11,162
  1/31/2002               $19,400                 $18,752              $11,188
  2/28/2002               $19,515                 $18,866              $11,232
  3/31/2002               $20,586                 $20,279              $11,295
  4/30/2002               $21,488                 $20,992              $11,358
  5/31/2002               $21,755                 $20,298              $11,358
  6/30/2002               $21,580                 $19,849              $11,364
  7/31/2002               $19,530                 $16,900              $11,377
  8/31/2002               $19,416                 $16,825              $11,415
  9/30/2002               $18,406                 $15,623              $11,434
 10/31/2002               $18,421                 $15,858              $11,453
 11/30/2002               $19,354                 $17,123              $11,453
 12/31/2002               $19,629                 $16,392              $11,428
  1/31/2003               $19,515                 $15,930              $11,478
  2/28/2003               $18,713                 $15,395              $11,567
  3/31/2003               $18,623                 $15,559              $11,636
  4/30/2003               $19,020                 $17,037              $11,611
  5/31/2003               $20,066                 $18,776              $11,592
  6/30/2003               $20,861                 $19,095              $11,605
  7/31/2003               $21,957                 $20,047              $11,617
  8/31/2003               $22,849                 $20,808              $11,661
  9/30/2003               $23,156                 $20,570              $11,699
 10/31/2003               $24,666                 $22,247              $11,687
 11/30/2003               $25,630                 $23,101              $11,655
 12/31/2003               $26,778                 $23,936              $11,642
  1/31/2004               $27,151                 $24,764              $11,699
  2/29/2004               $27,274                 $25,243              $11,762
  3/31/2004               $28,151                 $25,593              $11,838
  4/30/2004               $27,862                 $24,269              $11,876
  5/31/2004               $27,870                 $24,562              $11,946
  6/30/2004               $28,714                 $25,809              $11,984
  7/31/2004               $28,167                 $24,623              $11,965
  8/31/2004               $27,828                 $24,865              $11,971
  9/30/2004               $28,391                 $25,848              $11,996
 10/31/2004               $28,524                 $26,250              $12,059
 11/30/2004               $30,368                 $28,579              $12,066
 12/31/2004               $31,064                 $29,261              $12,021
  1/31/2005               $31,012                 $28,129              $12,047
  2/28/2005               $31,952                 $28,688              $12,116
  3/31/2005               $31,211                 $28,097              $12,211
  4/30/2005               $30,480                 $26,648              $12,293
  5/31/2005               $31,089                 $28,273              $12,280
  6/30/2005               $31,882                 $29,523              $12,287
  7/31/2005               $33,902                 $31,203              $12,344
  8/31/2005               $33,623                 $30,487              $12,407
  9/30/2005               $33,832                 $30,436              $12,558
 10/31/2005               $33,214                 $29,672              $12,584
 11/30/2005               $34,110                 $30,876              $12,483
 12/31/2005               $34,878                 $30,638              $12,432
  1/31/2006               $36,641                 $33,172              $12,527
  2/28/2006               $36,734                 $33,170              $12,552
  3/31/2006               $38,968                 $34,776              $12,622
  4/30/2006               $38,761                 $34,869              $12,729
  5/31/2006               $38,299                 $33,425              $12,792
  6/30/2006               $38,204                 $33,836              $12,817
  7/31/2006               $37,225                 $33,367              $12,855
  8/31/2006               $37,762                 $34,364              $12,881
  9/30/2006               $38,120                 $34,700              $12,817
 10/31/2006               $39,048                 $36,466              $12,748


30 | Annual Report

ENDNOTES

THE FUND'S INVESTMENTS IN SMALLER-COMPANY SECURITIES THAT MAY HAVE LIMITED LIQUIDITY ALSO MAY INVOLVE RISKS RELATED TO RELATIVELY SMALL REVENUES, LIMITED PRODUCT LINES AND SMALL MARKET SHARE. HISTORICALLY, THESE SECURITIES HAVE EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, ESPECIALLY OVER THE SHORT TERM. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

ADVISOR CLASS:    Shares are available to certain eligible investors as
                  described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Effective 11/1/05, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 11/1/05, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 10/31/05, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 11/1/05 (commencement of sales), the cumulative total return of Advisor Class shares was +17.16%.

6. Source: Standard & Poor's Micropal. The Russell 2000 Value Index is market capitalization weighted and measures performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                                                              Annual Report | 31

Your Fund's Expenses

FRANKLIN MICROCAP VALUE FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


32 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------------------------
                                                 BEGINNING ACCOUNT         ENDING ACCOUNT          EXPENSES PAID DURING
CLASS A                                             VALUE 5/1/06           VALUE 10/31/06         PERIOD* 5/1/06-10/31/06
-------------------------------------------------------------------------------------------------------------------------
Actual                                                 $1,000                 $1,006.10                    $5.51
-------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)               $1,000                 $1,019.71                    $5.55
-------------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
-------------------------------------------------------------------------------------------------------------------------
Actual                                                 $1,000                 $1,007.30                    $4.30
-------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)               $1,000                 $1,020.92                    $4.33
-------------------------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      1.09% and Advisor: 0.85%) multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                                                              Annual Report | 33

Franklin MidCap Value Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin MidCap Value Fund seeks long-term total return by investing at least 80% of net assets in securities of mid-capitalization companies that we believe are undervalued. We define mid-capitalization companies as those with market capitalizations that are similar in size, at the time of purchase, to those in the Russell MidcapTM Index. 1

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This annual report for Franklin MidCap Value Fund covers the fiscal year ended October 31, 2006.

PERFORMANCE OVERVIEW

Franklin MidCap Value Fund - Class A posted a +16.70% cumulative total return for the 12 months under review. The Fund underperformed its benchmark, the Russell Midcap Value Index, which posted a +20.51% total return for the same period.2 Please note the Fund employs a bottom-up stock selection process and we invest in securities without regard to benchmark comparisons. Although this report covers a 12-month period, our investment strategy aims for long-term results. You can find more of the Fund's performance data in the Performance Summary beginning on page 37.

INVESTMENT STRATEGY

Our goal is to invest in mid-capitalization companies that we determine are currently undervalued. The Fund purchases stocks that are out of favor in the market for reasons we believe will prove to be temporary in nature. In addition, the Fund will invest in companies with valuable intangibles not reflected in the stock price. This strategy is not aimed at short-term trading gains, nor do we consider the composition of any index. Rather, we try to identify attractively priced, financially sound companies that meet our investment criteria, and we assume at purchase that we will hold the positions for several years.

1. The Russell Midcap Index is market capitalization weighted and measures performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of total market capitalization of the Russell 1000 Index.

2. Source: Standard & Poor's Micropal. The Russell Midcap Value Index is market capitalization weighted and measures performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 81.


34 | Annual Report

MANAGER'S DISCUSSION

During the year under review, stocks that contributed to Fund performance came from a variety of sectors. Clothing retailer American Eagle Outfitters benefited from a sales recovery. The company's shares were up 123% while we held them from December 2005 to September 2006 and were the Fund's biggest contributor to performance. In the process industries sector, pulp and paper producer Georgia-Pacific was another strong performer. The company was acquired by privately held Koch Industries in December 2005 at a 48% premium to Georgia-Pacific's stock price at the beginning of the reporting period. Within the producer manufacturing sector, Swedish car safety company Autoliv benefited from aggressive cost reduction initiatives and market expansion, and its shares rose 36% in value during the period.

Despite the Fund's positive return, holdings from various sectors hindered performance. In particular, lackluster performance from some positions in the consumer durables sector detracted from Fund performance. Shares of M.D.C. Holdings, a geographically diversified homebuilder, fell 26% during the period amid widespread home sales declines and disappointing earnings. Watson Pharmaceuticals shares fell after the company announced in March its agreement to purchase Andrx. For the reporting period, Watson's share price declined 22%. Shares of discount retailer Dollar General declined 27% in value in an environment of high gas prices, which had a negative effect on consumers' disposable income.

The Fund experienced substantial net inflows during its fiscal year. Consistent with our investment strategy, we used incoming cash to add to existing holdings, as well as initiate positions in 15 stocks we believed were attractively valued. Our new positions were in American Eagle Outfitters (sold by period-end), natural gas distributor Atmos Energy, food and beverage company Dean Foods, diversified utility company DTE Energy, Brazilian aircraft developer and manufacturer Embraer-Empresa Bras de Aeronautica, pain medication developer Endo Pharmaceuticals Holdings, home products manufacturer Fortune Brands, publisher Gannett, marine contractor Helix Energy Solutions Group, confectioner The Hershey Company, investment firm KKR Private Equity Investors, health care services provider LifePoint Hospitals, coal company Peabody Energy, military and commercial services company SAIC, and tool manufacturer The Stanley Works.

We liquidated six positions during the period. One resulted from the Georgia-Pacific buyout by Koch Industries. Consistent with our investment strategy, we sold the other five positions because we believed they were fully valued.

PORTFOLIO BREAKDOWN
Franklin MidCap Value Fund
Based on Total Net Assets as of 10/31/06

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Producer Manufacturing                                           12.6%
Consumer Non-Durables                                            10.1%
Consumer Durables                                                 9.6%
Process Industries                                                8.9%
Utilities                                                         6.8%
Transportation                                                    6.6%
Property-Casualty Insurance                                       5.5%
Specialty Insurance                                               5.4%
Health Technology                                                 5.2%
Industrial Services                                               4.0%
Commercial Services                                               2.8%
Energy Minerals                                                   2.8%
Electronic Technology                                             2.5%
Investment Managers                                               2.0%
Regional Banks                                                    2.0%
Other                                                            10.1%
Short-Term Investments & Other Net Assets                         3.1%


                                                              Annual Report | 35

TOP 10 EQUITY HOLDINGS
Franklin MidCap Value Fund
10/31/06

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY                                                       NET ASSETS
--------------------------------------------------------------------------------
Alberto-Culver Co.                                                          3.1%
 CONSUMER NON-DURABLES
--------------------------------------------------------------------------------
Atmos Energy Corp.                                                          3.0%
 UTILITIES
--------------------------------------------------------------------------------
Erie Indemnity Co., A                                                       3.0%
 PROPERTY-CASUALTY INSURANCE
--------------------------------------------------------------------------------
Dean Foods Co.                                                              2.9%
 CONSUMER NON-DURABLES
--------------------------------------------------------------------------------
SAIC Inc.                                                                   2.8%
 COMMERCIAL SERVICES
--------------------------------------------------------------------------------
Assurant Inc.                                                               2.8%
 SPECIALTY INSURANCE
--------------------------------------------------------------------------------
J.B. Hunt Transport Services Inc.                                           2.7%
 TRANSPORTATION
--------------------------------------------------------------------------------
DTE Energy Co.                                                              2.7%
 UTILITIES
--------------------------------------------------------------------------------
Bunge Ltd.                                                                  2.6%
 PROCESS INDUSTRIES
--------------------------------------------------------------------------------
Fortune Brands Inc.                                                         2.6%
 CONSUMER DURABLES
--------------------------------------------------------------------------------

Thank you for your continued participation in Franklin MidCap Value Fund. We look forward to serving your future investment needs.


[PHOTO OMITTED]         /s/ Sam Kerner

                        Sam Kerner, CFA
                        Lead Portfolio Manager

                        William J. Lippman
                        Bruce C. Baughman, CPA
                        Margaret McGee
                        Donald G. Taylor, CPA
                        Stephen T. Madonna, CFA

                        Portfolio Management Team
                        Franklin MidCap Value Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


36 | Annual Report

Performance Summary as of 10/31/06

FRANKLIN MIDCAP VALUE FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

----------------------------------------------------------------------------------------------------------------------------
CLASS A (SYMBOL: FMVAX)                                                     CHANGE               10/31/06          10/31/05
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                                       +$1.57                 $11.37             $9.80
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/05-10/31/06)
----------------------------------------------------------------------------------------------------------------------------
Dividend Income                                       $0.0610
----------------------------------------------------------------------------------------------------------------------------
CLASS C (SYMBOL: N/A)                                                       CHANGE               10/31/06          10/31/05
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                                       +$1.51                 $11.29             $9.78
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/05-10/31/06)
----------------------------------------------------------------------------------------------------------------------------
Dividend Income                                       $0.0457
----------------------------------------------------------------------------------------------------------------------------
CLASS R (SYMBOL: N/A)                                                       CHANGE               10/31/06          10/31/05
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                                       +$1.55                 $11.35             $9.80
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/05-10/31/06)
----------------------------------------------------------------------------------------------------------------------------
Dividend Income                                       $0.0587
----------------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: N/A)                                                 CHANGE               10/31/06          10/31/05
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                                       +$1.61                 $11.42             $9.81
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/05-10/31/06)
----------------------------------------------------------------------------------------------------------------------------
Dividend Income                                       $0.0688
----------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 37

PERFORMANCE 1

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

--------------------------------------------------------------------------------------
CLASS A                                           1-YEAR            INCEPTION (7/1/05)
--------------------------------------------------------------------------------------
Cumulative Total Return 2                        +16.70%                  +14.37%
--------------------------------------------------------------------------------------
Average Annual Total Return 3                     +9.97%                   +5.79%
--------------------------------------------------------------------------------------
Value of $10,000 Investment 4                    $10,997                  $10,779
--------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 5                +3.40%                   +3.79%
--------------------------------------------------------------------------------------
CLASS C                                           1-YEAR            INCEPTION (7/1/05)
--------------------------------------------------------------------------------------
Cumulative Total Return 2                        +15.95%                  +13.40%
--------------------------------------------------------------------------------------
Average Annual Total Return 3                    +14.95%                   +9.88%
--------------------------------------------------------------------------------------
Value of $10,000 Investment 4                    $11,495                  $11,340
--------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 5                +7.98%                   +8.15%
--------------------------------------------------------------------------------------
CLASS R                                           1-YEAR            INCEPTION (7/1/05)
--------------------------------------------------------------------------------------
Cumulative Total Return 2                        +16.47%                  +14.14%
--------------------------------------------------------------------------------------
Average Annual Total Return 3                    +16.47%                  +10.42%
--------------------------------------------------------------------------------------
Value of $10,000 Investment 4                    $11,647                  $11,414
--------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 5                +9.60%                   +8.73%
--------------------------------------------------------------------------------------
ADVISOR CLASS                                     1-YEAR            INCEPTION (7/1/05)
--------------------------------------------------------------------------------------
Cumulative Total Return 2                        +17.18%                  +14.96%
--------------------------------------------------------------------------------------
Average Annual Total Return 3                    +17.18%                  +11.01%
--------------------------------------------------------------------------------------
Value of $10,000 Investment 4                    $11,718                  $11,496
--------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 5               +10.10%                   +9.21%
--------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


38 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT 1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (7/1/05-10/31/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                      Franklin Midcap          Russell Midcap
     Date               Value Fund             Value Index 6            CPI 6
--------------------------------------------------------------------------------
    7/1/2005              $9,425                   $10,000             $10,000
   7/31/2005              $9,774                   $10,476             $10,046
   8/31/2005              $9,595                   $10,394             $10,098
   9/30/2005              $9,548                   $10,535             $10,221
  10/31/2005              $9,237                   $10,213             $10,242
  11/30/2005              $9,755                   $10,573             $10,159
  12/31/2005              $9,775                   $10,676             $10,118
   1/31/2006             $10,144                   $11,139             $10,195
   2/28/2006             $10,192                   $11,244             $10,216
   3/31/2006             $10,391                   $11,489             $10,272
   4/30/2006             $10,448                   $11,600             $10,360
   5/31/2006             $10,211                   $11,357             $10,411
   6/30/2006             $10,249                   $11,425             $10,432
   7/31/2006             $10,002                   $11,361             $10,463
   8/31/2006             $10,324                   $11,679             $10,483
   9/30/2006             $10,476                   $11,829             $10,432
  10/31/2006             $10,779                   $12,308             $10,375

AVERAGE ANNUAL TOTAL RETURN

---------------------------------------------------
CLASS A                                    10/31/06
---------------------------------------------------
1-Year                                       +9.97%
---------------------------------------------------
Since Inception (7/1/05)                     +5.79%
---------------------------------------------------

CLASS C (7/1/05-10/31/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                      Franklin Midcap          Russell Midcap
     Date               Value Fund             Value Index 6            CPI 6
--------------------------------------------------------------------------------
   7/1/2005               $10,000                 $10,000              $10,000
  7/31/2005               $10,360                 $10,476              $10,046
  8/31/2005               $10,170                 $10,394              $10,098
  9/30/2005               $10,120                 $10,535              $10,221
 10/31/2005                $9,780                 $10,213              $10,242
 11/30/2005               $10,320                 $10,573              $10,159
 12/31/2005               $10,335                 $10,676              $10,118
  1/31/2006               $10,727                 $11,139              $10,195
  2/28/2006               $10,767                 $11,244              $10,216
  3/31/2006               $10,968                 $11,489              $10,272
  4/30/2006               $11,029                 $11,600              $10,360
  5/31/2006               $10,767                 $11,357              $10,411
  6/30/2006               $10,798                 $11,425              $10,432
  7/31/2006               $10,536                 $11,361              $10,463
  8/31/2006               $10,868                 $11,679              $10,483
  9/30/2006               $11,029                 $11,829              $10,432
 10/31/2006               $11,340                 $12,308              $10,375

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------------
CLASS C                                   10/31/06
--------------------------------------------------
1-Year                                     +14.95%
--------------------------------------------------
Since Inception (7/1/05)                   + 9.88%
--------------------------------------------------


                                                              Annual Report | 39

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------------
CLASS R                                   10/31/06
--------------------------------------------------
1-Year                                     +16.47%
--------------------------------------------------
Since Inception (7/1/05)                   +10.42%
--------------------------------------------------

CLASS R (7/1/05-10/31/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                      Franklin Midcap          Russell Midcap
     Date               Value Fund             Value Index 6            CPI 6
--------------------------------------------------------------------------------
   7/1/2005               $10,000                 $10,000               $10,000
  7/31/2005               $10,370                 $10,476               $10,046
  8/31/2005               $10,180                 $10,394               $10,098
  9/30/2005               $10,130                 $10,535               $10,221
 10/31/2005                $9,800                 $10,213               $10,242
 11/30/2005               $10,340                 $10,573               $10,159
 12/31/2005               $10,358                 $10,676               $10,118
  1/31/2006               $10,761                 $11,139               $10,195
  2/28/2006               $10,801                 $11,244               $10,216
  3/31/2006               $11,012                 $11,489               $10,272
  4/30/2006               $11,072                 $11,600               $10,360
  5/31/2006               $10,821                 $11,357               $10,411
  6/30/2006               $10,861                 $11,425               $10,432
  7/31/2006               $10,590                 $11,361               $10,463
  8/31/2006               $10,932                 $11,679               $10,483
  9/30/2006               $11,103                 $11,829               $10,432
 10/31/2006               $11,414                 $12,308               $10,375

AVERAGE ANNUAL TOTAL RETURN

-----------------------------------------------
ADVISOR CLASS                          10/31/06
-----------------------------------------------
1-Year                                  +17.18%
-----------------------------------------------
Since Inception (7/1/05)                +11.01%
-----------------------------------------------

ADVISOR CLASS (7/1/05-10/31/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                     Franklin Midcap           Russell Midcap
     Date              Value Fund              Value Index 6            CPI 6
--------------------------------------------------------------------------------
   7/1/2005              $10,000                  $10,000              $10,000
  7/31/2005              $10,370                  $10,476              $10,046
  8/31/2005              $10,190                  $10,394              $10,098
  9/30/2005              $10,140                  $10,535              $10,221
 10/31/2005               $9,810                  $10,213              $10,242
 11/30/2005              $10,360                  $10,573              $10,159
 12/31/2005              $10,389                  $10,676              $10,118
  1/31/2006              $10,781                  $11,139              $10,195
  2/28/2006              $10,842                  $11,244              $10,216
  3/31/2006              $11,053                  $11,489              $10,272
  4/30/2006              $11,123                  $11,600              $10,360
  5/31/2006              $10,872                  $11,357              $10,411
  6/30/2006              $10,912                  $11,425              $10,432
  7/31/2006              $10,650                  $11,361              $10,463
  8/31/2006              $10,993                  $11,679              $10,483
  9/30/2006              $11,164                  $11,829              $10,432
 10/31/2006              $11,496                  $12,308              $10,375


40 | Annual Report

ENDNOTES

WHILE STOCKS HAVE HISTORICALLY OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, THEY TEND TO FLUCTUATE MORE DRAMATICALLY OVER THE SHORT TERM. THESE PRICE MOVEMENTS MAY RESULT FROM FACTORS AFFECTING INDIVIDUAL COMPANIES, INDUSTRIES OR THE SECURITIES MARKET AS A WHOLE. HISTORICALLY, MIDSIZE COMPANY SECURITIES HAVE BEEN MORE VOLATILE IN PRICE THAN LARGER COMPANY SECURITIES, ESPECIALLY OVER THE SHORT TERM. MIDSIZE COMPANIES MAY BE MORE SUSCEPTIBLE TO PARTICULAR ECONOMIC EVENTS OR COMPETITIVE FACTORS THAN ARE LARGER, MORE BROADLY DIVERSIFIED COMPANIES. IN ADDITION, THE FUND MAY INVEST UP TO 25% OF ITS TOTAL ASSETS IN FOREIGN SECURITIES, WHICH INVOLVE SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATIONS AND ECONOMIC AND POLITICAL UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:    Shares are available to certain eligible investors as
                  described in the prospectus.

1. The Fund's manager and administrator have agreed in advance to limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund. If the manager and administrator had not taken this action, the Fund's total returns would have been lower. After 10/31/07, the manager and administrator may end this arrangement at any time, upon notice to the Fund's Board of Trustees.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

6. Source: Standard & Poor's Micropal. The Russell Midcap Value Index is market capitalization weighted and measures performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                                                              Annual Report | 41

Your Fund's Expenses

FRANKLIN MIDCAP VALUE FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


42 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

------------------------------------------------------------------------------------------------------------------
                                                 BEGINNING ACCOUNT     ENDING ACCOUNT       EXPENSES PAID DURING
CLASS A                                             VALUE 5/1/06       VALUE 10/31/06      PERIOD* 5/1/06-10/31/06
------------------------------------------------------------------------------------------------------------------
Actual                                                $1,000             $1,031.80                  $7.17
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)              $1,000             $1,018.15                  $7.12
------------------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------------------
Actual                                                $1,000             $1,028.20                 $10.28
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)              $1,000             $1,015.07                 $10.21
------------------------------------------------------------------------------------------------------------------
CLASS R
------------------------------------------------------------------------------------------------------------------
Actual                                                $1,000             $1,030.90                  $7.88
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)              $1,000             $1,017.44                  $7.83
------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
------------------------------------------------------------------------------------------------------------------
Actual                                                $1,000             $1,033.50                  $5.38
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)              $1,000             $1,019.91                  $5.35
------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio, net of expense waivers, for each class (A: 1.40%; C: 2.01%; R: 1.54%; and Advisor:
      1.05%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                                                              Annual Report | 43

Franklin Small Cap Value Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Small Cap Value Fund seeks long-term capital appreciation by investing at least 80% of net assets in the securities of small-capitalization companies that we believe are undervalued. We define small-capitalization companies as those with market capitalizations less than $2.5 billion at the time of purchase. Effective November 1, 2006, the Fund will define small-cap companies as those with market capitalizations less than $3.5 billion at the time of purchase.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This annual report for Franklin Small Cap Value Fund covers the fiscal year ended October 31, 2006.

PERFORMANCE OVERVIEW

Franklin Small Cap Value Fund - Class A posted a +17.73% cumulative total return for the 12 months under review. The Fund underperformed its benchmark, the Russell 2500TM Value Index, which posted a +19.87% total return for the same period.1 Please note the Fund employs a bottom-up stock selection process and we invest in securities without regard to benchmark comparisons. Although this report covers a 12-month period, our investment strategy aims for long-term results. You can find the Fund's long-term performance data in the Performance Summary beginning on page 47.

INVESTMENT STRATEGY

We seek to invest in small-capitalization companies that we believe are selling below their underlying worth. We manage a diversified portfolio of companies we consider fundamentally sound, purchased at what we think are attractive prices, often when they are out of favor with other investors. Portfolio securities are selected without regard to benchmark comparisons and are based on several criteria, such as low price relative to earnings, book value or cash flow. We also consider stocks with recent sharp price declines that have the potential for good long-term earnings or that possess valuable intangibles not reflected in the stock price.

1. Source: Standard & Poor's Micropal. The Russell 2500 Value Index is market capitalization weighted and measures performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 89.


44 | Annual Report

MANAGER'S DISCUSSION

During the period under review, the producer manufacturing sector was the most significant contributor to Fund performance. In absolute terms, the portfolio's best performing stocks were retailers Gymboree (+163%) and Christopher & Banks (+103%), mainly due to strong sales and profit margin trends, and Steel Dynamics (+97%), as steel demand and prices remained robust. Other top performers included United States Steel (+87%) and Brown Shoe (+82%).

Despite the Fund's positive performance, several stocks negatively impacted the Fund's return during the reporting period. Although the retail sector had two of the portfolio's best performing stocks, it also included weak performers. Among the decliners were Pier 1 Imports (-34%), Hot Topic (-32%) and new holding Tuesday Morning (-29%), as declining demand hurt sales.

The Fund experienced significant net inflows during its fiscal year. Consistent with our investment strategy, we used the proceeds to initiate 15 positions in stocks we considered attractively valued. The new positions were road building equipment and components manufacturer Astec Industries; natural gas distributor Atmos Energy; restaurant owner and operator Bob Evans Farms; newsprint manufacturer Bowater; identifications solutions manufacturer Brady Corp.; North American oil and gas distributor holdings company Energen; electro-optic technology manufacturer Gentex; marine contractor and operator of offshore oil and gas properties Helix Energy Solutions; single-family homebuilder M.D.C. Holdings; wood-to-wood and wood-to-concrete connection designer and manufacturer Simpson Manufacturing; closeout furniture retailer Tuesday Morning; oil and gas driller Unit Corp.; lumber products manufacturer Universal Forest Products; apparel manufacturer Warnaco Group; and motor homes manufacturer Winnebago Industries. We also added significantly to several existing positions, including business and industrial services company ABM Industries; convenience store owner, operator and franchiser Casey's General Stores; home-builder M/I Homes; owner, operator and franchiser of hair and retail products salons Regis Corp.; and truck trailer and transportation equipment manufacturer Wabash National.

The Fund liquidated twelve positions during the fiscal year, seven resulting from takeovers and the others because we believed they were fully valued. The past year was an exciting period for takeover activity in the Fund with buyout bids announced by eight Fund holdings. In early November 2005, La Quinta announced that Blackstone Group made a cash bid to acquire the company at a 37% premium to the stock price prior to the announcement. Linens `n Things announced a cash deal proposed by Apollo Management to buy the company at a 6% premium to the stock price prior to the announcement. Hughes Supply announced that Home Depot made a cash bid to acquire the company at a

PORTFOLIO BREAKDOWN
Franklin Small Cap Value Fund
Based on Total Net Assets as of 10/31/06

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Producer Manufacturing                            21.3%
Consumer Durables                                 10.3%
Retail Trade                                       8.7%
Process Industries                                 7.5%
Industrial Services                                5.5%
Transportation                                     5.2%
Non-Energy Minerals                                5.1%
Property-Casualty Insurance                        5.0%
Consumer Non-Durables                              4.3%
Energy Minerals                                    3.4%
Electronic Technology                              3.1%
Utilities                                          2.2%
Other                                              8.3%
Short-Term Investments & Other Net Assets         10.1%


                                                              Annual Report | 45

TOP 10 EQUITY HOLDINGS
Franklin Small Cap Value Fund
10/31/06

-------------------------------------------------------------------------------
COMPANY                                                              % OF TOTAL
SECTOR/INDUSTRY                                                      NET ASSETS
-------------------------------------------------------------------------------
Steel Dynamics Inc.                                                        2.0%
 NON-ENERGY MINERALS
-------------------------------------------------------------------------------
Regis Corp.                                                                1.7%
 RETAIL TRADE
-------------------------------------------------------------------------------
Avocent Corp.                                                              1.7%
 ELECTRONIC TECHNOLOGY
-------------------------------------------------------------------------------
Thor Industries Inc.                                                       1.6%
 CONSUMER DURABLES
-------------------------------------------------------------------------------
Mueller Industries Inc.                                                    1.6%
 PRODUCER MANUFACTURING
-------------------------------------------------------------------------------
M/I Homes Inc.                                                             1.5%
 CONSUMER DURABLES
-------------------------------------------------------------------------------
Aspen Insurance Holdings Ltd.                                              1.5%
 PROPERTY-CASUALTY INSURANCE
-------------------------------------------------------------------------------
Wabash National Corp.                                                      1.4%
 PRODUCER MANUFACTURING
-------------------------------------------------------------------------------
Graco Inc.                                                                 1.4%
 PRODUCER MANUFACTURING
-------------------------------------------------------------------------------
Mine Safety Appliances Co.                                                 1.4%
 PRODUCER MANUFACTURING
-------------------------------------------------------------------------------

21% premium to the stock price prior to the announcement. Finally, four firms bid for Aztar a total of 11 times since mid-March 2006 with bids beginning at $38 cash per share and ending the reporting period at $54 cash per share. The initial bid for Aztar resulted in a 24% increase to the stock price prior to the announcement. By period-end a bid had led to a 76% rise in the stock price since the first takeover offer.

Other takeovers included Berkshire Hathaway's $18 cash per share offer for Russell Corp., a 35% premium over the prior day's closing price. In August 2006, two more holdings announced cash takeover deals. Computer services provider Reynolds & Reynolds announced that Universal Computer Systems bid $40 per share in cash, a 14% increase over the prior day's closing price, and Intrawest Corp., a resorts and adventure travel firm, announced that Fortress Investment Group offered to buy the company for $35 per share in cash, a 32% gain over the previous day's closing price. Toward the end of the reporting period, JLG Industries, in which we initiated a position more than nine years ago, announced that Oshkosh Truck bid $28 per share cash, a 35% premium over the prior day's closing price. We view the merger and acquisition interest in the Fund's portfolio as a measure of confirmation of our value stock selection.

Thank you for your continued participation in Franklin Small Cap Value Fund. We look forward to serving your future investment needs.


[PHOTO OMITTED]         /s/ William J. Lippman

                        William J. Lippman
                        Lead Portfolio Manager

                        Bruce C. Baughman, CPA
                        Donald G. Taylor, CPA
                        Margaret McGee

                        Portfolio Management Team
                        Franklin Small Cap Value Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


46 | Annual Report

Performance Summary as of 10/31/06

FRANKLIN SMALL CAP VALUE FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

------------------------------------------------------------------------------------------------------------------------
CLASS A (SYMBOL: FRVLX)                                                    CHANGE            10/31/06          10/31/05
------------------------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                                      +$5.86              $45.27            $39.41
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/05-10/31/06)
------------------------------------------------------------------------------------------------------------------------
Dividend Income                                       $0.0974
------------------------------------------------------------------------------------------------------------------------
Long-Term Capital Gain                                $0.9138
------------------------------------------------------------------------------------------------------------------------
         TOTAL                                        $1.0112
------------------------------------------------------------------------------------------------------------------------
CLASS B (SYMBOL: FBVAX)                                                    CHANGE            10/31/06          10/31/05
------------------------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                                      +$5.43              $43.43            $38.00
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/05-10/31/06)
------------------------------------------------------------------------------------------------------------------------
Long-Term Capital Gain                                $0.9138
------------------------------------------------------------------------------------------------------------------------
CLASS C (SYMBOL: FRVFX)                                                    CHANGE            10/31/06          10/31/05
------------------------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                                      +$5.36              $42.99            $37.63
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/05-10/31/06)
------------------------------------------------------------------------------------------------------------------------
Long-Term Capital Gain                                $0.9138
------------------------------------------------------------------------------------------------------------------------
CLASS R (SYMBOL: FVFRX)                                                    CHANGE            10/31/06          10/31/05
------------------------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                                      +$5.85              $45.07            $39.22
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/05-10/31/06)
------------------------------------------------------------------------------------------------------------------------
Dividend Income                                       $0.0025
------------------------------------------------------------------------------------------------------------------------
Long-Term Capital Gain                                $0.9138
------------------------------------------------------------------------------------------------------------------------
         TOTAL                                        $0.9163
------------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: FVADX)                                              CHANGE            10/31/06          10/31/05
------------------------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                                      +$6.04              $46.46            $40.42
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/05-10/31/06)
------------------------------------------------------------------------------------------------------------------------
Dividend Income                                       $0.2314
------------------------------------------------------------------------------------------------------------------------
Long-Term Capital Gain                                $0.9138
------------------------------------------------------------------------------------------------------------------------
         TOTAL                                        $1.1452
------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 47

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

-----------------------------------------------------------------------------------------------------------------------------
CLASS A                                                          1-YEAR                  5-YEAR                   10-YEAR
-----------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                       +17.73%                +107.95%                  +184.13%
-----------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                                   +10.97%                 +14.41%                   +10.35%
-----------------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                                   $11,097                 $19,601                   $26,774
-----------------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 4                               +2.96%                 +15.17%                   +10.06%
-----------------------------------------------------------------------------------------------------------------------------
CLASS B                                                          1-YEAR                  5-YEAR            INCEPTION (1/1/99)
-----------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                       +16.98%                +101.26%                  +143.01%
-----------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                                   +12.98%                 +14.78%                   +12.00%
-----------------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                                   $11,298                 $19,926                   $24,301
-----------------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 4                               +4.48%                 +15.55%                   +11.53%
-----------------------------------------------------------------------------------------------------------------------------
CLASS C                                                          1-YEAR                  5-YEAR                   10-YEAR
-----------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                       +16.96%                +101.28%                  +166.17%
-----------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                                   +15.96%                 +15.02%                   +10.28%
-----------------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                                   $11,596                 $20,128                   $26,617
-----------------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 4                               +7.49%                 +15.77%                    +9.99%
-----------------------------------------------------------------------------------------------------------------------------
CLASS R                                                          1-YEAR                  3-YEAR            INCEPTION (8/1/02)
-----------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                       +17.54%                 +64.92%                   +98.77%
-----------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                                   +17.54%                 +18.15%                   +17.55%
-----------------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                                   $11,754                 $16,492                   $19,877
-----------------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 4                               +9.03%                 +19.86%                   +16.73%
-----------------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS 5                                                  1-YEAR                  5-YEAR                   10-YEAR
-----------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                       +18.13%                +111.59%                  +196.81%
-----------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                                   +18.13%                 +16.17%                   +11.49%
-----------------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                                   $11,813                 $21,159                   $29,681
-----------------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 4                               +9.57%                 +16.93%                   +11.19%
-----------------------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


48 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (11/1/96-10/31/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                    Franklin Small Cap       Russell 2500
     Date               Value Fund           Value Index 6            CPI 6
------------------------------------------------------------------------------
   11/1/1996               $9,423               $10,000             $10,000
  11/30/1996              $10,099               $10,591             $10,019
  12/31/1996              $10,614               $10,821             $10,019
   1/31/1997              $11,057               $11,098             $10,051
   2/28/1997              $11,125               $11,221             $10,082
   3/31/1997              $10,724               $10,909             $10,107
   4/30/1997              $10,623               $11,119             $10,120
   5/31/1997              $11,613               $11,895             $10,114
   6/30/1997              $12,350               $12,455             $10,126
   7/31/1997              $13,268               $13,135             $10,139
   8/31/1997              $13,668               $13,202             $10,158
   9/30/1997              $14,512               $14,005             $10,183
  10/31/1997              $13,893               $13,592             $10,208
  11/30/1997              $13,746               $13,882             $10,202
  12/31/1997              $13,731               $14,402             $10,190
   1/31/1998              $13,504               $14,156             $10,208
   2/28/1998              $14,123               $15,033             $10,227
   3/31/1998              $14,612               $15,776             $10,246
   4/30/1998              $14,561               $15,767             $10,265
   5/31/1998              $13,635               $15,270             $10,284
   6/30/1998              $12,993               $15,212             $10,297
   7/31/1998              $11,606               $14,240             $10,310
   8/31/1998               $9,510               $12,004             $10,322
   9/30/1998               $9,703               $12,706             $10,335
  10/31/1998              $10,215               $13,273             $10,360
  11/30/1998              $10,306               $13,701             $10,360
  12/31/1998              $10,469               $14,125             $10,354
   1/31/1999              $10,350               $13,718             $10,379
   2/28/1999               $9,350               $13,015             $10,392
   3/31/1999               $9,436               $12,995             $10,423
   4/30/1999              $10,378               $14,278             $10,499
   5/31/1999              $10,721               $14,569             $10,499
   6/30/1999              $11,332               $15,077             $10,499
   7/31/1999              $11,035               $14,789             $10,531
   8/31/1999              $10,624               $14,221             $10,556
   9/30/1999               $9,933               $13,774             $10,606
  10/31/1999               $9,870               $13,787             $10,625
  11/30/1999               $9,961               $13,863             $10,632
  12/31/1999              $10,384               $14,336             $10,632
   1/31/2000               $9,533               $13,739             $10,663
   2/29/2000               $9,756               $13,977             $10,726
   3/31/2000              $10,618               $15,005             $10,815
   4/30/2000              $10,846               $14,999             $10,821
   5/31/2000              $11,121               $14,972             $10,834
   6/30/2000              $10,824               $14,916             $10,891
   7/31/2000              $10,944               $15,240             $10,916
   8/31/2000              $11,749               $16,038             $10,916
   9/30/2000              $11,709               $15,943             $10,973
  10/31/2000              $11,915               $15,933             $10,992
  11/30/2000              $11,566               $15,730             $10,998
  12/31/2000              $12,691               $17,316             $10,992
   1/31/2001              $13,388               $17,558             $11,061
   2/28/2001              $13,657               $17,411             $11,105
   3/31/2001              $13,547               $16,974             $11,131
   4/30/2001              $14,445               $17,940             $11,175
   5/31/2001              $14,908               $18,491             $11,226
   6/30/2001              $14,489               $18,669             $11,244
   7/31/2001              $14,266               $18,545             $11,213
   8/31/2001              $14,065               $18,385             $11,213
   9/30/2001              $11,930               $16,344             $11,263
  10/31/2001              $12,875               $16,694             $11,226
  11/30/2001              $13,613               $17,979             $11,207
  12/31/2001              $14,610               $19,003             $11,162
   1/31/2002              $14,490               $19,177             $11,188
   2/28/2002              $15,017               $19,416             $11,232
   3/31/2002              $16,258               $20,619             $11,295
   4/30/2002              $16,676               $20,972             $11,358
   5/31/2002              $16,264               $20,627             $11,358
   6/30/2002              $15,633               $19,900             $11,364
   7/31/2002              $13,450               $17,596             $11,377
   8/31/2002              $13,404               $17,690             $11,415
   9/30/2002              $12,080               $16,243             $11,434
  10/31/2002              $12,694               $16,476             $11,453
  11/30/2002              $13,421               $17,678             $11,453
  12/31/2002              $13,204               $17,126             $11,428
   1/31/2003              $12,476               $16,609             $11,478
   2/28/2003              $12,075               $16,201             $11,567
   3/31/2003              $12,080               $16,310             $11,636
   4/30/2003              $13,118               $17,787             $11,611
   5/31/2003              $14,166               $19,432             $11,592
   6/30/2003              $14,482               $19,781             $11,605
   7/31/2003              $14,585               $20,640             $11,617
   8/31/2003              $15,250               $21,470             $11,661
   9/30/2003              $14,820               $21,319             $11,699
  10/31/2003              $16,155               $22,947             $11,687
  11/30/2003              $16,550               $23,883             $11,655
  12/31/2003              $17,473               $24,821             $11,642
   1/31/2004              $17,559               $25,625             $11,699
   2/29/2004              $18,138               $26,145             $11,762
   3/31/2004              $18,338               $26,354             $11,838
   4/30/2004              $17,794               $24,974             $11,876
   5/31/2004              $18,040               $25,477             $11,946
   6/30/2004              $19,135               $26,489             $11,984
   7/31/2004              $18,625               $25,422             $11,965
   8/31/2004              $18,321               $25,741             $11,971
   9/30/2004              $19,381               $26,554             $11,996
  10/31/2004              $19,697               $27,034             $12,059
  11/30/2004              $21,456               $29,245             $12,066
  12/31/2004              $21,808               $30,176             $12,021
   1/31/2005              $21,427               $29,205             $12,047
   2/28/2005              $22,512               $29,935             $12,116
   3/31/2005              $21,871               $29,535             $12,211
   4/30/2005              $20,757               $28,431             $12,293
   5/31/2005              $21,779               $30,009             $12,280
   6/30/2005              $22,281               $31,109             $12,287
   7/31/2005              $23,735               $32,775             $12,344
   8/31/2005              $23,643               $32,179             $12,407
   9/30/2005              $23,481               $32,214             $12,558
  10/31/2005              $22,743               $31,264             $12,584
  11/30/2005              $23,972               $32,545             $12,483
  12/31/2005              $23,799               $32,512             $12,432
   1/31/2006              $25,756               $34,651             $12,527
   2/28/2006              $25,680               $34,698             $12,552
   3/31/2006              $26,868               $35,914             $12,622
   4/30/2006              $27,034               $36,056             $12,729
   5/31/2006              $26,058               $34,808             $12,792
   6/30/2006              $26,289               $35,005             $12,817
   7/31/2006              $25,431               $34,519             $12,855
   8/31/2006              $25,520               $35,438             $12,881
   9/30/2006              $25,650               $35,800             $12,817
  10/31/2006              $26,774               $37,477             $12,748

AVERAGE ANNUAL TOTAL RETURN

----------------------------------------------
CLASS A                               10/31/06
----------------------------------------------
1-Year                                 +10.97%
----------------------------------------------
5-Year                                 +14.41%
----------------------------------------------
10-Year                                +10.35%
----------------------------------------------

CLASS B (1/1/99-10/31/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                    Franklin Small Cap         Russell 2500
     Date              Value Fund              Value Index 6         CPI 6
------------------------------------------------------------------------------
   1/1/1999              $10,000                   $10,000         $10,000
  1/31/1999               $9,880                    $9,712         $10,024
  2/28/1999               $8,925                    $9,214         $10,037
  3/31/1999               $9,007                    $9,200         $10,067
  4/30/1999               $9,891                   $10,108         $10,140
  5/31/1999              $10,213                   $10,314         $10,140
  6/30/1999              $10,786                   $10,674         $10,140
  7/31/1999              $10,502                   $10,470         $10,171
  8/31/1999              $10,098                   $10,068         $10,195
  9/30/1999               $9,438                    $9,751         $10,244
 10/31/1999               $9,373                    $9,761         $10,262
 11/30/1999               $9,454                    $9,814         $10,268
 12/31/1999               $9,853                   $10,149         $10,268
  1/31/2000               $9,040                    $9,727         $10,299
  2/29/2000               $9,247                    $9,895         $10,360
  3/31/2000              $10,060                   $10,623         $10,445
  4/30/2000              $10,262                   $10,619         $10,451
  5/31/2000              $10,524                   $10,600         $10,464
  6/30/2000              $10,235                   $10,560         $10,519
  7/31/2000              $10,344                   $10,789         $10,543
  8/31/2000              $11,097                   $11,354         $10,543
  9/30/2000              $11,053                   $11,287         $10,598
 10/31/2000              $11,244                   $11,280         $10,616
 11/30/2000              $10,911                   $11,136         $10,622
 12/31/2000              $11,969                   $12,259         $10,616
  1/31/2001              $12,619                   $12,430         $10,683
  2/28/2001              $12,859                   $12,326         $10,726
  3/31/2001              $12,751                   $12,017         $10,750
  4/30/2001              $13,591                   $12,701         $10,793
  5/31/2001              $14,017                   $13,091         $10,842
  6/30/2001              $13,613                   $13,217         $10,860
  7/31/2001              $13,400                   $13,129         $10,830
  8/31/2001              $13,204                   $13,016         $10,830
  9/30/2001              $11,196                   $11,571         $10,879
 10/31/2001              $12,074                   $11,819         $10,842
 11/30/2001              $12,762                   $12,729         $10,824
 12/31/2001              $13,684                   $13,453         $10,781
  1/31/2002              $13,564                   $13,577         $10,805
  2/28/2002              $14,049                   $13,746         $10,848
  3/31/2002              $15,206                   $14,598         $10,909
  4/30/2002              $15,588                   $14,847         $10,970
  5/31/2002              $15,195                   $14,603         $10,970
  6/30/2002              $14,600                   $14,088         $10,976
  7/31/2002              $12,549                   $12,457         $10,988
  8/31/2002              $12,500                   $12,524         $11,025
  9/30/2002              $11,261                   $11,499         $11,043
 10/31/2002              $11,823                   $11,664         $11,062
 11/30/2002              $12,500                   $12,515         $11,062
 12/31/2002              $12,287                   $12,125         $11,037
  1/31/2003              $11,600                   $11,759         $11,086
  2/28/2003              $11,223                   $11,470         $11,171
  3/31/2003              $11,223                   $11,547         $11,239
  4/30/2003              $12,183                   $12,593         $11,214
  5/31/2003              $13,149                   $13,757         $11,196
  6/30/2003              $13,433                   $14,004         $11,208
  7/31/2003              $13,520                   $14,612         $11,220
  8/31/2003              $14,131                   $15,200         $11,263
  9/30/2003              $13,722                   $15,093         $11,300
 10/31/2003              $14,955                   $16,245         $11,287
 11/30/2003              $15,315                   $16,908         $11,257
 12/31/2003              $16,155                   $17,572         $11,245
  1/31/2004              $16,226                   $18,141         $11,300
  2/29/2004              $16,755                   $18,510         $11,361
  3/31/2004              $16,925                   $18,658         $11,434
  4/30/2004              $16,417                   $17,681         $11,470
  5/31/2004              $16,635                   $18,036         $11,538
  6/30/2004              $17,634                   $18,753         $11,574
  7/31/2004              $17,154                   $17,998         $11,556
  8/31/2004              $16,865                   $18,224         $11,562
  9/30/2004              $17,830                   $18,799         $11,586
 10/31/2004              $18,114                   $19,139         $11,647
 11/30/2004              $19,718                   $20,705         $11,653
 12/31/2004              $20,035                   $21,364         $11,611
  1/31/2005              $19,669                   $20,676         $11,635
  2/28/2005              $20,653                   $21,193         $11,702
  3/31/2005              $20,057                   $20,910         $11,794
  4/30/2005              $19,029                   $20,128         $11,873
  5/31/2005              $19,953                   $21,245         $11,861
  6/30/2005              $20,401                   $22,024         $11,867
  7/31/2005              $21,719                   $23,203         $11,922
  8/31/2005              $21,621                   $22,781         $11,983
  9/30/2005              $21,468                   $22,806         $12,129
 10/31/2005              $20,773                   $22,133         $12,154
 11/30/2005              $21,889                   $23,041         $12,056
 12/31/2005              $21,721                   $23,017         $12,007
  1/31/2006              $23,495                   $24,532         $12,099
  2/28/2006              $23,411                   $24,564         $12,123
  3/31/2006              $24,480                   $25,426         $12,190
  4/30/2006              $24,620                   $25,526         $12,294
  5/31/2006              $23,719                   $24,642         $12,355
  6/30/2006              $23,915                   $24,782         $12,379
  7/31/2006              $23,114                   $24,438         $12,416
  8/31/2006              $23,187                   $25,089         $12,441
  9/30/2006              $23,288                   $25,345         $12,379
 10/31/2006              $24,301                   $26,532         $12,312

AVERAGE ANNUAL TOTAL RETURN

-----------------------------------------------
CLASS B                                10/31/06
-----------------------------------------------
1-Year                                  +12.98%
-----------------------------------------------
5-Year                                  +14.78%
-----------------------------------------------
Since Inception (1/1/99)                +12.00%
-----------------------------------------------


                                                              Annual Report | 49

AVERAGE ANNUAL TOTAL RETURN

---------------------------------------
CLASS C                        10/31/06
---------------------------------------
1-Year                          +15.96%
---------------------------------------
5-Year                          +15.02%
---------------------------------------
10-Year                         +10.28%
---------------------------------------

CLASS C (11/1/96-10/31/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                    Franklin Small Cap       Russell 2500
   Date                Value Fund            Value Index 6          CPI 6
------------------------------------------------------------------------------
  10/1/1996              $10,000                $10,000            $10,000
 11/30/1996              $10,712                $10,591            $10,019
 12/31/1996              $11,240                $10,821            $10,019
  1/31/1997              $11,711                $11,098            $10,051
  2/28/1997              $11,770                $11,221            $10,082
  3/31/1997              $11,342                $10,909            $10,107
  4/30/1997              $11,228                $11,119            $10,120
  5/31/1997              $12,270                $11,895            $10,114
  6/30/1997              $13,044                $12,455            $10,126
  7/31/1997              $14,003                $13,135            $10,139
  8/31/1997              $14,420                $13,202            $10,158
  9/30/1997              $15,301                $14,005            $10,183
 10/31/1997              $14,646                $13,592            $10,208
 11/30/1997              $14,479                $13,882            $10,202
 12/31/1997              $14,456                $14,402            $10,190
  1/31/1998              $14,215                $14,156            $10,208
  2/28/1998              $14,858                $15,033            $10,227
  3/31/1998              $15,363                $15,776            $10,246
  4/30/1998              $15,303                $15,767            $10,265
  5/31/1998              $14,318                $15,270            $10,284
  6/30/1998              $13,639                $15,212            $10,297
  7/31/1998              $12,180                $14,240            $10,310
  8/31/1998               $9,969                $12,004            $10,322
  9/30/1998              $10,174                $12,706            $10,335
 10/31/1998              $10,702                $13,273            $10,360
 11/30/1998              $10,792                $13,701            $10,360
 12/31/1998              $10,960                $14,125            $10,354
  1/31/1999              $10,827                $13,718            $10,379
  2/28/1999               $9,776                $13,015            $10,392
  3/31/1999               $9,861                $12,995            $10,423
  4/30/1999              $10,839                $14,278            $10,499
  5/31/1999              $11,189                $14,569            $10,499
  6/30/1999              $11,823                $15,077            $10,499
  7/31/1999              $11,509                $14,789            $10,531
  8/31/1999              $11,068                $14,221            $10,556
  9/30/1999              $10,344                $13,774            $10,606
 10/31/1999              $10,271                $13,787            $10,625
 11/30/1999              $10,362                $13,863            $10,632
 12/31/1999              $10,790                $14,336            $10,632
  1/31/2000               $9,903                $13,739            $10,663
  2/29/2000              $10,126                $13,977            $10,726
  3/31/2000              $11,020                $15,005            $10,815
  4/30/2000              $11,249                $14,999            $10,821
  5/31/2000              $11,533                $14,972            $10,834
  6/30/2000              $11,213                $14,916            $10,891
  7/31/2000              $11,334                $15,240            $10,916
  8/31/2000              $12,161                $16,038            $10,916
  9/30/2000              $12,113                $15,943            $10,973
 10/31/2000              $12,318                $15,933            $10,992
 11/30/2000              $11,956                $15,730            $10,998
 12/31/2000              $13,115                $17,316            $10,992
  1/31/2001              $13,828                $17,558            $11,061
  2/28/2001              $14,093                $17,411            $11,105
  3/31/2001              $13,973                $16,974            $11,131
  4/30/2001              $14,890                $17,940            $11,175
  5/31/2001              $15,355                $18,491            $11,226
  6/30/2001              $14,921                $18,669            $11,244
  7/31/2001              $14,685                $18,545            $11,213
  8/31/2001              $14,468                $18,385            $11,213
  9/30/2001              $12,264                $16,344            $11,263
 10/31/2001              $13,224                $16,694            $11,226
 11/30/2001              $13,979                $17,979            $11,207
 12/31/2001              $14,987                $19,003            $11,162
  1/31/2002              $14,860                $19,177            $11,188
  2/28/2002              $15,392                $19,416            $11,232
  3/31/2002              $16,660                $20,619            $11,295
  4/30/2002              $17,076                $20,972            $11,358
  5/31/2002              $16,642                $20,627            $11,358
  6/30/2002              $15,995                $19,900            $11,364
  7/31/2002              $13,749                $17,596            $11,377
  8/31/2002              $13,701                $17,690            $11,415
  9/30/2002              $12,336                $16,243            $11,434
 10/31/2002              $12,958                $16,476            $11,453
 11/30/2002              $13,695                $17,678            $11,453
 12/31/2002              $13,465                $17,126            $11,428
  1/31/2003              $12,717                $16,609            $11,478
  2/28/2003              $12,306                $16,201            $11,567
  3/31/2003              $12,294                $16,310            $11,636
  4/30/2003              $13,345                $17,787            $11,611
  5/31/2003              $14,401                $19,432            $11,592
  6/30/2003              $14,715                $19,781            $11,605
  7/31/2003              $14,812                $20,640            $11,617
  8/31/2003              $15,482                $21,470            $11,661
  9/30/2003              $15,035                $21,319            $11,699
 10/31/2003              $16,382                $22,947            $11,687
 11/30/2003              $16,774                $23,883            $11,655
 12/31/2003              $17,698                $24,821            $11,642
  1/31/2004              $17,771                $25,625            $11,699
  2/29/2004              $18,356                $26,145            $11,762
  3/31/2004              $18,544                $26,354            $11,838
  4/30/2004              $17,982                $24,974            $11,876
  5/31/2004              $18,224                $25,477            $11,946
  6/30/2004              $19,317                $26,489            $11,984
  7/31/2004              $18,791                $25,422            $11,965
  8/31/2004              $18,477                $25,741            $11,971
  9/30/2004              $19,534                $26,554            $11,996
 10/31/2004              $19,842                $27,034            $12,059
 11/30/2004              $21,599                $29,245            $12,066
 12/31/2004              $21,946                $30,176            $12,021
  1/31/2005              $21,547                $29,205            $12,047
  2/28/2005              $22,624                $29,935            $12,116
  3/31/2005              $21,970                $29,535            $12,211
  4/30/2005              $20,845                $28,431            $12,293
  5/31/2005              $21,855                $30,009            $12,280
  6/30/2005              $22,345                $31,109            $12,287
  7/31/2005              $23,791                $32,775            $12,344
  8/31/2005              $23,682                $32,179            $12,407
  9/30/2005              $23,513                $32,214            $12,558
 10/31/2005              $22,757                $31,264            $12,584
 11/30/2005              $23,972                $32,545            $12,483
 12/31/2005              $23,793                $32,512            $12,432
  1/31/2006              $25,737                $34,651            $12,527
  2/28/2006              $25,638                $34,698            $12,552
  3/31/2006              $26,815                $35,914            $12,622
  4/30/2006              $26,969                $36,056            $12,729
  5/31/2006              $25,979                $34,808            $12,792
  6/30/2006              $26,195                $35,005            $12,817
  7/31/2006              $25,323                $34,519            $12,855
  8/31/2006              $25,397                $35,438            $12,881
  9/30/2006              $25,508                $35,800            $12,817
 10/31/2006              $26,617                $37,477            $12,748

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------------
CLASS R                                 10/31/06
------------------------------------------------
1-Year                                   +17.54%
------------------------------------------------
3-Year                                   +18.15%
------------------------------------------------
Since Inception (8/1/02)                 +17.55%
------------------------------------------------

CLASS R (8/1/02-10/31/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                    Franklin Small Cap     Russell 2500
     Date              Value Fund          Value Index 6         CPI 6
----------------------------------------------------------------------------
   8/1/2002              $10,000              $10,000           $10,000
  8/31/2002               $9,966              $10,054           $10,033
  9/30/2002               $8,977               $9,231           $10,050
 10/31/2002               $9,433               $9,363           $10,067
 11/30/2002               $9,974              $10,046           $10,067
 12/31/2002               $9,808               $9,733           $10,044
  1/31/2003               $9,267               $9,439           $10,089
  2/28/2003               $8,969               $9,207           $10,167
  3/31/2003               $8,969               $9,269           $10,228
  4/30/2003               $9,740              $10,108           $10,205
  5/31/2003              $10,516              $11,043           $10,189
  6/30/2003              $10,746              $11,242           $10,200
  7/31/2003              $10,822              $11,730           $10,211
  8/31/2003              $11,317              $12,202           $10,250
  9/30/2003              $10,997              $12,115           $10,283
 10/31/2003              $11,985              $13,041           $10,272
 11/30/2003              $12,279              $13,573           $10,244
 12/31/2003              $12,961              $14,106           $10,233
  1/31/2004              $13,021              $14,563           $10,283
  2/29/2004              $13,451              $14,858           $10,339
  3/31/2004              $13,596              $14,977           $10,405
  4/30/2004              $13,187              $14,193           $10,439
  5/31/2004              $13,370              $14,478           $10,500
  6/30/2004              $14,180              $15,054           $10,533
  7/31/2004              $13,801              $14,448           $10,516
  8/31/2004              $13,575              $14,629           $10,522
  9/30/2004              $14,359              $15,091           $10,544
 10/31/2004              $14,593              $15,364           $10,600
 11/30/2004              $15,893              $16,620           $10,605
 12/31/2004              $16,147              $17,149           $10,566
  1/31/2005              $15,864              $16,598           $10,589
  2/28/2005              $16,666              $17,012           $10,650
  3/31/2005              $16,190              $16,785           $10,733
  4/30/2005              $15,363              $16,157           $10,805
  5/31/2005              $16,117              $17,054           $10,794
  6/30/2005              $16,486              $17,679           $10,800
  7/31/2005              $17,558              $18,626           $10,850
  8/31/2005              $17,490              $18,287           $10,905
  9/30/2005              $17,370              $18,307           $11,038
 10/31/2005              $16,817              $17,767           $11,061
 11/30/2005              $17,726              $18,495           $10,972
 12/31/2005              $17,600              $18,476           $10,927
  1/31/2006              $19,043              $19,692           $11,011
  2/28/2006              $18,981              $19,719           $11,033
  3/31/2006              $19,854              $20,410           $11,094
  4/30/2006              $19,977              $20,491           $11,188
  5/31/2006              $19,253              $19,781           $11,244
  6/30/2006              $19,420              $19,893           $11,266
  7/31/2006              $18,784              $19,617           $11,299
  8/31/2006              $18,845              $20,140           $11,321
  9/30/2006              $18,937              $20,345           $11,266
 10/31/2006              $19,877              $21,298           $11,205


50 | Annual Report

ADVISOR CLASS (11/1/96-10/31/06) 5

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                     Franklin Small Cap      Russell 2500
   Date                  Value Fund          Value Index 6         CPI 6
----------------------------------------------------------------------------
  11/1/1996               $10,000               $10,000           $10,000
 11/30/1996               $10,717               $10,591           $10,019
 12/31/1996               $11,264               $10,821           $10,019
  1/31/1997               $11,835               $11,098           $10,051
  2/28/1997               $11,908               $11,221           $10,082
  3/31/1997               $11,482               $10,909           $10,107
  4/30/1997               $11,374               $11,119           $10,120
  5/31/1997               $12,440               $11,895           $10,114
  6/30/1997               $13,232               $12,455           $10,126
  7/31/1997               $14,227               $13,135           $10,139
  8/31/1997               $14,662               $13,202           $10,158
  9/30/1997               $15,572               $14,005           $10,183
 10/31/1997               $14,909               $13,592           $10,208
 11/30/1997               $14,758               $13,882           $10,202
 12/31/1997               $14,745               $14,402           $10,190
  1/31/1998               $14,514               $14,156           $10,208
  2/28/1998               $15,178               $15,033           $10,227
  3/31/1998               $15,708               $15,776           $10,246
  4/30/1998               $15,659               $15,767           $10,265
  5/31/1998               $14,666               $15,270           $10,284
  6/30/1998               $13,978               $15,212           $10,297
  7/31/1998               $12,492               $14,240           $10,310
  8/31/1998               $10,244               $12,004           $10,322
  9/30/1998               $10,458               $12,706           $10,335
 10/31/1998               $11,005               $13,273           $10,360
 11/30/1998               $11,109               $13,701           $10,360
 12/31/1998               $11,291               $14,125           $10,354
  1/31/1999               $11,163               $13,718           $10,379
  2/28/1999               $10,091               $13,015           $10,392
  3/31/1999               $10,189               $12,995           $10,423
  4/30/1999               $11,212               $14,278           $10,499
  5/31/1999               $11,579               $14,569           $10,499
  6/30/1999               $12,246               $15,077           $10,499
  7/31/1999               $11,928               $14,789           $10,531
  8/31/1999               $11,481               $14,221           $10,556
  9/30/1999               $10,740               $13,774           $10,606
 10/31/1999               $10,679               $13,787           $10,625
 11/30/1999               $10,783               $13,863           $10,632
 12/31/1999               $11,242               $14,336           $10,632
  1/31/2000               $10,324               $13,739           $10,663
  2/29/2000               $10,569               $13,977           $10,726
  3/31/2000               $11,505               $15,005           $10,815
  4/30/2000               $11,756               $14,999           $10,821
  5/31/2000               $12,063               $14,972           $10,834
  6/30/2000               $11,738               $14,916           $10,891
  7/31/2000               $11,873               $15,240           $10,916
  8/31/2000               $12,748               $16,038           $10,916
  9/30/2000               $12,712               $15,943           $10,973
 10/31/2000               $12,938               $15,933           $10,992
 11/30/2000               $12,565               $15,730           $10,998
 12/31/2000               $13,797               $17,316           $10,992
  1/31/2001               $14,557               $17,558           $11,061
  2/28/2001               $14,845               $17,411           $11,105
  3/31/2001               $14,733               $16,974           $11,131
  4/30/2001               $15,715               $17,940           $11,175
  5/31/2001               $16,224               $18,491           $11,226
  6/30/2001               $15,769               $18,669           $11,244
  7/31/2001               $15,535               $18,545           $11,213
  8/31/2001               $15,320               $18,385           $11,213
  9/30/2001               $13,002               $16,344           $11,263
 10/31/2001               $14,029               $16,694           $11,226
 11/30/2001               $14,840               $17,979           $11,207
 12/31/2001               $15,926               $19,003           $11,162
  1/31/2002               $15,803               $19,177           $11,188
  2/28/2002               $16,382               $19,416           $11,232
  3/31/2002               $17,743               $20,619           $11,295
  4/30/2002               $18,204               $20,972           $11,358
  5/31/2002               $17,761               $20,627           $11,358
  6/30/2002               $17,077               $19,900           $11,364
  7/31/2002               $14,693               $17,596           $11,377
  8/31/2002               $14,650               $17,690           $11,415
  9/30/2002               $13,208               $16,243           $11,434
 10/31/2002               $13,880               $16,476           $11,453
 11/30/2002               $14,680               $17,678           $11,453
 12/31/2002               $14,446               $17,126           $11,428
  1/31/2003               $13,652               $16,609           $11,478
  2/28/2003               $13,220               $16,201           $11,567
  3/31/2003               $13,232               $16,310           $11,636
  4/30/2003               $14,372               $17,787           $11,611
  5/31/2003               $15,525               $19,432           $11,592
  6/30/2003               $15,869               $19,781           $11,605
  7/31/2003               $15,992               $20,640           $11,617
  8/31/2003               $16,725               $21,470           $11,661
  9/30/2003               $16,258               $21,319           $11,699
 10/31/2003               $17,729               $22,947           $11,687
 11/30/2003               $18,167               $23,883           $11,655
 12/31/2003               $19,184               $24,821           $11,642
  1/31/2004               $19,282               $25,625           $11,699
  2/29/2004               $19,929               $26,145           $11,762
  3/31/2004               $20,151               $26,354           $11,838
  4/30/2004               $19,559               $24,974           $11,876
  5/31/2004               $19,836               $25,477           $11,946
  6/30/2004               $21,044               $26,489           $11,984
  7/31/2004               $20,490               $25,422           $11,965
  8/31/2004               $20,163               $25,741           $11,971
  9/30/2004               $21,333               $26,554           $11,996
 10/31/2004               $21,691               $27,034           $12,059
 11/30/2004               $23,632               $29,245           $12,066
 12/31/2004               $24,026               $30,176           $12,021
  1/31/2005               $23,610               $29,205           $12,047
  2/28/2005               $24,816               $29,935           $12,116
  3/31/2005               $24,120               $29,535           $12,211
  4/30/2005               $22,895               $28,431           $12,293
  5/31/2005               $24,033               $30,009           $12,280
  6/30/2005               $24,587               $31,109           $12,287
  7/31/2005               $26,196               $32,775           $12,344
  8/31/2005               $26,104               $32,179           $12,407
  9/30/2005               $25,941               $32,214           $12,558
 10/31/2005               $25,127               $31,264           $12,584
 11/30/2005               $26,495               $32,545           $12,483
 12/31/2005               $26,310               $32,512           $12,432
  1/31/2006               $28,489               $34,651           $12,527
  2/28/2006               $28,406               $34,698           $12,552
  3/31/2006               $29,722               $35,914           $12,622
  4/30/2006               $29,920               $36,056           $12,729
  5/31/2006               $28,847               $34,808           $12,792
  6/30/2006               $29,109               $35,005           $12,817
  7/31/2006               $28,169               $34,519           $12,855
  8/31/2006               $28,278               $35,438           $12,881
  9/30/2006               $28,425               $35,800           $12,817
 10/31/2006               $29,681               $37,477           $12,748

AVERAGE ANNUAL TOTAL RETURN

---------------------------------------------
ADVISOR CLASS 5                      10/31/06
---------------------------------------------
1-Year                                +18.13%
---------------------------------------------
5-Year                                +16.17%
---------------------------------------------
10-Year                               +11.49%
---------------------------------------------

ENDNOTES

THE FUND'S INVESTMENTS IN SMALLER-COMPANY STOCKS INVOLVE SPECIAL RISKS AS SUCH STOCKS HAVE HISTORICALLY EXHIBITED GREATER PRICE VOLATILITY THAN LARGE-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. IN ADDITION, SMALLER COMPANIES OFTEN HAVE RELATIVELY SMALL REVENUES, LIMITED PRODUCT LINES AND A SMALL MARKET SHARE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:    Shares are available to certain eligible investors as
                  described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +163.51% and +10.36%.

6. Source: Standard & Poor's Micropal. The Russell 2500 Value Index is market capitalization weighted and measures performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                                                              Annual Report | 51

YOUR FUND'S EXPENSES

FRANKLIN SMALL CAP VALUE FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


52 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------------------------------------------
                                                     BEGINNING ACCOUNT             ENDING ACCOUNT         EXPENSES PAID DURING
CLASS A                                                 VALUE 5/1/06               VALUE 10/31/06        PERIOD* 5/1/06-10/31/06
--------------------------------------------------------------------------------------------------------------------------------
Actual                                                     $1,000                     $  990.40                     $6.22
--------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                   $1,000                     $1,018.95                     $6.31
--------------------------------------------------------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------------------------------------------------------
Actual                                                     $1,000                     $  987.00                     $9.62
--------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                   $1,000                     $1,015.53                     $9.75
--------------------------------------------------------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------------------------------------------------------
Actual                                                     $1,000                     $  986.90                     $9.62
--------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                   $1,000                     $1,015.53                     $9.75
--------------------------------------------------------------------------------------------------------------------------------
CLASS R
--------------------------------------------------------------------------------------------------------------------------------
Actual                                                     $1,000                     $  989.50                     $7.12
--------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                   $1,000                     $1,018.05                     $7.22
--------------------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
--------------------------------------------------------------------------------------------------------------------------------
Actual                                                     $1,000                     $  992.10                     $4.62
--------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                   $1,000                     $1,020.57                     $4.69
--------------------------------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      1.24%; B: 1.92%; C: 1.92%; R: 1.42%; and Advisor: 0.92%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                                                              Annual Report | 53

Franklin Value Investors Trust

FINANCIAL HIGHLIGHTS

FRANKLIN BALANCE SHEET INVESTMENT FUND

                                                     ------------------------------------------------------------------------------
                                                                                    YEAR ENDED OCTOBER 31,
CLASS A                                                    2006             2005             2004             2003             2002
                                                     ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...............   $    61.66       $    53.95       $    45.47       $    37.01       $    37.21
                                                     ------------------------------------------------------------------------------
Income from investment operations a:

 Net investment income b .........................         0.77             0.34             0.33             0.13             0.25

 Net realized and unrealized gains (losses) ......         9.71             8.71             8.63             8.83             0.87
                                                     ------------------------------------------------------------------------------
Total from investment operations .................        10.48             9.05             8.96             8.96             1.12
                                                     ------------------------------------------------------------------------------
Less distributions from:

 Net investment income ...........................        (0.46)           (0.43)           (0.17)           (0.25)           (0.15)

 Net realized gains ..............................        (2.44)           (0.91)           (0.31)           (0.25)           (1.17)
                                                     ------------------------------------------------------------------------------
Total distributions ..............................        (2.90)           (1.34)           (0.48)           (0.50)           (1.32)
                                                     ------------------------------------------------------------------------------
Redemption fees ..................................           -- d             -- d             -- d             --               --
                                                     ------------------------------------------------------------------------------
Net asset value, end of year .....................   $    69.24       $    61.66       $    53.95       $    45.47       $    37.01
                                                     ==============================================================================

Total return c ...................................        17.54%           16.93%           19.87%           24.51%            2.85%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................   $4,435,704       $4,164,516       $3,716,567       $3,031,714       $2,333,862

Ratios to average net assets:

 Expenses ........................................         0.90% e          0.91% e          0.91% e          1.00%            0.92%

 Net investment income ...........................         1.17%            0.57%            0.67%            0.35%            0.63%

Portfolio turnover rate ..........................         7.44%            3.91%            7.03%           13.36%           10.59%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.


54 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Value Investors Trust

FRANKLIN BALANCE SHEET INVESTMENT FUND

                                                             -------------------------------------------------------------------
                                                                                     YEAR ENDED OCTOBER 31,
CLASS B                                                          2006           2005           2004           2003          2002
                                                             -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .....................     $  60.67       $  53.13       $  44.97       $  36.64       $ 37.04
                                                             -------------------------------------------------------------------
Income from investment operations a:

 Net investment income (loss) b ........................         0.26          (0.11)         (0.06)         (0.15)        (0.08)

 Net realized and unrealized gains (losses) ............         9.58           8.58           8.53           8.74          0.91
                                                             -------------------------------------------------------------------
Total from investment operations .......................         9.84           8.47           8.47           8.59          0.83
                                                             -------------------------------------------------------------------
Less distributions from:

 Net investment income .................................           -- d        (0.02)            --          (0.01)        (0.06)

 Net realized gains ....................................        (2.44)         (0.91)         (0.31)         (0.25)        (1.17)
                                                             -------------------------------------------------------------------
Total distributions ....................................        (2.44)         (0.93)         (0.31)         (0.26)        (1.23)
                                                             -------------------------------------------------------------------
Redemption fees ........................................           -- e           -- e           -- e           --            --
                                                             -------------------------------------------------------------------
Net asset value, end of year ...........................     $  68.07       $  60.67       $  53.13       $  44.97       $ 36.64
                                                             ===================================================================

Total return c .........................................        16.65%         16.03%         18.94%         23.58%         2.08%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ........................     $127,037       $122,795       $114,891       $103,877       $89,241

Ratios to average net assets:

 Expenses ..............................................         1.66% f        1.67% f        1.69% f        1.75%         1.67%

 Net investment income (loss) ..........................         0.41%         (0.19)%        (0.11)%        (0.40)%       (0.12)%

Portfolio turnover rate ................................         7.44%          3.91%          7.03%         13.36%        10.59%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Includes a dividend distribution in the amount of $0.0021.

e     Amount rounds to less than $0.01 per share.

f     Benefit of expense reduction rounds to less than 0.01%.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 55

Franklin Value Investors Trust

FRANKLIN BALANCE SHEET INVESTMENT FUND

                                                            --------------------------------------------------------------------
                                                                                     YEAR ENDED OCTOBER 31,
CLASS C                                                         2006           2005           2004           2003           2002
                                                            --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .....................    $  60.75       $  53.18       $  45.01       $  36.67       $  37.06
                                                            --------------------------------------------------------------------
Income from investment operations a:

 Net investment income (loss) b ........................        0.27          (0.11)         (0.06)         (0.15)         (0.08)

 Net realized and unrealized gains (losses) ............        9.59           8.59           8.54           8.74           0.92
                                                            --------------------------------------------------------------------
Total from investment operations .......................        9.86           8.48           8.48           8.59           0.84
                                                            --------------------------------------------------------------------
Less distributions from:

 Net investment income .................................          --             --             --             --          (0.06)

 Net realized gains ....................................       (2.44)         (0.91)         (0.31)         (0.25)         (1.17)
                                                            --------------------------------------------------------------------
Total distributions ....................................       (2.44)         (0.91)         (0.31)         (0.25)         (1.23)
                                                            --------------------------------------------------------------------
Redemption fees ........................................          -- d           -- d           -- d           --             --
                                                            --------------------------------------------------------------------
Net asset value, end of year ...........................    $  68.17       $  60.75       $  53.18       $  45.01       $  36.67
                                                            ====================================================================

Total return c .........................................       16.64%         16.04%         18.95%         23.57%          2.10%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ........................    $139,885       $135,939       $129,399       $127,925       $118,219

Ratios to average net assets:

 Expenses ..............................................        1.65% e        1.67% e        1.69% e        1.75%          1.67%

 Net investment income (loss) ..........................        0.42%         (0.19)%        (0.11)%        (0.40)%        (0.12)%

Portfolio turnover rate ................................        7.44%          3.91%          7.03%         13.36%         10.59%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.


56 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Value Investors Trust

FRANKLIN BALANCE SHEET INVESTMENT FUND

                                                                --------------------------------------------------------------
                                                                                      YEAR ENDED OCTOBER 31,
CLASS R                                                            2006          2005          2004          2003       2002 f
                                                                --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .........................    $ 61.33       $ 53.69       $ 45.30       $ 36.92       $39.98
                                                                --------------------------------------------------------------

Income from investment operations a:

 Net investment income b ...................................       0.60          0.18          0.20          0.03         0.07

 Net realized and unrealized gains (losses) ................       9.65          8.67          8.59          8.82        (3.07)
                                                                --------------------------------------------------------------
Total from investment operations ...........................      10.25          8.85          8.79          8.85        (3.00)
                                                                --------------------------------------------------------------
Less distributions from:

 Net investment income .....................................      (0.36)        (0.30)        (0.09)        (0.22)       (0.06)

 Net realized gains ........................................      (2.44)        (0.91)        (0.31)        (0.25)          --
                                                                --------------------------------------------------------------
Total distributions ........................................      (2.80)        (1.21)        (0.40)        (0.47)       (0.06)
                                                                --------------------------------------------------------------
Redemption fees ............................................         -- d          -- d          -- d          --           --
                                                                --------------------------------------------------------------
Net asset value, end of year ...............................    $ 68.78       $ 61.33       $ 53.69       $ 45.30       $36.92
                                                                ==============================================================

Total return c .............................................      17.22%        16.62%        19.55%        24.26%       (7.53)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ............................    $51,157       $30,810       $21,020       $13,336       $7,754

Ratios to average net assets:

 Expenses ..................................................       1.16% e       1.17% e       1.19% e       1.25%        1.17% g

 Net investment income .....................................       0.91%         0.31%         0.39%         0.10%        0.38% g

Portfolio turnover rate ....................................       7.44%         3.91%         7.03%        13.36%       10.59%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.

f     For the period January 1, 2002 (effective date) to October 31, 2002.

g     Annualized.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 57

Franklin Value Investors Trust

FRANKLIN BALANCE SHEET INVESTMENT FUND

                                                                -----------------------------------------------------------------
                                                                                      YEAR ENDED OCTOBER 31,
ADVISOR CLASS                                                       2006           2005          2004          2003          2002
                                                                -----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .....................        $  61.81       $  54.05       $ 45.54       $ 37.06       $ 37.21
                                                                -----------------------------------------------------------------
Income from investment operations a:

 Net investment income b ...............................            0.93           0.46          0.44          0.23          0.31

 Net realized and unrealized gains (losses) ............            9.72           8.75          8.65          8.83          0.91
                                                                -----------------------------------------------------------------
Total from investment operations .......................           10.65           9.21          9.09          9.06          1.22
                                                                -----------------------------------------------------------------
Less distributions from:

 Net investment income .................................           (0.62)         (0.54)        (0.27)        (0.33)        (0.20)

 Net realized gains ....................................           (2.44)         (0.91)        (0.31)        (0.25)        (1.17)
                                                                -----------------------------------------------------------------
Total distributions ....................................           (3.06)         (1.45)        (0.58)        (0.58)        (1.37)
                                                                -----------------------------------------------------------------
Redemption fees ........................................              -- c           -- c          -- c          --            --
                                                                -----------------------------------------------------------------
Net asset value, end of year ...........................        $  69.40       $  61.81       $ 54.05       $ 45.54       $ 37.06
                                                                =================================================================

Total return ...........................................           17.82%         17.20%        20.17%        24.80%         3.11%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ........................        $333,372       $260,209       $26,701       $22,189       $15,193

Ratios to average net assets:

 Expenses ..............................................            0.66% d        0.67% d       0.69% d       0.75%         0.67%

 Net investment income .................................            1.41%          0.81%         0.89%         0.60%         0.88%

Portfolio turnover rate ................................            7.44%          3.91%         7.03%        13.36%        10.59%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c     Amount rounds to less than $0.01 per share.

d     Benefit of expense reduction rounds to less than 0.01%.


58 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Value Investors Trust

STATEMENT OF INVESTMENTS, OCTOBER 31, 2006

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN BALANCE SHEET INVESTMENT FUND                                                              SHARES             VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 84.5%
    CLOSED END MUTUAL FUNDS 1.4%
    Apollo Investment Corp. ..............................................................              200,000        $   4,312,000
  a Emerging Markets Telecommunications Fund .............................................              250,000            4,000,000
    H&Q Healthcare Investors .............................................................              150,000            2,538,000
    John Hancock Bank and Thrift Opportunity Fund ........................................            1,650,000           16,170,000
    Latin America Equity Fund Inc. .......................................................              222,015            8,947,204
    The Mexico Fund Inc. (Mexico) ........................................................              620,800           22,913,728
    New Ireland Fund Inc. (Ireland) ......................................................              135,000            4,140,450
    Petroleum & Resources Corp. ..........................................................              150,000            5,155,500
                                                                                                                       -------------
    TOTAL CLOSED END MUTUAL FUNDS (COST $38,030,843) .....................................                                68,176,882
                                                                                                                       -------------
    COMMON STOCKS 83.0%
    COMMERCIAL SERVICES 0.9%
    Kelly Services Inc., A ...............................................................            1,506,800           43,365,704
                                                                                                                       -------------
    CONSUMER DURABLES 5.5%
    D.R. Horton Inc. .....................................................................            2,200,000           51,546,000
  b Furniture Brands International Inc. ..................................................            2,675,000           49,755,000
    Hasbro Inc. ..........................................................................            1,650,000           42,768,000
    Lennar Corp., A ......................................................................              480,000           22,790,400
    Lennar Corp., B ......................................................................               48,000            2,136,480
    M.D.C. Holdings Inc. .................................................................              583,300           29,083,338
    Pulte Homes Inc. .....................................................................            2,600,000           80,574,000
                                                                                                                       -------------
                                                                                                                         278,653,218
                                                                                                                       -------------
    CONSUMER NON-DURABLES 1.7%
  a Alliance One International Inc. ......................................................            2,504,200           12,070,244
    Kellwood Co. .........................................................................              786,000           24,051,600
    Premium Standard Farms Inc. ..........................................................            1,282,700           24,679,148
    Universal Corp. ......................................................................              730,000           26,878,600
                                                                                                                       -------------
                                                                                                                          87,679,592
                                                                                                                       -------------
    CONSUMER SERVICES 2.3%
  a Aztar Corp. ..........................................................................              750,000           40,177,500
    Bob Evans Farms Inc. .................................................................              323,300           10,963,103
a,b Champps Entertainment Inc. ...........................................................              920,000            5,906,400
  a Vail Resorts Inc. ....................................................................            1,525,000           58,941,250
                                                                                                                       -------------
                                                                                                                         115,988,253
                                                                                                                       -------------
    DISTRIBUTION SERVICES 1.0%
    Applied Industrial Technologies Inc. .................................................            1,406,250           40,415,625
    Handleman Co. ........................................................................            1,000,000            8,000,000
                                                                                                                       -------------
                                                                                                                          48,415,625
                                                                                                                       -------------
    ELECTRONIC TECHNOLOGY 1.7%
  a ESCO Technologies Inc. ...............................................................            1,236,800           53,701,856
  a FSI International Inc. ...............................................................              600,000            3,516,000
  a Spansion Inc., A .....................................................................            1,415,987           20,191,975
  a Standard Microsystems Corp. ..........................................................              376,700           11,613,661
                                                                                                                       -------------
                                                                                                                          89,023,492
                                                                                                                       -------------


                                                              Annual Report | 59

Franklin Value Investors Trust

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN BALANCE SHEET INVESTMENT FUND                                                            SHARES               VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    COMMON STOCKS (CONTINUED)
    ENERGY MINERALS 1.1%
    Peabody Energy Corp. ...............................................................             1,336,000         $  56,071,920
                                                                                                                       -------------
    FINANCE/RENTAL/LEASING 5.9%
    CIT Group Inc. .....................................................................             2,210,000           115,030,500
a,b Dollar Thrifty Automotive Group Inc. ...............................................             1,763,067            70,804,771
    Freddie Mac ........................................................................             1,640,000           113,143,600
                                                                                                                       -------------
                                                                                                                         298,978,871
                                                                                                                       -------------
    FINANCIAL CONGLOMERATES 2.4%
    Principal Financial Group Inc. .....................................................               225,000            12,710,250
    Prudential Financial Inc. ..........................................................             1,450,000           111,548,500
                                                                                                                       -------------
                                                                                                                         124,258,750
                                                                                                                       -------------
    HEALTH TECHNOLOGY 0.8%
  a Watson Pharmaceuticals Inc. ........................................................             1,500,000            40,365,000
                                                                                                                       -------------
    INDUSTRIAL SERVICES 3.0%
  a Bristow Group Inc. .................................................................               900,000            29,880,000
  a Hanover Compressor Co. .............................................................             1,500,000            27,780,000
  a PHI Inc. ...........................................................................                77,500             2,464,112
  a PHI Inc., non-voting ...............................................................               152,000             4,819,920
  a Quanta Services Inc. ...............................................................             1,200,000            21,960,000
  a Universal Compression Holdings Inc. ................................................               850,000            51,221,000
a,b Xanser Corp. .......................................................................             2,800,000            16,548,000
                                                                                                                       -------------
                                                                                                                         154,673,032
                                                                                                                       -------------
    LIFE/HEALTH INSURANCE 6.7%
    American National Insurance Co. ....................................................               647,500            75,110,000
    AmerUs Group Co. ...................................................................               325,000            22,256,000
    FBL Financial Group Inc., A ........................................................               525,000            18,558,750
    Genworth Financial Inc., A .........................................................             1,600,000            53,504,000
    Kansas City Life Insurance Co. .....................................................               250,220            13,999,809
    Manulife Financial Corp. (Canada) ..................................................             1,000,000            32,430,000
    MetLife Inc. .......................................................................               401,000            22,909,130
    National Western Life Insurance Co., A .............................................               150,000            35,977,500
    Presidential Life Corp. ............................................................               380,000             8,968,000
    StanCorp Financial Group Inc. ......................................................             1,200,000            54,828,000
                                                                                                                       -------------
                                                                                                                         338,541,189
                                                                                                                       -------------
    NON-ENERGY MINERALS 7.5%
    Chaparral Steel Co. ................................................................               900,000            37,431,000
    Nucor Corp. ........................................................................             1,905,000           111,271,050
    Reliance Steel & Aluminum Co. ......................................................             1,950,200            66,989,370
    Sherritt International Corp. (Canada) ..............................................             3,253,500            33,217,613
    Texas Industries Inc. ..............................................................               800,000            49,680,000
    United States Steel Corp. ..........................................................             1,225,000            82,810,000
                                                                                                                       -------------
                                                                                                                         381,399,033
                                                                                                                       -------------


60 | Annual Report

Franklin Value Investors Trust

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN BALANCE SHEET INVESTMENT FUND                                                            SHARES               VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    COMMON STOCKS (CONTINUED)
    PROCESS INDUSTRIES 8.1%
    Ashland Inc. .......................................................................               245,894         $  14,532,335
    Bowater Inc. .......................................................................             1,436,650            30,040,352
    Bunge Ltd. .........................................................................             1,812,000           116,167,320
    Corn Products International Inc. ...................................................             2,817,600           101,968,944
    MeadWestvaco Corp. .................................................................             1,570,000            43,206,400
    Monsanto Co. .......................................................................             1,350,000            59,697,000
  a PolyOne Corp. ......................................................................             1,375,000            11,275,000
    Westlake Chemical Corp. ............................................................             1,046,900            33,029,695
                                                                                                                       -------------
                                                                                                                         409,917,046
                                                                                                                       -------------
    PRODUCER MANUFACTURING 6.4%
    A.O. Smith Corp. ...................................................................               893,600            31,418,976
    American Axle & Manufacturing Holdings Inc. ........................................             1,225,000            22,968,750
    CNH Global NV (Netherlands) ........................................................             1,605,000            42,821,400
    Lennox International Inc. ..........................................................               871,000            23,482,160
    Mueller Industries Inc. ............................................................               600,000            22,002,000
    Oshkosh Truck Corp. ................................................................               960,000            43,401,600
a,b Tecumseh Products Co., A ...........................................................             1,085,000            18,228,000
a,b Tecumseh Products Co., B ...........................................................               310,000             5,180,100
    Timken Co. .........................................................................             1,215,000            36,510,750
    Trinity Industries Inc. ............................................................             2,200,000            79,332,000
                                                                                                                       -------------
                                                                                                                         325,345,736
                                                                                                                       -------------
    PROPERTY-CASUALTY INSURANCE 6.1%
    Aspen Insurance Holdings Ltd. ......................................................               154,300             3,829,726
    E-L Financial Corp. Ltd. (Canada) ..................................................               104,666            53,710,736
    IPC Holdings Ltd. ..................................................................             1,773,800            53,284,952
    Midland Co. ........................................................................               385,000            17,994,900
    Old Republic International Corp. ...................................................             3,875,000            87,303,750
    RLI Corp. ..........................................................................               489,400            26,530,374
    Selective Insurance Group Inc. .....................................................               650,000            35,912,500
    The St. Paul Travelers Cos. Inc. ...................................................               575,000            29,399,750
                                                                                                                       -------------
                                                                                                                         307,966,688
                                                                                                                       -------------
    REGIONAL BANKS 0.1%
    UMB Financial Corp. ................................................................               186,800             6,698,648
                                                                                                                       -------------
    RETAIL TRADE 5.4%
  a Big Lots Inc. ......................................................................             2,000,000            42,160,000
    The Cato Corp., A ..................................................................               450,000            10,300,500
  a Charming Shoppes Inc. ..............................................................             4,425,000            65,490,000
    Dillard's Inc., A ..................................................................             1,171,800            35,353,206
    Fred's Inc. ........................................................................               400,000             5,232,000
    Haverty Furniture Cos. Inc. ........................................................               920,000            14,536,000
    Saks Inc. ..........................................................................             1,750,000            33,845,000
a,b Syms Corp. .........................................................................             1,430,000            27,756,300
  a Zale Corp. .........................................................................             1,422,400            41,022,016
                                                                                                                       -------------
                                                                                                                         275,695,022
                                                                                                                       -------------


                                                              Annual Report | 61

Franklin Value Investors Trust

----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN BALANCE SHEET INVESTMENT FUND                                                             SHARES            VALUE
----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    COMMON STOCKS (CONTINUED)
    SAVINGS BANKS 0.5%
    Farmers & Merchants Bank of Long Beach ...............................................               2,200      $   13,832,500
    First Niagara Financial Group Inc. ...................................................             100,000           1,432,000
    Hudson City Bancorp Inc. .............................................................             900,000          12,357,000
                                                                                                                    --------------
                                                                                                                        27,621,500
                                                                                                                    --------------
    SPECIALTY INSURANCE 3.7%
    Assurant Inc. ........................................................................             825,700          43,481,362
    MBIA Inc. ............................................................................             200,000          12,404,000
    MGIC Investment Corp. ................................................................             530,585          31,177,175
    The PMI Group Inc. ...................................................................           1,325,000          56,511,250
    Radian Group Inc. ....................................................................             850,000          45,305,000
                                                                                                                    --------------
                                                                                                                       188,878,787
                                                                                                                    --------------
    TECHNOLOGY SERVICES 0.6%
  a Intergraph Corp. .....................................................................             740,000          32,330,600
                                                                                                                    --------------
    TRANSPORTATION 6.1%
  a ABX Air Inc. .........................................................................           1,825,000          10,493,750
  a Alaska Air Group Inc. ................................................................           1,350,600          54,226,590
    Burlington Northern Santa Fe Corp. ...................................................             570,000          44,192,100
  a Crowley Maritime Corp. ...............................................................               4,240           7,950,000
  a Kansas City Southern .................................................................             722,500          20,511,775
  a Mesa Air Group Inc. ..................................................................             450,000           4,005,000
    Norfolk Southern Corp. ...............................................................           1,358,600          71,421,602
    Overseas Shipholding Group Inc. ......................................................             756,000          47,287,800
    Teekay Shipping Corp. (Bahamas) ......................................................           1,240,000          50,976,400
                                                                                                                    --------------
                                                                                                                       311,065,017
                                                                                                                    --------------
    UTILITIES 5.5%
    Atmos Energy Corp. ...................................................................             833,600          25,616,528
    Entergy Corp. ........................................................................             790,000          67,805,700
    Northeast Utilities ..................................................................           1,550,000          38,765,500
    PNM Resources Inc. ...................................................................           1,863,300          52,470,528
  a Sierra Pacific Resources .............................................................           5,010,000          75,951,600
    Xcel Energy Inc. .....................................................................             878,000          19,377,460
                                                                                                                    --------------
                                                                                                                       279,987,316
                                                                                                                    --------------
    TOTAL COMMON STOCKS (COST $2,115,390,772) ............................................                           4,222,920,039
                                                                                                                    --------------
                                                                                               ----------------
                                                                                               PRINCIPAL AMOUNT
                                                                                               ----------------
    CORPORATE BOND (COST $5,532,908) 0.1%
    PRODUCER MANUFACTURING 0.1%
    Mueller Industries Inc., 6.00%, 11/01/14 .............................................      $    5,604,000           5,183,700
                                                                                                                    --------------
    TOTAL LONG TERM INVESTMENTS (COST $2,158,954,523) ....................................                           4,296,280,621
                                                                                                                    --------------
                                                                                               ----------------
                                                                                                     SHARES
                                                                                               ----------------
    SHORT TERM INVESTMENTS 15.8%
    MONEY MARKET FUND (COST $180,864,323) 3.6%
  c Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.96% .................         180,864,323         180,864,323
                                                                                                                    --------------


62 | Annual Report

Franklin Value Investors Trust

----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN BALANCE SHEET INVESTMENT FUND                                                     PRINCIPAL AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------------------------
    SHORT TERM INVESTMENTS (CONTINUED)
    REPURCHASE AGREEMENT (COST $622,811,887) 12.2%
  d Joint Repurchase Agreement, 5.264%, 11/01/06 (Maturity Value $622,902,955) ..........        $622,811,887      $  622,811,887
      ABN AMRO Bank, N.V., New York Branch (Maturity Value $58,640,084)
      Banc of America Securities LLC (Maturity Value $58,640,084)
      Barclays Capital Inc. (Maturity Value $58,640,084)
      Bear, Stearns & Co. Inc. (Maturity Value $46,910,822)
      BNP Paribas Securities Corp. (Maturity Value $58,640,084)
      Deutsche Bank Securities Inc. (Maturity Value $58,640,084)
      Greenwich Capital Markets Inc. (Maturity Value $58,640,084)
      Lehman Brothers Inc. (Maturity Value $48,231,377)
      Merrill Lynch Government Securities Inc. (Maturity Value $58,640,084)
      Morgan Stanley & Co. Inc. (Maturity Value $58,640,084)
      UBS Securities LLC (Maturity Value $58,640,084)
       Collateralized by U.S. Government Agency Securities, 2.625% - 7.25%,
        11/03/06 - 7/18/11; e U.S. Treasury Bills, 3/15/07; and
        U.S. Treasury Notes, 3.375% - 6.125%, 3/15/07 - 2/15/29
                                                                                                                   --------------
    TOTAL INVESTMENTS (COST $2,962,630,733) 100.3% ......................................                           5,099,956,831
    OTHER ASSETS, LESS LIABILITIES (0.3)% ...............................................                             (12,801,851)
                                                                                                                   --------------
    NET ASSETS 100.0% ...................................................................                          $5,087,154,980
                                                                                                                   ==============

a     Non-income producing for the twelve months ended October 31, 2006.

b     See Note 9 regarding holdings of 5% voting securities.

c See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

d     See Note 1(c) regarding joint repurchase agreement.

e     The security is traded on a discount basis with no stated coupon rate.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 63

Franklin Value Investors Trust

FINANCIAL HIGHLIGHTS

FRANKLIN LARGE CAP VALUE FUND

                                                                 -----------------------------------------------------------------
                                                                                          YEAR ENDED OCTOBER 31,
CLASS A                                                              2006           2005           2004         2003          2002
                                                                 -----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...........................   $  14.66       $  14.01       $  12.40      $ 10.48       $ 11.66
                                                                 -----------------------------------------------------------------
Income from investment operations a:

 Net investment income b .....................................       0.20           0.13           0.08         0.07          0.07

 Net realized and unrealized gains (losses) ..................       2.18           0.63           1.58         1.92         (1.08)
                                                                 -----------------------------------------------------------------
Total from investment operations .............................       2.38           0.76           1.66         1.99         (1.01)
                                                                 -----------------------------------------------------------------
Less distributions from:

 Net investment income .......................................      (0.15)         (0.08)         (0.05)       (0.07)        (0.07)

 Net realized gains ..........................................      (0.34)         (0.03)            --           --         (0.10)
                                                                 -----------------------------------------------------------------
Total distributions ..........................................      (0.49)         (0.11)         (0.05)       (0.07)        (0.17)
                                                                 -----------------------------------------------------------------
Redemption fees ..............................................         -- d           -- d           -- d         --            --
                                                                 -----------------------------------------------------------------
Net asset value, end of year .................................   $  16.55       $  14.66       $  14.01      $ 12.40       $ 10.48
                                                                 =================================================================

Total return c ...............................................      16.62%          5.42%         13.45%       19.08%        (8.82)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..............................   $184,225       $156,841       $127,267      $59,600       $32,825

Ratios to average net assets:

 Expenses ....................................................       1.33% e        1.29% e        1.31%        1.38%         1.42%

 Net investment income .......................................       1.29%          0.91%          0.59%        0.60%         0.64%

Portfolio turnover rate ......................................      34.36%         25.33%         21.69%       27.47%        15.33%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.


64 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Value Investors Trust

FRANKLIN LARGE CAP VALUE FUND

                                                                    --------------------------------------------------------------
                                                                                          YEAR ENDED OCTOBER 31,
CLASS B                                                                2006          2005          2004          2003         2002
                                                                    --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ............................     $ 14.47       $ 13.85       $ 12.29       $ 10.39       $11.58
                                                                    --------------------------------------------------------------
Income from investment operations a:

 Net investment income (loss) b ...............................        0.10          0.04         (0.01)        (0.01)          --

 Net realized and unrealized gains (losses) ...................        2.16          0.61          1.58          1.92        (1.07)
                                                                    --------------------------------------------------------------
Total from investment operations ..............................        2.26          0.65          1.57          1.91        (1.07)
                                                                    --------------------------------------------------------------
Less distributions from:

 Net investment income ........................................       (0.05)           -- f       (0.01)        (0.01)       (0.02)

 Net realized gains ...........................................       (0.34)        (0.03)           --            --        (0.10)
                                                                    --------------------------------------------------------------
Total distributions ...........................................       (0.39)        (0.03)        (0.01)        (0.01)       (0.12)
                                                                    --------------------------------------------------------------
Redemption fees ...............................................          -- d          -- d          -- d          --           --
                                                                    --------------------------------------------------------------
Net asset value, end of year ..................................     $ 16.34       $ 14.47       $ 13.85       $ 12.29       $10.39
                                                                    ==============================================================

Total return c ................................................       15.90%         4.71%        12.76%        18.35%       (9.38)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...............................     $22,120       $22,072       $21,794       $10,865       $4,975

Ratios to average net assets:

 Expenses .....................................................        1.98% e       1.94% e       1.96%         2.04%        2.07%

 Net investment income (loss) .................................        0.64%         0.26%        (0.06)%       (0.06)%      (0.01)%

Portfolio turnover rate .......................................       34.36%        25.33%        21.69%        27.47%       15.33%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.

f     Includes a dividend distribution in the amount of $0.0024.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 65

Franklin Value Investors Trust

FRANKLIN LARGE CAP VALUE FUND

                                                                   ---------------------------------------------------------------
                                                                                          YEAR ENDED OCTOBER 31,
CLASS C                                                               2006          2005          2004          2003          2002
                                                                   ---------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...........................     $ 14.47       $ 13.85       $ 12.28       $ 10.39       $ 11.57
                                                                   ---------------------------------------------------------------

Income from investment operations a:

 Net investment income (loss) b ..............................        0.10          0.04         (0.01)        (0.01)           --

 Net realized and unrealized gains (losses) ..................        2.16          0.61          1.58          1.91         (1.07)
                                                                   ---------------------------------------------------------------
Total from investment operations .............................        2.26          0.65          1.57          1.90         (1.07)
                                                                   ---------------------------------------------------------------
Less distributions from:

 Net investment income .......................................       (0.05)           --            --         (0.01)        (0.01)

 Net realized gains ..........................................       (0.34)        (0.03)           --            --         (0.10)
                                                                   ---------------------------------------------------------------
Total distributions ..........................................       (0.39)        (0.03)           --         (0.01)        (0.11)
                                                                   ---------------------------------------------------------------
Redemption fees ..............................................          -- d          -- d          -- d          --            --
                                                                   ---------------------------------------------------------------
Net asset value, end of year .................................     $ 16.34       $ 14.47       $ 13.85       $ 12.28       $ 10.39
                                                                   ===============================================================

Total return c ...............................................       15.92%         4.69%        12.78%        18.35%        (9.34)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..............................     $63,983       $59,929       $57,966       $32,592       $17,738

Ratios to average net assets:

 Expenses ....................................................        1.97% e       1.94% e       1.96%         2.06%         2.04%

 Net investment income (loss) ................................        0.65%         0.26%        (0.06)%       (0.08)%        0.02%

Portfolio turnover rate ......................................       34.36%        25.33%        21.69%        27.47%        15.33%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.


66 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Value Investors Trust

FRANKLIN LARGE CAP VALUE FUND

                                                                    ----------------------------------------------------------
                                                                                        YEAR ENDED OCTOBER 31,
CLASS R                                                               2006         2005         2004         2003       2002 f
                                                                    ----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........................       $14.56       $13.93       $12.34       $10.48       $10.55
                                                                    ----------------------------------------------------------
Income from investment operations a:

 Net investment income b ....................................         0.17         0.11         0.06         0.05         0.01

 Net realized and unrealized gains (losses) .................         2.17         0.61         1.59         1.90        (0.08)
                                                                    ----------------------------------------------------------
Total from investment operations ............................         2.34         0.72         1.65         1.95        (0.07)
                                                                    ----------------------------------------------------------
Less distributions from:

 Net investment income ......................................        (0.14)       (0.06)       (0.06)       (0.09)          --

 Net realized gains .........................................        (0.34)       (0.03)          --           --           --
                                                                    ----------------------------------------------------------
Total distributions .........................................        (0.48)       (0.09)       (0.06)       (0.09)          --
                                                                    ----------------------------------------------------------
Redemption fees .............................................           -- d         -- d         -- d         --           --
                                                                    ----------------------------------------------------------
Net asset value, end of year ................................       $16.42       $14.56       $13.93       $12.34       $10.48
                                                                    ==========================================================

Total return c ..............................................        16.46%        5.19%       13.44%       18.77%       (0.66)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............................       $7,717       $6,896       $3,414       $  826       $   65

Ratios to average net assets:

 Expenses ...................................................         1.48% e      1.44% e      1.46%        1.54%        1.59% g

 Net investment income ......................................         1.14%        0.76%        0.44%        0.44%        0.47% g

Portfolio turnover rate .....................................        34.36%       25.33%       21.69%       27.47%       15.33%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.

f     For the period August 1, 2002 (effective date) to October 31, 2002.

g     Annualized.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 67

Franklin Value Investors Trust

FRANKLIN LARGE CAP VALUE FUND

                                                                     -----------
                                                                     YEAR ENDED
                                                                     OCTOBER 31,
ADVISOR CLASS                                                          2006 c
                                                                     -----------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ................................    $14.63
                                                                       ------

Income from investment operations a:

 Net investment income b ..........................................      0.24

 Net realized and unrealized gains (losses) .......................      2.23
                                                                       ------
Total from investment operations ..................................      2.47
                                                                       ------
Less distributions from:

 Net investment income ............................................     (0.20)

 Net realized gains ...............................................     (0.34)
                                                                       ------
Total distributions ...............................................     (0.54)
                                                                       ------
Redemption fees ...................................................        -- d
                                                                       ------
Net asset value, end of year ......................................    $16.56
                                                                       ======

Total return ......................................................     17.09%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...................................    $1,989

Ratios to average net assets:

 Expenses .........................................................      0.98% e

 Net investment income ............................................      1.64%

Portfolio turnover rate ...........................................     34.36%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c     For the period November 1, 2005 (effective date) to October 31, 2006.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.


68 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Value Investors Trust

STATEMENT OF INVESTMENTS, OCTOBER 31, 2006

----------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN LARGE CAP VALUE FUND                                                                      SHARES               VALUE
----------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS 90.2%
  COMMERCIAL SERVICES 3.0%
  Cintas Corp. .......................................................................                69,000         $   2,856,600
  R. R. Donnelley & Sons Co. .........................................................               164,300             5,563,198
                                                                                                                     -------------
                                                                                                                         8,419,798
                                                                                                                     -------------
  CONSUMER DURABLES 1.5%
  D.R. Horton Inc. ...................................................................               177,000             4,147,110
                                                                                                                     -------------
  CONSUMER NON-DURABLES 7.5%
  H.J. Heinz Co. .....................................................................                23,000               969,680
  Kimberly-Clark Corp. ...............................................................               104,000             6,918,080
  NIKE Inc., B .......................................................................                39,000             3,583,320
  The Procter & Gamble Co. ...........................................................               150,000             9,508,500
                                                                                                                     -------------
                                                                                                                        20,979,580
                                                                                                                     -------------
  CONSUMER SERVICES 3.7%
  Gannett Co. Inc. ...................................................................                66,600             3,938,724
  McDonald's Corp. ...................................................................               153,000             6,413,760
                                                                                                                     -------------
                                                                                                                        10,352,484
                                                                                                                     -------------
  ELECTRONIC TECHNOLOGY 0.9%
  Hewlett-Packard Co. ................................................................                68,000             2,634,320
                                                                                                                     -------------
  ENERGY MINERALS 7.0%
  BP PLC, ADR (United Kingdom) .......................................................                41,000             2,751,100
  ConocoPhillips .....................................................................                52,800             3,180,672
  Exxon Mobil Corp. ..................................................................               130,000             9,284,600
  Occidental Petroleum Corp. .........................................................                92,000             4,318,480
                                                                                                                     -------------
                                                                                                                        19,534,852
                                                                                                                     -------------
  FINANCE/RENTAL/LEASING 3.8%
  Freddie Mac ........................................................................               156,000            10,762,440
                                                                                                                     -------------
  FINANCIAL CONGLOMERATES 3.5%
  Citigroup Inc. .....................................................................               198,000             9,931,680
                                                                                                                     -------------
  HEALTH TECHNOLOGY 4.7%
  Abbott Laboratories ................................................................               141,400             6,717,914
  Becton Dickinson and Co. ...........................................................                52,000             3,641,560
  Pfizer Inc. ........................................................................               107,000             2,851,550
                                                                                                                     -------------
                                                                                                                        13,211,024
                                                                                                                     -------------
  INVESTMENT BANKS/BROKERS 3.3%
  Lehman Brothers Holdings Inc. ......................................................                61,000             4,748,240
  Morgan Stanley .....................................................................                57,000             4,356,510
                                                                                                                     -------------
                                                                                                                         9,104,750
                                                                                                                     -------------
  INVESTMENT MANAGERS 2.2%
  Mellon Financial Corp. .............................................................               157,000             6,091,600
                                                                                                                     -------------
  LIFE/HEALTH INSURANCE 1.2%
  MetLife Inc. .......................................................................                57,000             3,256,410
                                                                                                                     -------------
  MAJOR BANKS 7.0%
  Bank of America Corp. ..............................................................               195,000            10,504,650
  Wachovia Corp. .....................................................................               164,000             9,102,000
                                                                                                                     -------------
                                                                                                                        19,606,650
                                                                                                                     -------------


                                                              Annual Report | 69

Franklin Value Investors Trust

----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN LARGE CAP VALUE FUND                                                                        SHARES          VALUE
----------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONTINUED)
    MULTI-LINE INSURANCE 2.6%
    American International Group Inc. ......................................................            109,900      $   7,381,983
                                                                                                                     -------------
    NON-ENERGY MINERALS 0.9%
    Alcoa Inc. .............................................................................             91,000          2,630,810
                                                                                                                     -------------
    PROCESS INDUSTRIES 3.5%
    The Dow Chemical Co. ...................................................................            115,000          4,690,850
    Praxair Inc. ...........................................................................             84,478          5,089,799
                                                                                                                     -------------
                                                                                                                         9,780,649
                                                                                                                     -------------
    PRODUCER MANUFACTURING 13.7%
    3M Co. .................................................................................             91,000          7,174,440
    General Electric Co. ...................................................................            278,000          9,760,580
    Illinois Tool Works Inc. ...............................................................            166,100          7,961,173
    Masco Corp. ............................................................................            261,000          7,216,650
    United Technologies Corp. ..............................................................             94,000          6,177,680
                                                                                                                     -------------
                                                                                                                        38,290,523
                                                                                                                     -------------
    PROPERTY-CASUALTY INSURANCE 5.3%
    The Allstate Corp. .....................................................................            136,000          8,344,960
    Chubb Corp. ............................................................................            121,700          6,468,355
                                                                                                                     -------------
                                                                                                                        14,813,315
                                                                                                                     -------------
    REGIONAL BANKS 3.3%
    U.S. Bancorp ...........................................................................            269,000          9,102,960
                                                                                                                     -------------
    SAVINGS BANKS 2.0%
    Washington Mutual Inc. .................................................................            131,000          5,541,300
                                                                                                                     -------------
    SPECIALTY INSURANCE 2.1%
    Ambac Financial Group Inc. .............................................................             71,100          5,936,140
                                                                                                                     -------------
    TECHNOLOGY SERVICES 5.9%
    International Business Machines Corp. ..................................................             87,000          8,032,710
    Microsoft Corp. ........................................................................            294,000          8,440,740
                                                                                                                     -------------
                                                                                                                        16,473,450
                                                                                                                     -------------
    UTILITIES 1.6%
    Entergy Corp. ..........................................................................             53,000          4,548,990
                                                                                                                     -------------
    TOTAL COMMON STOCKS (COST $205,200,514) ................................................                           252,532,818
                                                                                                                     -------------
    SHORT TERM INVESTMENT (COST $27,111,462) 9.7%
    MONEY MARKET FUND 9.7%
  a Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.96% ...................         27,111,462         27,111,462
                                                                                                                     -------------
    TOTAL INVESTMENTS (COST $232,311,976) 99.9% ............................................                           279,644,280
    OTHER ASSETS, LESS LIABILITIES 0.1% ....................................................                               389,162
                                                                                                                     -------------
    NET ASSETS 100.0% ......................................................................                         $ 280,033,442
                                                                                                                     =============

See Selected Portfolio Abbreviation on page 94.

a See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


70 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Value Investors Trust

FINANCIAL HIGHLIGHTS

FRANKLIN MICROCAP VALUE FUND

                                                                -----------------------------------------------------------------
                                                                                       YEAR ENDED OCTOBER 31,
CLASS A                                                             2006           2005          2004           2003         2002
                                                                -----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .........................    $  38.15       $  34.48      $  30.41       $  24.09     $  24.64
                                                                -----------------------------------------------------------------

Income from investment operations a:

 Net investment income (loss) b ............................        0.48           0.18          0.05          (0.04)       (0.01)

 Net realized and unrealized gains (losses) ................        5.73           5.32          4.65           7.80         0.68
                                                                -----------------------------------------------------------------
Total from investment operations ...........................        6.21           5.50          4.70           7.76         0.67
                                                                -----------------------------------------------------------------
Less distributions from:

 Net investment income .....................................       (0.19)         (0.05)           --             --        (0.08)

 Net realized gains ........................................       (2.85)         (1.78)        (0.63)         (1.44)       (1.14)
                                                                -----------------------------------------------------------------
Total distributions ........................................       (3.04)         (1.83)        (0.63)         (1.44)       (1.22)
                                                                -----------------------------------------------------------------
Redemption fees ............................................          -- d           -- d          -- d           --           --
                                                                -----------------------------------------------------------------
Net asset value, end of year ...............................    $  41.32       $  38.15      $  34.48       $  30.41     $  24.09
                                                                =================================================================

Total return c .............................................       17.25%         16.45%        15.64%         33.90%        2.77%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ............................    $473,837       $443,037      $418,464       $310,995     $230,562

Ratios to average net assets:

 Expenses ..................................................        1.11% e        1.10% e       1.12% e        1.23%        1.18%

 Net investment income (loss) ..............................        1.22%          0.48%         0.13%         (0.16)%      (0.02)%

Portfolio turnover rate ....................................        6.47%         13.86%        11.38%         13.35%       28.35%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 71

Franklin Value Investors Trust

FRANKLIN MICROCAP VALUE FUND

                                                                   -----------
                                                                   YEAR ENDED
                                                                   OCTOBER 31,
ADVISOR CLASS                                                        2006 c
                                                                   -----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............................     $38.28
                                                                     ------
Income from investment operations a:

 Net investment income b .......................................       0.61

 Net realized and unrealized gains (losses) ....................       5.58
                                                                     ------
Total from investment operations ...............................       6.19
                                                                     ------
Less distributions from:

 Net investment income .........................................      (0.19)

 Net realized gains ............................................      (2.85)
                                                                     ------
Total distributions ............................................      (3.04)
                                                                     ------
Redemption fees ................................................         -- d
                                                                     ------
Net asset value, end of year ...................................     $41.43
                                                                     ======

Total return ...................................................      17.56%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................................     $6,298

Ratios to average net assets:

 Expenses ......................................................       0.87% e

 Net investment income .........................................       1.46%

Portfolio turnover rate ........................................       6.47%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c     For the period November 1, 2005 (effective date) to October 31, 2006.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.


72 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Value Investors Trust

STATEMENT OF INVESTMENTS, OCTOBER 31, 2006

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN MICROCAP VALUE FUND                                                                       SHARES              VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 82.5%
    COMMON STOCKS 78.9%
    COMMERCIAL SERVICES 1.6%
    Courier Corp. ......................................................................               200,000         $   7,844,000
                                                                                                                       -------------
    COMMUNICATIONS 2.2%
    Atlantic Tele-Network Inc. .........................................................               542,800            10,497,752
                                                                                                                       -------------
    CONSUMER DURABLES 3.8%
a,b Allen Organ Co., Escrow Account ....................................................                94,800             1,544,292
    Bassett Furniture Industries Inc. ..................................................               133,100             2,198,812
  a Cavalier Homes Inc. ................................................................               432,000             1,330,560
  a Chromcraft Revington Inc. ..........................................................               200,000             1,900,000
    Cobra Electronics Corp. ............................................................                32,480               296,867
  a The Dixie Group Inc. ...............................................................               405,000             5,459,400
    Flexsteel Industries Inc. ..........................................................               225,000             2,839,500
  a National R.V. Holdings Inc. ........................................................               295,000               914,500
a,c Rockford Corp. .....................................................................               575,000             1,851,500
                                                                                                                       -------------
                                                                                                                          18,335,431
                                                                                                                       -------------
    CONSUMER NON-DURABLES 13.5%
  a Alliance One International Inc. ....................................................             2,186,700            10,539,894
    Brown Shoe Co. Inc. ................................................................               247,500             9,642,600
  a CoolBrands International Inc. (Canada) .............................................               930,000               393,559
  c Delta Apparel Inc. .................................................................               680,000            12,580,000
  a John B. Sanfilippo & Son Inc. ......................................................               195,000             2,061,150
    Premium Standard Farms Inc. ........................................................               700,000            13,468,000
  a Seneca Foods Corp., A ..............................................................               256,600             6,543,300
  a Seneca Foods Corp., B ..............................................................               121,500             3,247,087
  c Tandy Brands Accessories Inc. ......................................................               540,000             6,307,200
                                                                                                                       -------------
                                                                                                                          64,782,790
                                                                                                                       -------------
    DISTRIBUTION SERVICES 1.3%
    The Coast Distribution System Inc. .................................................                66,800               663,324
  a GTSI Corp. .........................................................................               298,249             2,675,294
    Handleman Co. ......................................................................               360,000             2,880,000
                                                                                                                       -------------
                                                                                                                           6,218,618
                                                                                                                       -------------
    ELECTRONIC TECHNOLOGY 1.7%
  c Espey Manufacturing & Electronics Corp. ............................................               156,000             2,691,000
  a Ladish Co. Inc. ....................................................................                53,000             1,654,660
    Printronix Inc. ....................................................................               130,000             1,567,800
    Sparton Corp. ......................................................................               242,252             2,083,367
                                                                                                                       -------------
                                                                                                                           7,996,827
                                                                                                                       -------------
    HEALTH SERVICES 2.2%
    Healthcare Services Group Inc. .....................................................               390,600            10,616,508
                                                                                                                       -------------
    INDUSTRIAL SERVICES 6.0%
    Ecology and Environment Inc., A ....................................................               205,000             2,101,250
  a Exponent Inc. ......................................................................               140,000             2,534,000
  a Layne Christensen Co. ..............................................................               376,686            11,100,937


                                                              Annual Report | 73

Franklin Value Investors Trust

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN MICROCAP VALUE FUND                                                                       SHARES              VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    COMMON STOCKS (CONTINUED)
    INDUSTRIAL SERVICES (CONTINUED)
  a PHI Inc. ...........................................................................                17,600         $     559,592
  a PHI Inc., non-voting ...............................................................               394,499            12,509,563
                                                                                                                       -------------
                                                                                                                          28,805,342
                                                                                                                       -------------
    NON-ENERGY MINERALS 3.5%
  a Aleris International Inc. ..........................................................               250,603            12,908,561
a,c Continental Materials Corp. ........................................................                99,500             2,626,800
    The Monarch Cement Co. .............................................................                42,444             1,273,320
                                                                                                                       -------------
                                                                                                                          16,808,681
                                                                                                                       -------------
    PROCESS INDUSTRIES 2.9%
a,c American Pacific Corp. .............................................................               610,000             4,416,400
  a Intertape Polymer Group Inc. (Canada) ..............................................               250,000             1,457,500
  a Mercer International Inc. (Germany) ................................................               761,400             7,385,580
    Schweitzer-Mauduit International Inc. ..............................................                34,724               800,735
                                                                                                                       -------------
                                                                                                                          14,060,215
                                                                                                                       -------------
    PRODUCER MANUFACTURING 17.7%
    Alamo Group Inc. ...................................................................               105,000             2,436,000
    Burnham Holdings Inc., A ...........................................................                43,000               731,000
    Central Steel and Wire Co. .........................................................                 6,355             3,940,100
    CIRCOR International Inc. ..........................................................               247,500             8,160,075
  a Gehl Co. ...........................................................................               300,000             8,562,000
    Gibraltar Industries Inc. ..........................................................               356,099             7,517,250
  c Hardinge Inc. ......................................................................               900,991            13,370,706
    Insteel Industries Inc. ............................................................               124,560             2,234,606
a,c Nashua Corp. .......................................................................               477,930             2,987,063
  a Northwest Pipe Co. .................................................................               333,000             9,950,040
  a P & F Industries Inc., A ...........................................................                 6,857                84,684
a,c Proliance International Inc. .......................................................               823,800             3,558,816
  a RTI International Metals Inc. ......................................................               237,000            14,532,840
    Smith Investment Co. ...............................................................                42,400             2,565,200
  a Tecumseh Products Co., A ...........................................................               230,000             3,864,000
  a Tecumseh Products Co., B ...........................................................                12,799               213,871
                                                                                                                       -------------
                                                                                                                          84,708,251
                                                                                                                       -------------
    PROPERTY-CASUALTY INSURANCE 5.8%
a,c ACMAT Corp., A .....................................................................               392,800             9,034,400
    Baldwin & Lyons Inc., B ............................................................               228,264             5,905,190
    Mercer Insurance Group Inc. ........................................................                25,000               602,000
  c Merchants Group Inc. ...............................................................               160,800             4,897,164
    Safety Insurance Group Inc. ........................................................                51,000             2,550,510
  a United America Indemnity Ltd. ......................................................               217,168             4,986,177
                                                                                                                       -------------
                                                                                                                          27,975,441
                                                                                                                       -------------
    REAL ESTATE DEVELOPMENT 2.5%
    Bresler & Reiner Inc. ..............................................................               205,000             5,678,500
    Case, Pomeroy & Co. Inc., A ........................................................                   220               391,600
    Case, Pomeroy & Co. Inc., cvt., B ..................................................                   533               938,080


74 | Annual Report

Franklin Value Investors Trust

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN MICROCAP VALUE FUND                                                                           SHARES          VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    COMMON STOCKS (CONTINUED)
    REAL ESTATE DEVELOPMENT (CONTINUED)
  a Griffin Land & Nurseries Inc. ..............................................................           173,000     $   4,847,460
a,b LandCo Real Estate LLC, Liquidating Trust ..................................................            94,800           240,792
                                                                                                                       -------------
                                                                                                                          12,096,432
                                                                                                                       -------------
    REAL ESTATE INVESTMENT TRUST 1.6%
    Arbor Realty Trust Inc. ....................................................................           270,000         7,506,000
                                                                                                                       -------------
    RETAIL TRADE 4.7%
a,c Duckwall-ALCO Stores Inc. ..................................................................           230,000         9,027,500
    Haverty Furniture Cos. Inc. ................................................................           147,000         2,322,600
  c S&K Famous Brands Inc. .....................................................................           255,500         3,449,250
    Village Super Market Inc., A ...............................................................           115,175         7,947,075
                                                                                                                       -------------
                                                                                                                          22,746,425
                                                                                                                       -------------
    SAVINGS BANKS 2.6%
    Beverly Hills Bancorp Inc. .................................................................           700,000         5,873,000
    First Defiance Financial Corp. .............................................................           235,000         6,796,200
                                                                                                                       -------------
                                                                                                                          12,669,200
                                                                                                                       -------------
    TRANSPORTATION 3.5%
  a Crowley Maritime Corp. .....................................................................             2,342         4,391,250
a,c International Shipholding Corp. ............................................................           474,800         5,745,080
    OMI Corp. ..................................................................................           120,000         2,678,400
    Providence and Worcester Railroad Co. ......................................................           205,000         3,972,900
                                                                                                                       -------------
                                                                                                                          16,787,630
                                                                                                                       -------------
    UTILITIES 1.8%
    Central Vermont Public Service Corp. .......................................................            26,400           595,848
    Green Mountain Power Corp. .................................................................           201,700         6,783,171
  a Maine & Maritimes Corp. ....................................................................            27,100           436,988
  a SEMCO Energy Inc. ..........................................................................           130,000           741,000
                                                                                                                       -------------
                                                                                                                           8,557,007
                                                                                                                       -------------
    TOTAL COMMON STOCKS (COST $199,514,948) ....................................................                         379,012,550
                                                                                                                       -------------
    CONVERTIBLE PREFERRED STOCKS 1.6%
    CONSUMER NON-DURABLES 1.6%
  a Seneca Foods Corp., cvt. participating pfd. ................................................           200,000         5,100,000
  a Seneca Foods Corp., cvt. participating pfd., Series 2003 ...................................           100,000         2,550,000
                                                                                                                       -------------
    TOTAL CONVERTIBLE PREFERRED STOCKS (COST $4,905,000) .......................................                           7,650,000
                                                                                                                       -------------
                                                                                                    ----------------
                                                                                                    PRINCIPAL AMOUNT
                                                                                                    ----------------
    CONVERTIBLE BOND (COST $7,000,000) 2.0%
    PROCESS INDUSTRIES 2.0%
  d Mercer International Inc., cvt., senior sub. note, 144A, 8.50%, 10/15/10 (Germany) .........     $   7,000,000         9,415,000
                                                                                                                       -------------
    TOTAL LONG TERM INVESTMENTS (COST $211,419,948) ............................................                         396,077,550
                                                                                                                       -------------


                                                              Annual Report | 75

Franklin Value Investors Trust

----------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN MICROCAP VALUE FUND                                                                       SHARES               VALUE
----------------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENT (COST $85,112,021) 17.7%
  MONEY MARKET FUND 17.7%
e Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.96% ....................        85,112,021        $  85,112,021
                                                                                                                     -------------
  TOTAL INVESTMENTS (COST $296,531,969) 100.2% ............................................                            481,189,571
  OTHER ASSETS, LESS LIABILITIES (0.2)% ...................................................                             (1,054,189)
                                                                                                                     -------------
  NET ASSETS 100.0% .......................................................................                          $ 480,135,382
                                                                                                                     =============

a     Non-income producing for the twelve months ended October 31, 2006.

b     See Note 8 regarding restricted securities.

c     See Note 9 regarding holdings of 5% voting securities.

d Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At October 31, 2006, the value of this security was $9,415,000, representing 1.96% of net assets.

e See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


76 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Value Investors Trust

FINANCIAL HIGHLIGHTS

FRANKLIN MIDCAP VALUE FUND

                                                                              ---------------------------
                                                                              YEAR ENDED     PERIOD ENDED
                                                                              OCTOBER 31,    OCTOBER 31,
CLASS A                                                                          2006           2005 f
                                                                              ---------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .......................................       $  9.80        $ 10.00
                                                                                 ----------------------

Income from investment operations a:

 Net investment income b .................................................          0.04           0.01

 Net realized and unrealized gains (losses) ..............................          1.59          (0.21)
                                                                                 ----------------------
Total from investment operations .........................................          1.63          (0.20)
                                                                                 ----------------------
Less distributions from net investment income ............................         (0.06)            --
                                                                                 ----------------------
Redemption fees ..........................................................            -- d           -- d
                                                                                 ----------------------
Net asset value, end of year .............................................       $ 11.37        $  9.80
                                                                                 ======================

Total return c ...........................................................         16.70%         (2.00)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..........................................       $42,677        $11,804

Ratios to average net assets:

 Expenses before waiver and payments by affiliates .......................          1.97%          2.57% g

 Expenses net of waiver and payments by affiliates .......................          1.40% e        1.40% g

 Net investment income ...................................................          0.38%          0.37% g

Portfolio turnover rate ..................................................         10.96%          0.00%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.

f     For the period July 1, 2005 (commencement of operations) to October 31,
      2005.

g     Annualized.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 77

Franklin Value Investors Trust

FRANKLIN MIDCAP VALUE FUND

                                                                     ----------------------------
                                                                     YEAR ENDED      PERIOD ENDED
                                                                     OCTOBER 31,      OCTOBER 31,
CLASS C                                                                 2006            2005 f
                                                                     ----------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...............................     $ 9.78           $10.00
                                                                       -----------------------

Income from investment operations a:

 Net investment income (loss) b ..................................      (0.03)           (0.01)

 Net realized and unrealized gains (losses) ......................       1.59            (0.21)
                                                                       -----------------------
Total from investment operations .................................       1.56            (0.22)
                                                                       -----------------------
Less distributions from net investment income ....................      (0.05)              --
                                                                       -----------------------
Redemption fees ..................................................         -- d             -- d
                                                                       -----------------------
Net asset value, end of year .....................................     $11.29           $ 9.78
                                                                       =======================

Total return c ...................................................      15.95%           (2.20)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................................     $9,406           $3,275

Ratios to average net assets:

 Expenses before waiver and payments by affiliates ...............       2.60%            3.22% g

 Expenses net of waiver and payments by affiliates ...............       2.03% e          2.05% g

 Net investment income (loss) ....................................      (0.25)%          (0.28)% g

Portfolio turnover rate ..........................................      10.96%            0.00%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.

f     For the period July 1, 2005 (commencement of operations) to October 31,
      2005.

g     Annualized.


78 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Value Investors Trust

FRANKLIN MIDCAP VALUE FUND

                                                                      ---------------------------------
                                                                      YEAR ENDED           PERIOD ENDED
                                                                      OCTOBER 31,           OCTOBER 31,
CLASS R                                                                  2006                 2005 f
                                                                      ---------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .................................     $ 9.80               $10.00
                                                                         ---------------------------

Income from investment operations a:

 Net investment income b ...........................................       0.02                 0.01

 Net realized and unrealized gains (losses) ........................       1.59                (0.21)
                                                                         ---------------------------
Total from investment operations ...................................       1.61                (0.20)
                                                                         ---------------------------
Less distributions from net investment income ......................      (0.06)                  --
                                                                         ---------------------------
Redemption fees ....................................................         -- d                 -- d
                                                                         ---------------------------
Net asset value, end of year .......................................     $11.35               $ 9.80
                                                                         ===========================

Total return c .....................................................      16.47%               (2.00)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ....................................     $  133               $   36

Ratios to average net assets:

 Expenses before waiver and payments by affiliates .................       2.12%                2.72% g

 Expenses net of waiver and payments by affiliates .................       1.55% e              1.55% g

 Net investment income .............................................       0.23%                0.22% g

Portfolio turnover rate ............................................      10.96%                0.00%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.

f     For the period July 1, 2005 (commencement of operations) to October 31,
      2005.

g     Annualized.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 79

Franklin Value Investors Trust

FRANKLIN MIDCAP VALUE FUND

                                                                               --------------------------------
                                                                               YEAR ENDED          PERIOD ENDED
                                                                               OCTOBER 31,          OCTOBER 31,
ADVISOR CLASS                                                                     2006                2005 f
                                                                               --------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ......................................        $ 9.81               $10.00
                                                                                 ---------------------------

Income from investment operations a:

 Net investment income b ................................................          0.08                 0.03

 Net realized and unrealized gains (losses) .............................          1.60                (0.22)
                                                                                 ---------------------------
Total from investment operations ........................................          1.68                (0.19)
                                                                                 ---------------------------
Less distributions from net investment income ...........................         (0.07)                  --
                                                                                 ---------------------------
Redemption fees .........................................................            -- d                 -- d
                                                                                 ---------------------------
Net asset value, end of year ............................................        $11.42               $ 9.81
                                                                                 ===========================

Total return c ..........................................................         17.18%               (1.90)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .........................................        $  777               $  434

Ratios to average net assets:

 Expenses before waiver and payments by affiliates ......................          1.62%                2.22% g

 Expenses net of waiver and payments by affiliates ......................          1.05% e              1.05% g

 Net investment income ..................................................          0.73%                0.72% g

Portfolio turnover rate .................................................         10.96%                0.00%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c     Total return is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.

f     For the period July 1, 2005 (commencement of operations) to October 31,
      2005.

g     Annualized.


80 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Value Investors Trust

STATEMENT OF INVESTMENTS, OCTOBER 31, 2006

----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN MIDCAP VALUE FUND                                                                          SHARES           VALUE
----------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS 96.9%
    COMMERCIAL SERVICES 2.8%
  a SAIC Inc. ..............................................................................             75,200      $   1,504,000
                                                                                                                     -------------
    CONSUMER DURABLES 9.6%
    Fortune Brands Inc. ....................................................................             17,900          1,377,405
    Hasbro Inc. ............................................................................             32,800            850,176
    Leggett & Platt Inc. ...................................................................             24,600            574,410
    Lennar Corp., A ........................................................................              6,300            299,124
    M.D.C. Holdings Inc. ...................................................................              8,600            428,796
    Pulte Homes Inc. .......................................................................              8,900            275,811
    The Stanley Works ......................................................................             26,700          1,272,255
                                                                                                                     -------------
                                                                                                                         5,077,977
                                                                                                                     -------------
    CONSUMER NON-DURABLES 10.1%
    Alberto-Culver Co. .....................................................................             32,200          1,636,082
  a Dean Foods Co. .........................................................................             36,100          1,512,229
    The Hershey Co. ........................................................................             15,000            793,650
    McCormick & Co. Inc. ...................................................................             26,700            998,580
  a Timberland Co., A ......................................................................             13,500            389,475
                                                                                                                     -------------
                                                                                                                         5,330,016
                                                                                                                     -------------
    CONSUMER SERVICES 1.0%
    Gannett Co. Inc. .......................................................................              8,800            520,432
                                                                                                                     -------------
    DISTRIBUTION SERVICES 0.8%
    W.W. Grainger Inc. .....................................................................              5,700            414,846
                                                                                                                     -------------
    ELECTRONIC TECHNOLOGY 2.5%
    Embraer-Empresa Brasileira de Aeronautica SA, ADR (Brazil) .............................             32,200          1,340,486
                                                                                                                     -------------
    ENERGY MINERALS 2.8%
    Peabody Energy Corp. ...................................................................             28,700          1,204,539
    Pioneer Natural Resources Co. ..........................................................              7,100            289,183
                                                                                                                     -------------
                                                                                                                         1,493,722
                                                                                                                     -------------
    FINANCE/RENTAL/LEASING 1.5%
    CIT Group Inc. .........................................................................             15,200            791,160
                                                                                                                     -------------
    HEALTH SERVICES 1.7%
  a LifePoint Hospitals Inc. ...............................................................             26,100            926,550
                                                                                                                     -------------
    HEALTH TECHNOLOGY 5.2%
  a Endo Pharmaceuticals Holdings Inc. .....................................................             41,600          1,187,264
    Hillenbrand Industries Inc. ............................................................             18,100          1,062,108
  a Watson Pharmaceuticals Inc. ............................................................             19,400            522,054
                                                                                                                     -------------
                                                                                                                         2,771,426
                                                                                                                     -------------
    INDUSTRIAL SERVICES 4.0%
    ENSCO International Inc. ...............................................................             25,800          1,263,426
  a Helix Energy Solutions Group Inc. ......................................................             26,695            862,248
                                                                                                                     -------------
                                                                                                                         2,125,674
                                                                                                                     -------------
    INSURANCE BROKERS/SERVICES 0.7%
    Arthur J. Gallagher & Co. ..............................................................             14,200            395,470
                                                                                                                     -------------


                                                              Annual Report | 81

Franklin Value Investors Trust

----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN MIDCAP VALUE FUND                                                                          SHARES           VALUE
----------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONTINUED)
    INVESTMENT MANAGERS 2.0%
  a KKR Private Equity Investors LP (Guernsey Islands) ...................................              48,800       $   1,061,400
                                                                                                                     -------------
    LIFE/HEALTH INSURANCE 1.4%
    American National Insurance Co. ......................................................               2,100             243,600
    Protective Life Corp. ................................................................              11,000             486,750
                                                                                                                     -------------
                                                                                                                           730,350
                                                                                                                     -------------
    NON-ENERGY MINERALS 1.3%
    Nucor Corp. ..........................................................................               5,600             327,096
    United States Steel Corp. ............................................................               5,400             365,040
                                                                                                                     -------------
                                                                                                                           692,136
                                                                                                                     -------------
    PROCESS INDUSTRIES 8.9%
    Airgas Inc. ..........................................................................               9,900             374,319
    Bemis Co. Inc. .......................................................................              18,900             635,418
    Bunge Ltd. ...........................................................................              21,700           1,391,187
    Cabot Corp. ..........................................................................              11,800             466,690
    MeadWestvaco Corp. ...................................................................              35,700             982,464
    Sigma-Aldrich Corp. ..................................................................              11,300             848,743
                                                                                                                     -------------
                                                                                                                         4,698,821
                                                                                                                     -------------
    PRODUCER MANUFACTURING 12.6%
    Autoliv Inc. (Sweden) ................................................................              23,800           1,353,506
    Carlisle Cos. Inc. ...................................................................              10,600             887,114
    Dover Corp. ..........................................................................              22,900           1,087,750
    Graco Inc. ...........................................................................              16,000             652,160
    Oshkosh Truck Corp. ..................................................................              29,800           1,347,258
    Roper Industries Inc. ................................................................              28,500           1,363,725
                                                                                                                     -------------
                                                                                                                         6,691,513
                                                                                                                     -------------
    PROPERTY-CASUALTY INSURANCE 5.5%
    Cincinnati Financial Corp. ...........................................................              10,600             483,890
    Erie Indemnity Co., A ................................................................              31,000           1,570,150
    Mercury General Corp. ................................................................               3,600             186,372
    Montpelier Re Holdings Ltd. (Bermuda) ................................................               8,000             142,000
    Old Republic International Corp. .....................................................              23,875             537,904
                                                                                                                     -------------
                                                                                                                         2,920,316
                                                                                                                     -------------
    REGIONAL BANKS 2.0%
    Mercantile Bankshares Corp. ..........................................................              23,250           1,048,110
                                                                                                                     -------------
    RETAIL TRADE 1.7%
    Dollar General Corp. .................................................................              19,400             272,182
    Family Dollar Stores Inc. ............................................................              20,600             606,670
                                                                                                                     -------------
                                                                                                                           878,852
                                                                                                                     -------------
    SPECIALTY INSURANCE 5.4%
    Assurant Inc. ........................................................................              27,700           1,458,682
    MGIC Investment Corp. ................................................................               8,200             481,832
    The PMI Group Inc. ...................................................................              10,400             443,560
    Radian Group Inc. ....................................................................               8,500             453,050
                                                                                                                     -------------
                                                                                                                         2,837,124
                                                                                                                     -------------


82 | Annual Report

Franklin Value Investors Trust

----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN MIDCAP VALUE FUND                                                                          SHARES           VALUE
----------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONTINUED)
    TRANSPORTATION 6.6%
    J.B. Hunt Transport Services Inc. ......................................................             65,200      $   1,410,928
    Overseas Shipholding Group Inc. ........................................................             21,000          1,313,550
    Teekay Shipping Corp. (Bahamas) ........................................................             19,100            785,201
                                                                                                                     -------------
                                                                                                                         3,509,679
                                                                                                                     -------------
    UTILITIES 6.8%
    Atmos Energy Corp. .....................................................................             52,300          1,607,179
    DTE Energy Co. .........................................................................             31,000          1,408,330
    Northeast Utilities ....................................................................             22,600            565,226
                                                                                                                     -------------
                                                                                                                         3,580,735
                                                                                                                     -------------
    TOTAL COMMON STOCKS (COST $48,106,866) .................................................                            51,340,795
                                                                                                                     -------------
    SHORT TERM INVESTMENT (COST $996,389) 1.9%
    MONEY MARKET FUND 1.9%
  b Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.96% ...................            996,389            996,389
                                                                                                                     -------------
    TOTAL INVESTMENTS (COST $49,103,255) 98.8% .............................................                            52,337,184
    OTHER ASSETS, LESS LIABILITIES 1.2% ....................................................                               656,305
                                                                                                                     -------------
    NET ASSETS 100.0% ......................................................................                         $  52,993,489
                                                                                                                     =============

See Selected Portfolio Abbreviation on page 94.

a     Non-income producing for the twelve months ended October 31, 2006.

b See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 83

Franklin Value Investors Trust

FINANCIAL HIGHLIGHTS

FRANKLIN SMALL CAP VALUE FUND

                                                              --------------------------------------------------------------------
                                                                                      YEAR ENDED OCTOBER 31,
CLASS A                                                           2006           2005           2004           2003           2002
                                                              --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .......................    $  39.41       $  34.37       $  28.19       $  22.15       $  22.49
                                                              --------------------------------------------------------------------
Income from investment operations a:

 Net investment income (loss) b ..........................        0.17           0.15           0.30          (0.02)          0.02

 Net realized and unrealized gains (losses) ..............        6.70           5.15           5.88           6.06          (0.33)
                                                              --------------------------------------------------------------------
Total from investment operations .........................        6.87           5.30           6.18           6.04          (0.31)
                                                              --------------------------------------------------------------------
Less distributions from:

 Net investment income ...................................       (0.10)         (0.26)            --             --             --

 Net realized gains ......................................       (0.91)            --             --             --             --

 Tax return of capital ...................................          --             --             --             --          (0.03)
                                                              --------------------------------------------------------------------
Total distributions ......................................       (1.01)         (0.26)            --             --          (0.03)
                                                              --------------------------------------------------------------------
Redemption fees ..........................................          -- d           -- d           -- d           --             --
                                                              --------------------------------------------------------------------
Net asset value, end of year .............................    $  45.27       $  39.41       $  34.37       $  28.19       $  22.15
                                                              ====================================================================

Total return c ...........................................       17.73%         15.46%         21.92%         27.27%         (1.41)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..........................    $703,238       $486,563       $296,000       $200,181       $140,202

Ratios to average net assets:

 Expenses ................................................        1.22% e        1.29% e        1.35% e        1.44%          1.37%

 Net investment income (loss) ............................        0.40%          0.39%          0.95%         (0.07)%         0.09%

Portfolio turnover rate ..................................       17.39%         12.73%         17.38%         14.14%         12.74%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.


84 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Value Investors Trust

FRANKLIN SMALL CAP VALUE FUND

                                                               ---------------------------------------------------------------
                                                                                    YEAR ENDED OCTOBER 31,
CLASS B                                                           2006          2005          2004          2003          2002
                                                               ---------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .......................     $ 38.00       $ 33.20       $ 27.41       $ 21.67       $ 22.13
                                                               ---------------------------------------------------------------

Income from investment operations a:

 Net investment income (loss) b ..........................       (0.12)        (0.09)         0.09         (0.17)        (0.14)

 Net realized and unrealized gains (losses) ..............        6.46          4.97          5.70          5.91         (0.32)
                                                               ---------------------------------------------------------------
Total from investment operations .........................        6.34          4.88          5.79          5.74         (0.46)
                                                               ---------------------------------------------------------------
Less distributions from:

 Net investment income ...................................          --         (0.08)           --            --            --

 Net realized gains ......................................       (0.91)           --            --            --            --
                                                               ---------------------------------------------------------------
Total distributions ......................................       (0.91)        (0.08)           --            --            --
                                                               ---------------------------------------------------------------
Redemption fees ..........................................          -- d          -- d          -- d          --            --
                                                               ---------------------------------------------------------------
Net asset value, end of year .............................     $ 43.43       $ 38.00       $ 33.20       $ 27.41       $ 21.67
                                                               ===============================================================

Total return c ...........................................       16.98%        14.68%        21.12%        26.49%        (2.08)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..........................     $79,482       $76,575       $65,551       $47,551       $29,535

Ratios to average net assets:

 Expenses ................................................        1.90% e       1.94% e       2.00% e       2.09%         2.02%

 Net investment income (loss) ............................       (0.28)%       (0.26)%        0.30%        (0.72)%       (0.56)%

Portfolio turnover rate ..................................       17.39%        12.73%        17.38%        14.14%        12.74%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 85

Franklin Value Investors Trust

FRANKLIN SMALL CAP VALUE FUND

                                                               -------------------------------------------------------------------
                                                                                        YEAR ENDED OCTOBER 31,
CLASS C                                                            2006           2005           2004           2003          2002
                                                               -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .......................     $  37.63       $  32.86       $  27.13       $  21.46       $ 21.90
                                                               -------------------------------------------------------------------
Income from investment operations a:

 Net investment income (loss) b ..........................        (0.11)         (0.09)          0.08          (0.17)        (0.13)

 Net realized and unrealized gains (losses) ..............         6.38           4.92           5.65           5.84         (0.31)
                                                               -------------------------------------------------------------------
Total from investment operations .........................         6.27           4.83           5.73           5.67         (0.44)
                                                               -------------------------------------------------------------------
Less distributions from:

 Net investment income ...................................           --          (0.06)            --             --            --

 Net realized gains ......................................        (0.91)            --             --             --            --
                                                               -------------------------------------------------------------------
Total distributions ......................................        (0.91)         (0.06)            --             --            --
                                                               -------------------------------------------------------------------
Redemption fees ..........................................           -- d           -- d           -- d           --            --
                                                               -------------------------------------------------------------------
Net asset value, end of year .............................     $  42.99       $  37.63       $  32.86       $  27.13       $ 21.46
                                                               ===================================================================

Total return c ...........................................        16.96%         14.69%         21.12%         26.42%        (2.01)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..........................     $240,395       $186,490       $136,805       $109,353       $81,186

Ratios to average net assets:

 Expenses ................................................         1.90% e        1.94% e        2.00% e        2.10%         1.99%

 Net investment income (loss) ............................        (0.28)%        (0.26)%         0.30%         (0.73)%       (0.53)%

Portfolio turnover rate ..................................        17.39%         12.73%         17.38%         14.14%        12.74%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.


86 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Value Investors Trust

FRANKLIN SMALL CAP VALUE FUND

                                                                    -----------------------------------------------------------
                                                                                         YEAR ENDED OCTOBER 31,
CLASS R                                                                2006          2005          2004         2003     2002 g
                                                                    -----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..............................   $ 39.22       $ 34.24       $ 28.13       $22.14     $23.34
                                                                    -----------------------------------------------------------
Income from investment operations a:

 Net investment income (loss) b .................................      0.10          0.09          0.31        (0.07)     (0.04)

 Net realized and unrealized gains (losses) .....................      6.66          5.14          5.80         6.06      (1.16)
                                                                    -----------------------------------------------------------
Total from investment operations ................................      6.76          5.23          6.11         5.99      (1.20)
                                                                    -----------------------------------------------------------
Less distributions from:

 Net investment income ..........................................        -- d       (0.25)           --           --         --

 Net realized gains .............................................     (0.91)           --            --           --         --
                                                                    -----------------------------------------------------------
Total distributions .............................................     (0.91)        (0.25)           --           --         --
                                                                    -----------------------------------------------------------
Redemption fees .................................................        -- e          -- e          -- e         --         --
                                                                    -----------------------------------------------------------
Net asset value, end of year ....................................   $ 45.07       $ 39.22       $ 34.24       $28.13     $22.14
                                                                    ===========================================================

Total return c ..................................................     17.54%        15.24%        21.72%       27.06%     (5.14)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .................................   $56,811       $31,550       $24,951       $6,914     $1,097

Ratios to average net assets:

 Expenses .......................................................      1.40% f       1.44% f       1.50% f      1.59%      1.52% h

 Net investment income (loss) ...................................      0.22%         0.24%         0.80%       (0.22)%    (0.06)% h

Portfolio turnover rate .........................................     17.39%        12.73%        17.38%       14.14%     12.74%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Includes a dividend distribution in the amount of $0.0025.

e     Amount rounds to less than $0.01 per share.

f     Benefit of expense reduction rounds to less than 0.01%.

g     For the period August 1, 2002 (effective date) to October 31, 2002.

h     Annualized.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 87

Franklin Value Investors Trust

FRANKLIN SMALL CAP VALUE FUND

                                                                    --------------------------------------------------------------
                                                                                           YEAR ENDED OCTOBER 31,
ADVISOR CLASS                                                          2006          2005          2004          2003         2002
                                                                    --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..............................   $ 40.42       $ 35.21       $ 28.78       $ 22.53       $22.82
                                                                    --------------------------------------------------------------

Income from investment operations a:

 Net investment income b ........................................      0.32          0.29          0.44          0.07         0.10

 Net realized and unrealized gains (losses) .....................      6.86          5.28          5.99          6.18        (0.34)
                                                                    --------------------------------------------------------------
Total from investment operations ................................      7.18          5.57          6.43          6.25        (0.24)
                                                                    --------------------------------------------------------------
Less distributions from:

 Net investment income ..........................................     (0.23)        (0.36)           --            --           --

 Net realized gains .............................................     (0.91)           --            --            --           --

 Tax return of capital ..........................................        --            --            --            --        (0.05)
                                                                    --------------------------------------------------------------
Total distributions .............................................     (1.14)        (0.36)           --            --        (0.05)
                                                                    --------------------------------------------------------------
Redemption fees .................................................        -- c          -- c          -- c          --           --
                                                                    --------------------------------------------------------------
Net asset value, end of year ....................................   $ 46.46       $ 40.42       $ 35.21       $ 28.78       $22.53
                                                                    ==============================================================

Total return ....................................................     18.13%        15.84%        22.34%        27.74%       (1.07)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .................................   $56,912       $37,852       $26,701       $13,089       $9,586

Ratios to average net assets:

 Expenses .......................................................      0.90% d       0.94% d       1.00% d       1.09%        1.02%

 Net investment income ..........................................      0.72%         0.74%         1.30%         0.28%        0.44%

Portfolio turnover rate .........................................     17.39%        12.73%        17.38%        14.14%       12.74%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c     Amount rounds to less than $0.01 per share.

d     Benefit of expense reduction rounds to less than 0.01%.


88 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Value Investors Trust

STATEMENT OF INVESTMENTS, OCTOBER 31, 2006

----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN SMALL CAP VALUE FUND                                                                    SHARES              VALUE
----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 89.9%
    COMMON STOCKS 89.8%
    COMMERCIAL SERVICES 0.8%
    ABM Industries Inc. ..............................................................               454,067         $   9,017,771
                                                                                                                     -------------
    CONSUMER DURABLES 10.3%
    Bassett Furniture Industries Inc. ................................................               284,000             4,691,680
    Briggs & Stratton Corp. ..........................................................               356,500             9,087,185
    D.R. Horton Inc. .................................................................                75,000             1,757,250
    Ethan Allen Interiors Inc. .......................................................               241,000             8,584,420
    Hooker Furniture Corp. ...........................................................               615,000             8,696,100
  a La-Z-Boy Inc. ....................................................................               767,000             9,395,750
    M/I Homes Inc. ...................................................................               478,000            17,169,760
    M.D.C. Holdings Inc. .............................................................               123,600             6,162,696
    Monaco Coach Corp. ...............................................................               787,500             9,402,750
  b Russ Berrie and Co. Inc. .........................................................               544,600             8,256,136
    Thor Industries Inc. .............................................................               418,500            18,338,670
    Winnebago Industries Inc. ........................................................               469,000            15,613,010
                                                                                                                     -------------
                                                                                                                       117,155,407
                                                                                                                     -------------
    CONSUMER NON-DURABLES 4.3%
  b Alliance One International Inc. ..................................................               387,000             1,865,340
    Brown Shoe Co. Inc. ..............................................................               390,000            15,194,400
    Lancaster Colony Corp. ...........................................................                60,000             2,433,000
  b NBTY Inc. ........................................................................               350,000             9,737,000
  b Timberland Co., A ................................................................               286,500             8,265,525
  b The Warnaco Group Inc. ...........................................................               539,000            11,448,360
                                                                                                                     -------------
                                                                                                                        48,943,625
                                                                                                                     -------------
    CONSUMER SERVICES 0.5%
  b Aztar Corp. ......................................................................                65,000             3,482,050
    Bob Evans Farms Inc. .............................................................                63,400             2,149,894
                                                                                                                     -------------
                                                                                                                         5,631,944
                                                                                                                     -------------
    ELECTRONIC TECHNOLOGY 3.1%
  b Avocent Corp. ....................................................................               522,500            19,180,975
    Cohu Inc. ........................................................................               620,000            12,263,600
    Diebold Inc. .....................................................................                95,000             4,149,600
                                                                                                                     -------------
                                                                                                                        35,594,175
                                                                                                                     -------------
    ENERGY MINERALS 3.4%
    Arch Coal Inc. ...................................................................               263,600             9,128,468
    CONSOL Energy Inc. ...............................................................               310,000            10,970,900
    Peabody Energy Corp. .............................................................               277,200            11,634,084
    Pioneer Natural Resources Co. ....................................................                90,000             3,665,700
  b Unit Corp. .......................................................................                76,300             3,539,557
                                                                                                                     -------------
                                                                                                                        38,938,709
                                                                                                                     -------------
    FINANCE/RENTAL/LEASING 0.5%
  b Dollar Thrifty Automotive Group Inc. .............................................               140,000             5,622,400
                                                                                                                     -------------
    HEALTH SERVICES 0.4%
    Pharmaceutical Product Development Inc. ..........................................               141,500             4,478,475
                                                                                                                     -------------


                                                              Annual Report | 89

Franklin Value Investors Trust

-------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN SMALL CAP VALUE FUND                                                                SHARES               VALUE
-------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    COMMON STOCKS (CONTINUED)
    HEALTH TECHNOLOGY 1.7%
  b Adams Respiratory Therapeutics Inc. ..................................                        12,600          $     543,060
    STERIS Corp. .........................................................                       401,600              9,786,992
    West Pharmaceutical Services Inc. ....................................                       226,700              9,530,468
                                                                                                                  -------------
                                                                                                                     19,860,520
                                                                                                                  -------------
    INDUSTRIAL SERVICES 5.5%
  b Atwood Oceanics Inc. .................................................                       105,000              4,851,000
  b Bristow Group Inc. ...................................................                       294,000              9,760,800
  b EMCOR Group Inc. .....................................................                       146,000              8,635,900
    ENSCO International Inc. .............................................                        69,000              3,378,930
  b Global Industries Ltd. ...............................................                       295,000              4,897,000
  b Helix Energy Solutions Group Inc. ....................................                       165,000              5,329,500
  b Lone Star Technologies Inc. ..........................................                       200,000              9,656,000
  b Oil States International Inc. ........................................                       264,000              7,666,560
    Rowan Cos. Inc. ......................................................                       235,800              7,871,004
                                                                                                                  -------------
                                                                                                                     62,046,694
                                                                                                                  -------------
    INSURANCE BROKERS/SERVICES 0.8%
    Arthur J. Gallagher & Co. ............................................                       310,000              8,633,500
                                                                                                                  -------------
    LIFE/HEALTH INSURANCE 1.5%
    American National Insurance Co. ......................................                        56,800              6,588,800
    Presidential Life Corp. ..............................................                        65,000              1,534,000
    Protective Life Corp. ................................................                        82,500              3,650,625
    StanCorp Financial Group Inc. ........................................                       123,000              5,619,870
                                                                                                                  -------------
                                                                                                                     17,393,295
                                                                                                                  -------------
    NON-ENERGY MINERALS 5.1%
    Reliance Steel & Aluminum Co. ........................................                       399,400             13,719,390
    Steel Dynamics Inc. ..................................................                       387,200             23,274,592
    United States Steel Corp. ............................................                        99,000              6,692,400
    Universal Forest Products Inc. .......................................                       313,000             14,203,940
                                                                                                                  -------------
                                                                                                                     57,890,322
                                                                                                                  -------------
    PROCESS INDUSTRIES 7.5%
    Airgas Inc. ..........................................................                       295,600             11,176,636
    AptarGroup Inc. ......................................................                       162,000              8,895,420
    Bowater Inc. .........................................................                       306,950              6,418,324
    Bunge Ltd. ...........................................................                       203,000             13,014,330
    Cabot Corp. ..........................................................                       283,200             11,200,560
    Glatfelter ...........................................................                       521,600              7,636,224
  b Mercer International Inc. (Germany) ..................................                       465,000              4,510,500
    RPM International Inc. ...............................................                       692,400             13,259,460
    Westlake Chemical Corp. ..............................................                       299,700              9,455,535
                                                                                                                  -------------
                                                                                                                     85,566,989
                                                                                                                  -------------
    PRODUCER MANUFACTURING 21.2%
    A.O. Smith Corp. .....................................................                       115,500              4,060,980
    American Woodmark Corp. ..............................................                       312,300             11,551,977
    Apogee Enterprises Inc. ..............................................                       783,000             12,598,470
  b Astec Industries Inc. ................................................                        70,100              2,235,489


90 | Annual Report

Franklin Value Investors Trust

----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN SMALL CAP VALUE FUND                                                                    SHARES              VALUE
----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    COMMON STOCKS (CONTINUED)
    PRODUCER MANUFACTURING (CONTINUED)
    Baldor Electric Co. ..............................................................                   500         $      16,040
    Brady Corp., A ...................................................................               375,000            13,875,000
    Carlisle Cos. Inc. ...............................................................                91,700             7,674,373
    CIRCOR International Inc. ........................................................               250,000             8,242,500
    CNH Global NV (Netherlands) ......................................................               174,000             4,642,320
  b Genlyte Group Inc. ...............................................................               120,000             9,271,200
    Gentex Corp. .....................................................................               188,700             3,002,217
    Gibraltar Industries Inc. ........................................................               574,000            12,117,140
    Graco Inc. .......................................................................               395,300            16,112,428
    JLG Industries Inc. ..............................................................               138,000             3,815,700
    Kennametal Inc. ..................................................................               215,000            13,267,650
  b Mettler-Toledo International Inc. (Switzerland) ..................................               165,000            11,327,250
    Mine Safety Appliances Co. .......................................................               417,200            15,778,504
    Mueller Industries Inc. ..........................................................               496,000            18,188,320
    Nordson Corp. ....................................................................               134,500             6,193,725
  b Powell Industries Inc. ...........................................................               107,900             2,586,363
    Roper Industries Inc. ............................................................               300,000            14,355,000
    Simpson Manufacturing Co. Inc. ...................................................               115,600             3,281,884
    Superior Industries International Inc. ...........................................               455,400             7,696,260
    Teleflex Inc. ....................................................................               174,500            10,853,900
    Timken Co. .......................................................................                69,600             2,091,480
    Wabash National Corp. ............................................................             1,150,500            16,141,515
    Watts Water Technologies Inc., A .................................................               261,300             9,725,586
                                                                                                                     -------------
                                                                                                                       240,703,271
                                                                                                                     -------------
    PROPERTY-CASUALTY INSURANCE 5.0%
    Aspen Insurance Holdings Ltd. ....................................................               682,000            16,927,240
    IPC Holdings Ltd. ................................................................               524,000            15,740,960
    Montpelier Re Holdings Ltd. (Bermuda) ............................................               864,700            15,348,425
    RLI Corp. ........................................................................               162,100             8,787,441
                                                                                                                     -------------
                                                                                                                        56,804,066
                                                                                                                     -------------
    REAL ESTATE INVESTMENT TRUST 0.6%
    Arbor Realty Trust Inc. ..........................................................               253,500             7,047,300
                                                                                                                     -------------
    REGIONAL BANKS 1.0%
    Chemical Financial Corp. .........................................................               182,455             5,457,229
    Peoples Bancorp Inc. .............................................................               194,700             5,720,286
                                                                                                                     -------------
                                                                                                                        11,177,515
                                                                                                                     -------------
    RETAIL TRADE 8.7%
    Casey's General Stores Inc. ......................................................               628,500            15,253,695
    Christopher & Banks Corp. ........................................................               365,000             9,851,350
    Dillard's Inc., A ................................................................                92,700             2,796,759
  b Gymboree Corp. ...................................................................               149,500             6,945,770


                                                              Annual Report | 91

Franklin Value Investors Trust

----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN SMALL CAP VALUE FUND                                                                   SHARES               VALUE
----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    COMMON STOCKS (CONTINUED)
    RETAIL TRADE (CONTINUED)
  b Hot Topic Inc. .................................................................                574,300         $    5,806,173
    The Men's Wearhouse Inc. .......................................................                168,000              6,694,800
    Pier 1 Imports Inc. ............................................................                523,500              3,423,690
    Regis Corp. ....................................................................                514,000             19,300,700
    Tuesday Morning Corp. ..........................................................                835,000             13,777,500
  b West Marine Inc. ...............................................................                795,000             13,451,400
  b Zale Corp. .....................................................................                 46,200              1,332,408
                                                                                                                    --------------
                                                                                                                        98,634,245
                                                                                                                    --------------
    SAVINGS BANKS 0.3%
    First Indiana Corp. ............................................................                118,750              3,030,500
                                                                                                                    --------------
    SPECIALTY INSURANCE 0.2%
    The PMI Group Inc. .............................................................                 60,000              2,559,000
                                                                                                                    --------------
    TRANSPORTATION 5.2%
  b Genesee & Wyoming Inc. .........................................................                487,600             13,696,684
  b Kansas City Southern ...........................................................                150,500              4,272,695
    OMI Corp. ......................................................................                301,600              6,731,712
    Overseas Shipholding Group Inc. ................................................                185,000             11,571,750
    SkyWest Inc. ...................................................................                406,300             10,831,958
    Teekay Shipping Corp. (Bahamas) ................................................                189,000              7,769,790
    Tidewater Inc. .................................................................                 90,000              4,475,700
                                                                                                                    --------------
                                                                                                                        59,350,289
                                                                                                                    --------------
    UTILITIES 2.2%
    Atmos Energy Corp. .............................................................                171,200              5,260,976
    Energen Corp. ..................................................................                264,100             11,308,762
  b Sierra Pacific Resources .......................................................                540,700              8,197,012
                                                                                                                    --------------
                                                                                                                        24,766,750
                                                                                                                    --------------
    TOTAL COMMON STOCKS (COST $779,752,025) ........................................                                 1,020,846,762
                                                                                                                    --------------

                                                                                            ----------------
                                                                                            PRINCIPAL AMOUNT
                                                                                            ----------------
    CORPORATE BOND (COST $1,302,267) 0.1%
    PRODUCER MANUFACTURING 0.1%
    Mueller Industries Inc., 6.00%, 11/01/14 .......................................         $    1,319,000              1,220,075
                                                                                                                    --------------
    TOTAL LONG TERM INVESTMENTS (COST $781,054,292) ................................                                 1,022,066,837
                                                                                                                    --------------
                                                                                            ----------------
                                                                                                  SHARES
                                                                                            ----------------
    SHORT TERM INVESTMENTS 9.0%
    MONEY MARKET FUND (COST $92,558,913) 8.1%
  c Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.96% ...........             92,558,913             92,558,913
                                                                                                                    --------------


92 | Annual Report

Franklin Value Investors Trust

----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN SMALL CAP VALUE FUND                                                              PRINCIPAL AMOUNT          VALUE
----------------------------------------------------------------------------------------------------------------------------------
    SHORT TERM INVESTMENTS (CONTINUED)
    INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED SECURITIES 0.9%
d,e REPURCHASE AGREEMENTS 0.9%
    Banc of America Securities LLC, 5.32%, 11/01/06 (Maturity Value $1,388,205)
      Collateralized by U.S. Government Agency Securities, 5.00%, 3/01/34 - 7/01/35 ......      $    1,388,000      $    1,388,000
    Barclays Capital Inc., 5.32%, 11/01/06 (Maturity Value $1,815,268)
      Collateralized by U.S. Government Agency Securities, 3.50% - 9.50%,
       1/01/07 - 10/01/46 ................................................................           1,815,000           1,815,000
    Citigroup Global Markets Inc., 5.30% - 5.32%, 11/01/06 (Maturity Value $2,429,358)
      Collateralized by U.S. Government Agency Securities, 3.466% - 10.00%,
       3/01/08 - 9/01/45; f U.S. Treasury Bills, 12/05/06 - 5/15/30 ......................           2,429,000           2,429,000
    Deutsche Bank Securities Inc., 5.31%, 11/01/06 (Maturity Value $1,552,229)
      Collateralized by U.S. Government Agency Securities, 4.00% - 7.00%,
       7/01/10 - 9/01/36 .................................................................           1,552,000           1,552,000
    JPMorgan Securities Inc., 5.33%, 11/01/06 (Maturity Value $104,015)
      Collateralized by U.S. Government Agency Securities, 5.50% - 6.00%,
       9/01/21 - 9/01/36 .................................................................             104,000             104,000
    Morgan Stanley & Co. Inc., 5.32%, 11/01/06 (Maturity Value $2,429,359)
      Collateralized by U.S. Government Agency Securities, 2.62% - 8.28%,
       11/22/06 - 10/01/46; f U.S. Treasury Bills, 11/01/06 - 7/24/07 ....................           2,429,000           2,429,000
                                                                                                                    --------------
    TOTAL INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED SECURITIES
      (COST $9,717,000) ..................................................................                               9,717,000
                                                                                                                    --------------
    TOTAL INVESTMENTS (COST $883,330,205) 98.9% ..........................................                           1,124,342,750
    OTHER ASSETS, LESS LIABILITIES 1.1% ..................................................                              12,493,935
                                                                                                                    --------------
    NET ASSETS 100.0% ....................................................................                          $1,136,836,685
                                                                                                                    ==============

a     A portion or all of the security is on loan as of October 31, 2006. See
      Note 1(e).

b     Non-income producing for the twelve months ended October 31, 2006.

c See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

d     See Note 1(e) regarding securities on loan.

e     See Note 1(c) regarding repurchase agreements.

f     The security is traded on a discount basis with no stated coupon rate.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 93

Franklin Value Investors Trust

STATEMENT OF INVESTMENTS, OCTOBER 31, 2006

SELECTED PORTFOLIO ABBREVIATION

ADR - American Depository Receipt


94 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Value Investors Trust

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2006

                                                                                ----------------------------------------------------
                                                                                   FRANKLIN           FRANKLIN           FRANKLIN
                                                                                 BALANCE SHEET       LARGE CAP           MICROCAP
                                                                                INVESTMENT FUND      VALUE FUND         VALUE FUND
                                                                                ----------------------------------------------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers .............................................     $1,970,750,291     $  205,200,514     $  161,098,616
  Cost - Non-controlled affiliated issuers (Note 8) .......................        188,204,232                 --         50,321,332
  Cost - Sweep Money Fund (Note 7) ........................................        180,864,323         27,111,462         85,112,021
  Cost - Repurchase agreements ............................................        622,811,887                 --                 --
                                                                                ----------------------------------------------------
  Total cost of investments ...............................................     $2,962,630,733     $  232,311,976     $  296,531,969
                                                                                ====================================================
  Value - Unaffiliated issuers ............................................     $4,102,102,050     $  252,532,818     $  313,534,671
  Value - Non-controlled affiliated issuers (Note 8) ......................        194,178,571                 --         82,542,879
  Value - Sweep Money Fund (Note 7) .......................................        180,864,323         27,111,462         85,112,021
  Value - Repurchase agreements ...........................................        622,811,887                 --                 --
                                                                                ----------------------------------------------------
  Total value of investments ..............................................      5,099,956,831        279,644,280        481,189,571
 Receivables:
  Investment securities sold ..............................................                 --          1,689,665                 --
  Capital shares sold .....................................................          4,721,668            539,621            466,778
  Dividends and interest ..................................................          2,998,056            292,516             89,304
                                                                                ----------------------------------------------------
        Total assets ......................................................      5,107,676,555        282,166,082        481,745,653
                                                                                ----------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased .........................................          1,468,270          1,233,550            325,066
  Capital shares redeemed .................................................         14,002,005            512,053            798,451
  Affiliates ..............................................................          3,399,618            324,737            405,021
  Unaffiliated transfer agent fees ........................................          1,503,525             28,433             42,932
 Accrued expenses and other liabilities ...................................            148,157             33,867             38,801
                                                                                ----------------------------------------------------
        Total liabilities .................................................         20,521,575          2,132,640          1,610,271
                                                                                ----------------------------------------------------
          Net assets, at value ............................................     $5,087,154,980     $  280,033,442     $  480,135,382
                                                                                ====================================================
Net assets consist of:
 Paid-in capital ..........................................................     $2,594,654,708     $  216,396,750     $  264,253,418
 Undistributed net investment income ......................................         43,095,449          2,187,021          5,762,258
 Net unrealized appreciation (depreciation) ...............................      2,137,326,098         47,332,304        184,657,602
 Accumulated net realized gain (loss) .....................................        312,078,725         14,117,367         25,462,104
                                                                                ----------------------------------------------------
          Net assets, at value ............................................     $5,087,154,980     $  280,033,442     $  480,135,382
                                                                                ====================================================
CLASS A:
 Net assets, at value .....................................................     $4,435,703,568     $  184,224,763     $  473,837,092
                                                                                ====================================================
 Shares outstanding .......................................................         64,064,491         11,128,362         11,466,344
                                                                                ====================================================
 Net asset value per sharea ...............................................     $        69.24     $        16.55     $        41.32
                                                                                ====================================================
 Maximum offering price per share (net asset value per share / 94.25%) ....     $        73.46     $        17.56     $        43.84
                                                                                ====================================================

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 95

Franklin Value Investors Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
October 31, 2006

                                                                              -----------------------------------------------------
                                                                                 FRANKLIN            FRANKLIN            FRANKLIN
                                                                               BALANCE SHEET         LARGE CAP           MICROCAP
                                                                              INVESTMENT FUND       VALUE FUND          VALUE FUND
                                                                              -----------------------------------------------------
CLASS B:
 Net assets, at value ...................................................     $   127,037,070      $  22,119,943                 --
                                                                              =====================================================
 Shares outstanding .....................................................           1,866,173          1,353,911                 --
                                                                              =====================================================
 Net asset value and maximum offering price per share a .................     $         68.07      $       16.34                 --
                                                                              =====================================================
CLASS C:
 Net assets, at value ...................................................     $   139,884,908      $  63,982,807                 --
                                                                              =====================================================
 Shares outstanding .....................................................           2,052,133          3,916,438                 --
                                                                              =====================================================
 Net asset value and maximum offering price per share a .................     $         68.17      $       16.34                 --
                                                                              =====================================================
CLASS R:
 Net assets, at value ...................................................     $    51,157,177      $   7,716,517                 --
                                                                              =====================================================
 Shares outstanding .....................................................             743,738            469,857                 --
                                                                              =====================================================
 Net asset value and maximum offering price per share a .................     $         68.78      $       16.42                 --
                                                                              =====================================================
ADVISOR CLASS:
 Net assets, at value ...................................................     $   333,372,257      $   1,989,412      $   6,298,290
                                                                              =====================================================
 Shares outstanding .....................................................           4,803,577            120,116            152,020
                                                                              =====================================================
 Net asset value and maximum offering price per share a .................     $         69.40      $       16.56      $       41.43
                                                                              =====================================================

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


96 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Value Investors Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
October 31, 2006

                                                                                              ------------------------------------
                                                                                                 FRANKLIN              FRANKLIN
                                                                                                  MIDCAP              SMALL CAP
                                                                                                VALUE FUND            VALUE FUND
                                                                                              ------------------------------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ......................................................          $   48,106,866        $  781,054,292
  Cost - Sweep Money Fund (Note 7) .................................................                 996,389            92,558,913
  Cost - Repurchase agreements .....................................................                      --             9,717,000
                                                                                              ------------------------------------
  Total cost of investments ........................................................          $   49,103,255        $  883,330,205
                                                                                              ====================================
  Value - Unaffiliated issuers a ...................................................          $   51,340,795        $1,022,066,837
  Value - Sweep Money Fund (Note 7) ................................................                 996,389            92,558,913
  Value - Repurchase agreements ....................................................                      --             9,717,000
                                                                                              ------------------------------------
  Total value of investments .......................................................              52,337,184         1,124,342,750
 Cash ..............................................................................                      --             8,575,000
 Receivables:
  Investment securities sold .......................................................                 632,002            14,324,000
  Capital shares sold ..............................................................                 209,560             4,045,733
  Dividends and interest ...........................................................                  11,338               566,795
                                                                                              ------------------------------------
        Total assets ...............................................................              53,190,084         1,151,854,278
                                                                                              ------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ..................................................                 141,202             1,281,897
  Capital shares redeemed ..........................................................                   7,686             2,562,240
  Affiliates .......................................................................                  31,824             1,208,241
  Unaffiliated transfer agent fees .................................................                   6,373               136,761
 Payable upon return of securities loaned ..........................................                      --             9,717,000
 Accrued expenses and other liabilities ............................................                   9,510               111,454
                                                                                              ------------------------------------
        Total liabilities ..........................................................                 196,595            15,017,593
                                                                                              ------------------------------------
          Net assets, at value .....................................................          $   52,993,489        $1,136,836,685
                                                                                              ====================================
Net assets consist of:
 Paid-in capital ...................................................................          $   48,905,069        $  811,727,408
 Undistributed net investment income ...............................................                  84,229             1,872,231
 Net unrealized appreciation (depreciation) ........................................               3,233,929           241,012,545
 Accumulated net realized gain (loss) ..............................................                 770,262            82,224,501
                                                                                              ------------------------------------
          Net assets, at value .....................................................          $   52,993,489        $1,136,836,685
                                                                                              ====================================
CLASS A:
 Net assets, at value ..............................................................          $   42,676,835        $  703,237,686
                                                                                              ====================================
 Shares outstanding ................................................................               3,751,938            15,533,248
                                                                                              ====================================
 Net asset value per share b .......................................................          $        11.37        $        45.27
                                                                                              ====================================
 Maximum offering price per share (net asset value per share / 94.25%) .............          $        12.06        $        48.03
                                                                                              ====================================

a The Franklin Small Cap Value Fund includes $9,155,944 of securities loaned.

b Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 97

Franklin Value Investors Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
October 31, 2006

                                                                                                  ----------------------------------
                                                                                                     FRANKLIN             FRANKLIN
                                                                                                      MIDCAP             SMALL CAP
                                                                                                    VALUE FUND           VALUE FUND
                                                                                                  ----------------------------------
CLASS B:
 Net assets, at value ....................................................................                   --        $  79,481,588
                                                                                                  ==================================
 Shares outstanding ......................................................................                   --            1,830,201
                                                                                                  ==================================
 Net asset value and maximum offering price per share a ..................................                   --        $       43.43
                                                                                                  ==================================
CLASS C:
 Net assets, at value ....................................................................        $   9,406,323        $ 240,395,123
                                                                                                  ==================================
 Shares outstanding ......................................................................              832,791            5,591,965
                                                                                                  ==================================
 Net asset value and maximum offering price per share a ..................................        $       11.29        $       42.99
                                                                                                  ==================================
CLASS R:
 Net assets, at value ....................................................................        $     133,412        $  56,810,570
                                                                                                  ==================================
 Shares outstanding ......................................................................               11,750            1,260,371
                                                                                                  ==================================
 Net asset value and maximum offering price per share a ..................................        $       11.35        $       45.07
                                                                                                  ==================================
ADVISOR CLASS:
 Net assets, at value ....................................................................        $     776,919        $  56,911,718
                                                                                                  ==================================
 Shares outstanding ......................................................................               68,005            1,224,938
                                                                                                  ==================================
 Net asset value and maximum offering price per share a ..................................        $       11.42        $       46.46
                                                                                                  ==================================

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


98 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Value Investors Trust

STATEMENTS OF OPERATIONS
for the year ended October 31, 2006

                                                                               ----------------------------------------------------
                                                                                  FRANKLIN           FRANKLIN            FRANKLIN
                                                                                BALANCE SHEET        LARGE CAP           MICROCAP
                                                                               INVESTMENT FUND       VALUE FUND         VALUE FUND
                                                                               ----------------------------------------------------
Investment income:
 Dividends:
  Unaffiliated issuers ....................................................     $  61,685,274      $   5,624,728      $   4,406,036
  Non-controlled affiliated issuers (Note 8) ..............................         1,213,281                 --          2,263,962
  Sweep Money Fund (Note 7) ...............................................         7,719,107          1,200,077          3,694,346
 Interest .................................................................        31,711,234                 --            595,158
 Income from securities loaned - net ......................................            51,471                 --                 --
 Other income (Note 9) ....................................................           193,245                386              2,264
                                                                                ---------------------------------------------------
        Total investment income ...........................................       102,573,612          6,825,191         10,961,766
                                                                                ---------------------------------------------------
Expenses:
 Management fees (Note 3a) ................................................        21,983,230          1,340,856          3,248,206
 Administrative fees (Note 3b) ............................................                --            519,908                 --
 Distribution fees: (Note 3c)
  Class A .................................................................        10,508,805            591,644          1,112,710
  Class B .................................................................         1,276,836            219,253                 --
  Class C .................................................................         1,410,339            592,927                 --
  Class R .................................................................           212,691             37,213                 --
 Transfer agent fees (Note 3e) ............................................         9,460,872            478,509            614,143
 Custodian fees (Note 4) ..................................................           103,411              4,718              8,297
 Reports to shareholders ..................................................           295,399             43,149             72,650
 Registration and filing fees .............................................           266,707            100,087             63,600
 Professional fees ........................................................           121,247             39,315             46,968
 Trustees' fees and expenses ..............................................           239,167             12,262             22,466
 Other ....................................................................           116,616              9,447             15,995
                                                                                ---------------------------------------------------
        Total expenses ....................................................        45,995,320          3,989,288          5,205,035
        Expense reductions (Note 4) .......................................            (9,745)              (379)            (5,070)
                                                                                ---------------------------------------------------
          Net expenses ....................................................        45,985,575          3,988,909          5,199,965
                                                                                ---------------------------------------------------
           Net investment income ..........................................        56,588,037          2,836,282          5,761,801
                                                                                ---------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments
    Unaffiliated Issuers ..................................................       243,715,267         14,289,026         21,963,106
    Non-controlled affiliated issuers (Note 8) ............................        65,387,253                 --          3,609,613
  Closed-end funds distributions ..........................................         3,839,199                 --                 --
  Foreign currency transactions ...........................................           (66,992)                --              2,403
                                                                                ---------------------------------------------------
           Net realized gain (loss) .......................................       312,874,727         14,289,026         25,575,122
                                                                                ---------------------------------------------------
 Net change in unrealized appreciation (depreciation) on investments ......       420,475,081         22,244,595         42,049,166
                                                                                ---------------------------------------------------
Net realized and unrealized gain (loss) ...................................       733,349,808         36,533,621         67,624,288
                                                                                ---------------------------------------------------
Net increase (decrease) in net assets resulting from operations ...........     $ 789,937,845      $  39,369,903      $  73,386,089
                                                                                ===================================================


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 99

Franklin Value Investors Trust

STATEMENTS OF OPERATIONS (CONTINUED)
for the year ended October 31, 2006

                                                                                              -------------------------------------
                                                                                                 FRANKLIN                FRANKLIN
                                                                                                  MIDCAP                SMALL CAP
                                                                                                VALUE FUND              VALUE FUND
                                                                                              -------------------------------------
Investment income:
 Dividends:
  Unaffiliated issuers .............................................................          $     519,990           $  10,879,656
  Sweep Money Fund (Note 7) ........................................................                 90,206               4,605,429
 Interest ..........................................................................                     --                  80,706
 Income from securities loaned - net ...............................................                     --                 761,524
 Other income (Note 9) .............................................................                     --                  37,751
                                                                                              -------------------------------------
        Total investment income ....................................................                610,196              16,365,066
                                                                                              -------------------------------------
Expenses:
 Management fees (Note 3a) .........................................................                249,174               6,514,143
 Administrative fees (Note 3b) .....................................................                 68,329                      --
 Distribution fees: (Note 3c)
  Class A ..........................................................................                 95,100               1,991,804
  Class B ..........................................................................                     --                 815,672
  Class C ..........................................................................                 62,447               2,203,220
  Class R ..........................................................................                    425                 220,087
 Transfer agent fees (Note 3e) .....................................................                 73,808               2,037,702
 Custodian fees (Note 4) ...........................................................                    655                  18,413
 Reports to shareholders ...........................................................                  8,619                 245,035
 Registration and filing fees ......................................................                 53,306                 159,488
 Professional fees .................................................................                 30,156                  43,167
 Trustees' fees and expenses .......................................................                    280                  44,301
 Amortization of offering costs ....................................................                 70,684                      --
 Other .............................................................................                  1,632                  25,545
                                                                                              -------------------------------------
        Total expenses .............................................................                714,615              14,318,577
        Expense reductions (Note 4) ................................................                    (12)                 (7,210)
        Expenses waived/paid by affiliates (Note 3f) ...............................               (196,848)                     --
                                                                                              -------------------------------------
          Net expenses .............................................................                517,755              14,311,367
                                                                                              -------------------------------------
           Net investment income ...................................................                 92,441               2,053,699
                                                                                              -------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ......................................................................                770,262              82,385,597
  Foreign currency transactions ....................................................                     32                    (282)
                                                                                              -------------------------------------
           Net realized gain (loss) ................................................                770,294              82,385,315
                                                                                              -------------------------------------
 Net change in unrealized appreciation (depreciation) on investments ...............              3,712,790              66,605,357
                                                                                              -------------------------------------
Net realized and unrealized gain (loss) ............................................              4,483,084             148,990,672
                                                                                              -------------------------------------
Net increase (decrease) in net assets resulting from operations ....................          $   4,575,525           $ 151,044,371
                                                                                              =====================================


100 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Value Investors Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                        ---------------------------------------------------------------------------
                                                                FRANKLIN BALANCE SHEET                  FRANKLIN LARGE CAP
                                                                    INVESTMENT FUND                          VALUE FUND
                                                        ---------------------------------------------------------------------------
                                                                YEAR ENDED OCTOBER 31,                 YEAR ENDED OCTOBER 31,
                                                               2006               2005                2006               2005
                                                        ---------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ............................    $    56,588,037     $    24,359,298     $     2,836,282     $     1,697,246
  Net realized gain (loss) from investments and
    foreign currency transactions ..................        312,874,727         180,261,607          14,289,026           5,615,212
  Net change in unrealized appreciation
    (depreciation) on investments ..................        420,475,081         483,173,141          22,244,595           3,725,806
                                                        ---------------------------------------------------------------------------
           Net increase (decrease) in net assets
                 resulting from operations .........        789,937,845         687,794,046          39,369,903          11,038,264
                                                        ---------------------------------------------------------------------------
 Distributions to shareholders from:
  Net investment income:
    Class A ........................................        (30,134,369)        (30,398,708)         (1,623,294)           (758,969)
    Class B ........................................             (4,205)            (35,432)            (74,198)             (3,897)
    Class C ........................................                 --                  --            (209,593)                 --
    Class R ........................................           (183,104)           (114,469)            (67,705)            (16,268)
    Advisor Class ..................................         (2,639,091)           (259,441)            (10,120)                 --
  Net realized gains:
    Class A ........................................       (158,162,988)        (64,294,761)         (3,686,581)           (283,898)
    Class B ........................................         (4,885,995)         (1,960,902)           (516,819)            (48,227)
    Class C ........................................         (5,405,726)         (2,195,578)         (1,402,885)           (128,769)
    Class R ........................................         (1,240,439)           (345,811)           (163,054)             (7,633)
    Advisor Class ..................................        (10,370,636)           (437,910)            (17,076)                 --
                                                        ---------------------------------------------------------------------------
 Total distributions to shareholders ...............       (213,026,553)       (100,043,012)         (7,771,325)         (1,247,661)
                                                        ---------------------------------------------------------------------------
 Capital share transactions: (Note 2)
    Class A ........................................       (235,516,707)        (95,100,775)          6,751,040          23,525,176
    Class B ........................................        (10,438,738)         (8,167,736)         (2,604,940)           (701,684)
    Class C ........................................        (12,361,198)        (11,420,870)         (3,219,669)           (639,229)
    Class R ........................................         15,618,374           6,732,590             (51,703)          3,318,815
    Advisor Class ..................................         38,650,520         225,886,377           1,818,426                  --
                                                        ---------------------------------------------------------------------------
 Total capital share transactions ..................       (204,047,749)        117,929,586           2,693,154          25,503,078
                                                        ---------------------------------------------------------------------------
 Redemption fees ...................................             21,619              10,736               3,521               4,601
                                                        ---------------------------------------------------------------------------
           Net increase (decrease) in net assets ...        372,885,162         705,691,356          34,295,253          35,298,282
Net assets:
 Beginning of year .................................      4,714,269,818       4,008,578,462         245,738,189         210,439,907
                                                        ---------------------------------------------------------------------------
 End of year .......................................    $ 5,087,154,980     $ 4,714,269,818     $   280,033,442     $   245,738,189
                                                        ===========================================================================
Undistributed net investment income included in
 net assets:
  End of year ......................................    $    43,095,449     $    19,142,425     $     2,187,021     $     1,335,649
                                                        ===========================================================================


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 101

Franklin Value Investors Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                -------------------------------------------------------------------
                                                                           FRANKLIN                             FRANKLIN
                                                                      MICROCAP VALUE FUND                   MIDCAP VALUE FUND
                                                                -------------------------------------------------------------------
                                                                     YEAR ENDED OCTOBER 31,               YEAR ENDED OCTOBER 31,
                                                                     2006              2005              2006             2005 a
                                                                -------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ....................................    $   5,761,801     $   2,134,149     $      92,441     $       7,869
  Net realized gain (loss) from investments and foreign
    currency transactions ..................................       25,575,122        32,413,489           770,294                --
  Net change in unrealized appreciation
    (depreciation) on investments ..........................       42,049,166        32,420,196         3,712,790          (478,861)
                                                                -------------------------------------------------------------------
        Net increase (decrease) in net assets
          resulting from operations ........................       73,386,089        66,967,834         4,575,525          (470,992)
                                                                -------------------------------------------------------------------
 Distributions to shareholders from:
  Net investment income:
    Class A ................................................       (2,139,633)         (555,267)          (92,384)               --
    Class C ................................................               --                --           (18,177)               --
    Class R ................................................               --                --              (232)               --
    Advisor Class ..........................................          (17,879)               --            (3,626)               --
  Net realized gains:
    Class A ................................................      (32,120,419)      (21,457,599)               --                --
    Advisor Class ..........................................         (268,393)               --                --                --
                                                                -------------------------------------------------------------------
 Total distributions to shareholders .......................      (34,546,324)      (22,012,866)         (114,419)               --
                                                                -------------------------------------------------------------------
 Capital share transactions: (Note 2)
    Class A ................................................       (7,634,691)      (20,384,451)       27,314,789        12,137,709
    Class C ................................................               --                --         5,323,696         3,394,984
    Class R ................................................               --                --            87,880            35,904
    Advisor Class ..........................................        5,888,410                --           256,474           450,463
                                                                -------------------------------------------------------------------
 Total capital share transactions ..........................       (1,746,281)      (20,384,451)       32,982,839        16,019,060
                                                                -------------------------------------------------------------------
 Redemption fees ...........................................            5,344             2,332               789               687
                                                                -------------------------------------------------------------------
        Net increase (decrease) in net assets ..............       37,098,828        24,572,849        37,444,734        15,548,755
Net assets:
 Beginning of year .........................................      443,036,554       418,463,705        15,548,755                --
                                                                -------------------------------------------------------------------
 End of year ...............................................    $ 480,135,382     $ 443,036,554     $  52,993,489     $  15,548,755
                                                                ===================================================================
Undistributed net investment income included in net assets:
 End of year ...............................................    $   5,762,258     $   2,156,645     $      84,229     $      35,492
                                                                ===================================================================

a     For the period July 1, 2005 (commencement of operations) to October 31,
      2005.


102 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Value Investors Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                             --------------------------------------
                                                                                                              FRANKLIN
                                                                                                       SMALL CAP VALUE FUND
                                                                                             --------------------------------------
                                                                                                      YEAR ENDED OCTOBER 31,
                                                                                                    2006                  2005
                                                                                             --------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income $ ............................................................             2,053,699        $     1,302,219
  Net realized gain (loss) from investments and foreign currency transactions ........            82,385,315             37,438,678
  Net change in unrealized appreciation (depreciation) on investments ................            66,605,357             50,464,536
                                                                                             --------------------------------------
          Net increase (decrease) in net assets resulting from operations ............           151,044,371             89,205,433
                                                                                             --------------------------------------
 Distributions to shareholders from:
  Net investment income:
    Class A ..........................................................................            (1,249,291)            (2,351,320)
    Class B ..........................................................................                    --               (163,617)
    Class C ..........................................................................                    --               (274,385)
    Class R ..........................................................................                (2,137)              (186,528)
    Advisor Class ....................................................................              (230,228)              (280,803)
  Net realized gains:
    Class A ..........................................................................           (11,713,986)                    --
    Class B ..........................................................................            (1,831,922)                    --
    Class C ..........................................................................            (4,598,215)                    --
    Class R ..........................................................................              (777,290)                    --
    Advisor Class ....................................................................              (909,171)                    --
                                                                                             --------------------------------------
 Total distributions to shareholders .................................................           (21,312,240)            (3,256,653)
                                                                                             --------------------------------------
 Capital share transactions: (Note 2)
    Class A ..........................................................................           137,426,230            143,154,563
    Class B ..........................................................................            (7,760,789)             1,336,098
    Class C ..........................................................................            26,073,793             28,919,792
    Class R ..........................................................................            19,764,560              2,795,976
    Advisor Class ....................................................................            12,562,742              6,856,053
                                                                                             --------------------------------------
 Total capital share transactions ....................................................           188,066,536            183,062,482
                                                                                             --------------------------------------
 Redemption fees .....................................................................                 8,660                 11,407
                                                                                             --------------------------------------
          Net increase (decrease) in net assets ......................................           317,807,327            269,022,669
Net assets:
 Beginning of year ...................................................................           819,029,358            550,006,689
                                                                                             --------------------------------------
 End of year .........................................................................       $ 1,136,836,685        $   819,029,358
                                                                                             ======================================
Undistributed net investment income included in net assets:
 End of year .........................................................................       $     1,872,231        $     1,300,470
                                                                                             ======================================


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 103

Franklin Value Investors Trust

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Value Investors Trust (the Trust) is registered under the Investment Company Act of 1940 (1940 Act) as a diversified, open-end investment company, consisting of five funds (the Funds). The classes of shares offered within each of the Funds are indicated below. Effective November 1, 2005, the Franklin Large Cap Value Fund and the Franklin MicroCap Value Fund began offering a new class of shares, Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

------------------------------------------------------------------------------------------------------------------------
                                        CLASS A, CLASS C,                      CLASS A, CLASS B, CLASS C,
CLASS A & ADVISOR CLASS                 CLASS R & ADVISOR CLASS                CLASS R & ADVISOR CLASS
------------------------------------------------------------------------------------------------------------------------
Franklin MicroCap Value Fund            Franklin MidCap Value Fund             Franklin Balance Sheet Investment Fund
                                                                               Franklin Large Cap Value Fund
                                                                               Franklin Small Cap Value Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of


104 | Annual Report

Franklin Value Investors Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements. Repurchase agreements are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The Funds may also enter into joint repurchase agreements whereby their uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. Repurchase agreements are valued at cost. At October 31, 2006, all repurchase agreements held by the Funds had been entered into on that date.


                                                             Annual Report | 105

Franklin Value Investors Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. FOREIGN CURRENCY CONTRACTS

When the Funds purchase or sell foreign securities they may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statements of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statements of Assets and Liabilities.

E. SECURITIES LENDING

The Funds may loan securities to certain brokers through a securities lending agent for which they receive initial cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day. Any additional collateral required due to changes in security values is delivered to the fund on the next business day. The collateral is invested in short-term instruments as noted in the Statement of Investments. The funds receive interest income from the investment of cash collateral, adjusted by lender fees and broker rebates. The funds bear the risk of loss with respect to the investment of the collateral and the securities loaned. The securities lending agent has agreed to indemnify the funds in the case of default of any securities borrower. At October 31, 2006, only the Franklin Small Cap Value Fund had securities on loan.

F. INCOME TAXES

No provision has been made for U.S. income taxes because each fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

G. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Funds are notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis


106 | Annual Report

Franklin Value Investors Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.

H. OFFERING COSTS

Offering costs are amortized on a straight line basis over twelve months.

I. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

J. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Funds and accounted for as an addition to paid-in capital.

K. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.


                                                             Annual Report | 107

Franklin Value Investors Trust

2. SHARES OF BENEFICIAL INTEREST

At October 31, 2006, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Funds' shares were as follows:

                                                   ---------------------------------------------------------------------------
                                                            FRANKLIN BALANCE                       FRANKLIN LARGE CAP
                                                         SHEET INVESTMENT FUND                          VALUE FUND
                                                   ---------------------------------------------------------------------------
                                                      SHARES               AMOUNT              SHARES               AMOUNT
                                                   ---------------------------------------------------------------------------
CLASS A SHARES:
Year ended October 31, 2006
 Shares sold ...........................            12,891,805        $   845,679,287         2,814,004        $    43,496,209
 Shares issued in reinvestment
  of distributions .....................             2,866,520            178,326,273           315,567              4,720,880
 Shares redeemed .......................           (19,232,574)        (1,259,522,267)       (2,697,428)           (41,466,049)
                                                   ---------------------------------------------------------------------------
 Net increase (decrease) ...............            (3,474,249)       $  (235,516,707)          432,143        $     6,751,040
                                                   ===========================================================================
Year ended October 31, 2005
 Shares sold ...........................            20,387,291        $ 1,195,979,456         4,618,633        $    67,248,977
 Shares issued in reinvestment
  of distributions .....................             1,484,887             86,004,645            61,568                904,432
 Shares redeemed .......................           (23,218,527)        (1,377,084,876)       (3,064,788)           (44,628,233)
                                                   ---------------------------------------------------------------------------
 Net increase (decrease) ...............            (1,346,349)       $   (95,100,775)        1,615,413        $    23,525,176
                                                   ===========================================================================
CLASS B SHARES:
Year ended October 31, 2006
 Shares sold ...........................                23,446        $     1,520,327           147,257        $     2,254,773
 Shares issued in reinvestment
  of distributions .....................                73,065              4,498,614            34,956                519,099
 Shares redeemed .......................              (254,183)           (16,457,679)         (353,458)            (5,378,812)
                                                   ---------------------------------------------------------------------------
 Net increase (decrease) ...............              (157,672)       $   (10,438,738)         (171,245)       $    (2,604,940)
                                                   ===========================================================================
Year ended October 31, 2005
 Shares sold ...........................                50,086        $     2,872,084           257,282        $     3,705,185
 Shares issued in reinvestment
  of distributions .....................                32,330              1,854,779             3,163                 46,124
 Shares redeemed .......................              (221,047)           (12,894,599)         (309,004)            (4,452,993)
                                                   ---------------------------------------------------------------------------
 Net increase (decrease) ...............              (138,631)       $    (8,167,736)          (48,559)       $      (701,684)
                                                   ===========================================================================
CLASS C SHARES:
Year ended October 31, 2006
 Shares sold ...........................                84,896        $     5,511,020           836,352        $    12,933,004
 Shares issued in reinvestment
  of distributions .....................                80,627              4,970,581            98,108              1,456,901
 Shares redeemed .......................              (351,032)           (22,842,799)       (1,159,282)           (17,609,574)
                                                   ---------------------------------------------------------------------------
 Net increase (decrease) ...............              (185,509)       $   (12,361,198)         (224,822)       $    (3,219,669)
                                                   ===========================================================================
Year ended October 31, 2005
 Shares sold ...........................               121,812        $     7,049,019         1,135,106        $    16,358,626
 Shares issued in reinvestment
  of distributions .....................                34,963              2,008,638             7,899                115,170
 Shares redeemed .......................              (352,369)           (20,478,527)       (1,188,216)           (17,113,025)
                                                   ---------------------------------------------------------------------------
 Net increase (decrease) ...............              (195,594)       $   (11,420,870)          (45,211)       $      (639,229)
                                                   ===========================================================================


108 | Annual Report

Franklin Value Investors Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                       ------------------------------------------------------------------------
                                                               FRANKLIN BALANCE                       FRANKLIN LARGE CAP
                                                             SHEET INVESTMENT FUND                         VALUE FUND
                                                       ------------------------------------------------------------------------
                                                          SHARES              AMOUNT              SHARES              AMOUNT
                                                       ------------------------------------------------------------------------
CLASS R SHARES:
Year ended October 31, 2006
 Shares sold ...............................              368,266         $  24,000,456           188,951         $   2,898,064
 Shares issued in reinvestment
  of distributions .........................               22,961             1,422,195            15,529               230,759
 Shares redeemed ...........................             (149,863)           (9,804,277)         (208,144)           (3,180,526)
                                                       ------------------------------------------------------------------------
 Net increase (decrease) ...................              241,364         $  15,618,374            (3,664)        $     (51,703)
                                                       ========================================================================
Year ended October 31, 2005
 Shares sold ...............................              236,030         $  14,082,484           294,019         $   4,264,897
 Shares issued in reinvestment
  of distributions .........................                7,972               460,280             1,635                23,900
 Shares redeemed ...........................             (133,125)           (7,810,174)          (67,218)             (969,982)
                                                       ------------------------------------------------------------------------
 Net increase (decrease) ...................              110,877         $   6,732,590           228,436         $   3,318,815
                                                       ========================================================================
ADVISOR CLASS SHARES:
Year ended October 31, 2006 a
 Shares sold ...............................            2,723,265         $ 178,515,659           143,524         $   2,203,695
 Shares issued in reinvestment
  of distributions .........................               10,335               643,072             1,774                26,469
 Shares redeemed ...........................           (2,140,148)         (140,508,211)          (25,182)             (411,738)
                                                       ------------------------------------------------------------------------
 Net increase (decrease) ...................              593,452         $  38,650,520           120,116         $   1,818,426
                                                       ========================================================================
Year ended October 31, 2005
 Shares sold ...............................            4,770,213         $ 290,077,672
 Shares issued in reinvestment
  of distributions .........................                9,305               539,040
 Shares redeemed ...........................           (1,063,451)          (64,730,335)
                                                       --------------------------------
 Net increase (decrease) ...................            3,716,067         $ 225,886,377
                                                       ================================

                                                          -------------------------------------------------------------------
                                                                FRANKLIN MICROCAP                       FRANKLIN MIDCAP
                                                                    VALUE FUND                            VALUE FUND
                                                          -------------------------------------------------------------------
                                                             SHARES           AMOUNT              SHARES           AMOUNT
                                                          -------------------------------------------------------------------
CLASS A SHARES:
Year ended October 31, 2006
 Shares sold .....................................         1,265,501      $  50,308,408          2,900,257      $  31,140,083
 Shares issued in reinvestment
  of distributions ...............................           845,219         31,146,329              7,469             77,315
 Shares redeemed .................................        (2,257,232)       (89,089,428)          (360,030)        (3,902,609)
                                                          -------------------------------------------------------------------
 Net increase (decrease) .........................          (146,512)     $  (7,634,691)         2,547,696      $  27,314,789
                                                          ===================================================================
Year ended October 31, 2005 b
 Shares sold .....................................         1,234,369      $  45,023,987          1,252,652      $  12,622,895
 Shares issued in reinvestment
  of distributions ...............................           567,488         19,754,272                 --                 --
 Shares redeemed .................................        (2,325,605)       (85,162,710)           (48,410)          (485,186)
                                                          -------------------------------------------------------------------
 Net increase (decrease) .........................          (523,748)     $ (20,384,451)         1,204,242      $  12,137,709
                                                          ===================================================================


                                                             Annual Report | 109

Franklin Value Investors Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                            -----------------------------------------------------------------------
                                                                FRANKLIN MICROCAP                           FRANKLIN MIDCAP
                                                                    VALUE FUND                                 VALUE FUND
                                                            -----------------------------------------------------------------------
                                                             SHARES             AMOUNT                SHARES              AMOUNT
                                                            -----------------------------------------------------------------------
CLASS C SHARES:
Year ended October 31, 2006
 Shares sold ...................................                                                      599,713          $ 6,423,322
 Shares issued in reinvestment
  of distributions .............................                                                        1,602               16,568
 Shares redeemed ...............................                                                     (103,336)          (1,116,194)
                                                                                                     ------------------------------
 Net increase (decrease) .......................                                                      497,979          $ 5,323,696
                                                                                                     ==============================
Year ended October 31, 2005 b
 Shares sold ...................................                                                      341,093          $ 3,457,069
 Shares redeemed ...............................                                                       (6,281)             (62,085)
                                                                                                     ------------------------------
 Net increase (decrease) .......................                                                      334,812          $ 3,394,984
                                                                                                     ==============================
CLASS R SHARES:
Year ended October 31, 2006
 Shares sold ...................................                                                       10,104          $   110,266
 Shares issued in reinvestment
  of distributions .............................                                                           17                  174
 Shares redeemed ...............................                                                       (2,041)             (22,560)
                                                                                                     ------------------------------
 Net increase (decrease) .......................                                                        8,080          $    87,880
                                                                                                     ==============================
Year ended October 31, 2005 b
 Shares sold ...................................                                                        3,670          $    35,904
                                                                                                     ------------------------------
 Net increase (decrease) .......................                                                        3,670          $    35,904
                                                                                                     ==============================
ADVISOR CLASS SHARES:
Year ended October 31, 2006 a
 Shares sold ...................................             192,966          $ 7,492,655               27,657          $   298,445
 Shares issued in reinvestment
  of distributions .............................               7,745              285,477                  336                3,482
 Shares redeemed ...............................             (48,691)          (1,889,722)              (4,173)             (45,453)
                                                            -----------------------------------------------------------------------
 Net increase (decrease) .......................             152,020          $ 5,888,410               23,820          $   256,474
                                                            =======================================================================
Year ended October 31, 2005 b
 Shares sold ...................................                                                        48,069          $   489,504
 Shares redeemed ...............................                                                        (3,884)             (39,041)
                                                                                                     ------------------------------
 Net increase (decrease) .......................                                                        44,185          $   450,463
                                                                                                     ==============================

a For the period November 1, 2005 (effective date) to October 31, 2006 for the Franklin Large Cap Value Fund and the Franklin MicroCap Value Fund.

b For the period July 1, 2005 (commencement of operations) to October 31, 2005 for the Franklin MidCap Value Fund.


110 | Annual Report

Franklin Value Investors Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                                                            ---------------------------------
                                                                                                   FRANKLIN SMALL CAP
                                                                                                        VALUE FUND
                                                                                            ---------------------------------
                                                                                               SHARES               AMOUNT
                                                                                            ---------------------------------
CLASS A SHARES:
Year ended October 31, 2006
 Shares sold ...............................................................                  6,027,552         $ 260,324,245
 Shares issued in reinvestment of distributions ............................                    291,303            11,850,223
 Shares redeemed ...........................................................                 (3,130,472)         (134,748,238)
                                                                                            ---------------------------------
 Net increase (decrease) ...................................................                  3,188,383         $ 137,426,230
                                                                                            =================================
Year ended October 31, 2005
 Shares sold ...............................................................                  5,949,227         $ 227,465,776
 Shares issued in reinvestment of distributions ............................                     57,572             2,157,240
 Shares redeemed ...........................................................                 (2,273,669)          (86,468,453)
                                                                                            ---------------------------------
 Net increase (decrease) ...................................................                  3,733,130         $ 143,154,563
                                                                                            =================================
CLASS B SHARES:
Year ended October 31, 2006
 Shares sold ...............................................................                    129,249         $   5,415,513
 Shares issued in reinvestment of distributions ............................                     43,570             1,710,113
 Shares redeemed ...........................................................                   (357,625)          (14,886,415)
                                                                                            ---------------------------------
 Net increase (decrease) ...................................................                   (184,806)        $  (7,760,789)
                                                                                            =================================
Year ended October 31, 2005
 Shares sold ...............................................................                    334,000         $  12,174,487
 Shares issued in reinvestment of distributions ............................                      4,204               152,777
 Shares redeemed ...........................................................                   (297,780)          (10,991,166)
                                                                                            ---------------------------------
 Net increase (decrease) ...................................................                     40,424         $   1,336,098
                                                                                            =================================
CLASS C SHARES:
Year ended October 31, 2006
 Shares sold ...............................................................                  1,576,345         $  64,957,367
 Shares issued in reinvestment of distributions ............................                    105,445             4,097,599
 Shares redeemed ...........................................................                 (1,045,944)          (42,981,173)
                                                                                            ---------------------------------
 Net increase (decrease) ...................................................                    635,846         $  26,073,793
                                                                                            =================================
Year ended October 31, 2005
 Shares sold ...............................................................                  1,896,798         $  69,431,851
 Shares issued in reinvestment of distributions ............................                      6,647               239,191
 Shares redeemed ...........................................................                 (1,110,750)          (40,751,250)
                                                                                            ---------------------------------
 Net increase (decrease) ...................................................                    792,695         $  28,919,792
                                                                                            =================================
CLASS R SHARES:
Year ended October 31, 2006
 Shares sold ...............................................................                    845,521         $  36,449,462
 Shares issued in reinvestment of distributions ............................                     17,017               690,435
 Shares redeemed ...........................................................                   (406,551)          (17,375,337)
                                                                                            ---------------------------------
 Net increase (decrease) ...................................................                    455,987         $  19,764,560
                                                                                            =================================
Year ended October 31, 2005
 Shares sold ...............................................................                    671,655         $  25,703,878
 Shares issued in reinvestment of distributions ............................                      4,935               184,254
 Shares redeemed ...........................................................                   (600,803)          (23,092,156)
                                                                                            ---------------------------------
 Net increase (decrease) ...................................................                     75,787         $   2,795,976
                                                                                            =================================


                                                             Annual Report | 111

Franklin Value Investors Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                                                   ---------------------------
                                                                                        FRANKLIN SMALL CAP
                                                                                            VALUE FUND
                                                                                   ---------------------------
                                                                                    SHARES            AMOUNT
                                                                                   ---------------------------
ADVISOR CLASS SHARES:
Year ended October 31, 2006
 Shares sold ...............................................................        705,180       $ 30,889,448
 Shares issued in reinvestment of distributions ............................         13,043            542,985
 Shares redeemed ...........................................................       (429,816)       (18,869,691)
                                                                                   ---------------------------
 Net increase (decrease) ...................................................        288,407       $ 12,562,742
                                                                                   ===========================
Year ended October 31, 2005
 Shares sold ...............................................................        602,547       $ 23,144,910
 Shares issued in reinvestment of distributions ............................          3,920            150,168
 Shares redeemed ...........................................................       (428,353)       (16,439,025)
                                                                                   ---------------------------
 Net increase (decrease) ...................................................        178,114       $  6,856,053
                                                                                   ===========================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

--------------------------------------------------------------------------------------------------
SUBSIDIARY                                                             AFFILIATION
--------------------------------------------------------------------------------------------------
Franklin Advisory Services, LLC (Advisory Services)                    Investment manager
Franklin Templeton Services, LLC (FT Services)                         Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)                   Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)          Transfer agent

A. MANAGEMENT FEES

The Franklin Balance Sheet Investment Fund pays an investment management fee to Advisory Services based on the average daily net assets of the fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE       NET ASSETS
--------------------------------------------------------------------------------
      0.625%              Up to and including $100 million
      0.500%              Over $100 million, up to and including $250 million
      0.450%              Over $250 million, up to and including $10 billion
      0.440%              Over $10 billion, up to and including $12.5 billion
      0.420%              Over $12.5 billion, up to and including $15 billion
      0.400%              In excess of $15 billion


112 | Annual Report

Franklin Value Investors Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES (CONTINUED)

The Franklin Large Cap Value Fund pays an investment management fee to Advisory Services based on the average daily net assets of the fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------------
      0.550%          Up to and including $500 million
      0.450%          Over $500 million, up to and including $1 billion
      0.400%          Over $1 billion, up to and including $1.5 billion
      0.350%          Over $1.5 billion, up to and including $6.5 billion
      0.325%          Over $6.5 billion, up to and including $11.5 billion
      0.300%          Over $11.5 billion, up to and including $16.5 billion
      0.290%          Over $16.5 billion, up to and including $19 billion
      0.280%          Over $19 billion, up to and including $21.5 billion
      0.270%          In excess of $21.5 billion

The Franklin MicroCap Value Fund pays an investment management fee to Advisory Services of 0.75% per year of the average daily net assets of the fund.

The Franklin MidCap Value Fund pays an investment management fee to Advisory Services based on the average daily net assets of the fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------------
      0.750%          Up to and including $500 million
      0.650%          Over $500 million, up to and including $1 billion
      0.600%          Over $1 billion, up to and including $1.5 billion
      0.550%          Over $1.5 billion, up to and including $6.5 billion
      0.525%          Over $6.5 billion, up to and including $11.5 billion
      0.500%          Over $11.5 billion, up to and including $16.5 billion
      0.490%          Over $16.5 billion, up to and including $19 billion
      0.480%          Over $19 billion, up to and including $21.5 billion
      0.470%          In excess of $21.5 billion

The Franklin Small Cap Value Fund pays an investment management fee to Advisory Services based on the average daily net assets of the fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------------
      0.750%          Up to and including $500 million
      0.625%          Over $500 million, up to and including $1 billion
      0.500%          In excess of $1 billion

B. ADMINISTRATIVE FEES

The Franklin Large Cap Value Fund and the Franklin MidCap Value Fund pay an administrative fee to FT Services of 0.20% per year of the average daily net assets of each of the funds.


                                                             Annual Report | 113

Franklin Value Investors Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES (CONTINUED)

Under an agreement with Advisory Services, FT Services provides administrative services to the Franklin Balance Sheet Investment Fund, the Franklin MicroCap Value Fund, and the Franklin Small Cap Value Fund. The fee is paid by Advisory Services based on average daily net assets, and is not an additional expense of the funds.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the funds' Class A reimbursement distribution plans, the funds reimburse Distributors for costs incurred in connection with the sale and distribution of each fund's shares up to a certain percentage per year of their average daily net assets as follows:

                      ---------------------------------------------
                          FRANKLIN         FRANKLIN       FRANKLIN
                       BALANCE SHEET       MICROCAP       SMALL CAP
                      INVESTMENT FUND     VALUE FUND     VALUE FUND
                      ---------------------------------------------
Class A ............        0.25%            0.25%          0.35%

Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

Under the funds' compensation distribution plans, the funds pay Distributors for costs incurred in connection with the sale and distribution of each fund's shares up to a certain percentage per year of their average daily net assets of each class as follows:

                      ----------------------------------------------------------
                         FRANKLIN        FRANKLIN       FRANKLIN      FRANKLIN
                       BALANCE SHEET    LARGE CAP        MIDCAP      SMALL CAP
                      INVESTMENT FUND   VALUE FUND     VALUE FUND    VALUE FUND
                      ----------------------------------------------------------
Class A ............         --            0.35%          0.35%           --
Class B ............       1.00%           1.00%             --         1.00%
Class C ............       1.00%           1.00%          1.00%         1.00%
Class R ............       0.50%           0.50%          0.50%         0.50%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the year:

                                                                       ----------------------------------------------
                                                                          FRANKLIN         FRANKLIN         FRANKLIN
                                                                        BALANCE SHEET      LARGE CAP        MICROCAP
                                                                       INVESTMENT FUND     VALUE FUND      VALUE FUND
                                                                       ----------------------------------------------
Sales charges retained net of commissions paid to unaffiliated
 broker/dealers ..............................................            $ 60,633          $102,859        $ 30,201
Contingent deferred sales charges retained ...................            $144,774          $ 26,003        $ 31,964


114 | Annual Report

Franklin Value Investors Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS (CONTINUED)

                                                                           ----------------------------
                                                                            FRANKLIN          FRANKLIN
                                                                             MIDCAP          SMALL CAP
                                                                           VALUE FUND        VALUE FUND
                                                                           ----------------------------
Sales charges retained net of commissions paid to unaffiliated
 broker/dealers ..............................................              $109,013          $582,891
Contingent deferred sales charges retained ...................              $  5,348          $150,020

E. TRANSFER AGENT FEES

The Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                                              --------------------------------------------------------------------------------
                                                  FRANKLIN           FRANKLIN        FRANKLIN       FRANKLIN         FRANKLIN
                                               BALANCE SHEET        LARGE CAP        MICROCAP        MIDCAP         SMALL CAP
                                              INVESTMENT FUND       VALUE FUND      VALUE FUND     VALUE FUND       VALUE FUND
                                              --------------------------------------------------------------------------------
Transfer agent fees ..................          $3,777,430           $326,098        $395,863        $44,849        $1,305,259

F. VOLUNTARY WAIVER AND EXPENSE REIMBURSEMENTS

FT Services agreed in advance to voluntarily waive administrative fees for the Franklin MidCap Value Fund. Additionally, Advisory Services agreed in advance to voluntarily waive management fees for the Franklin MidCap Value Fund. Total expenses waived by FT Services and Advisory Services are not subject to reimbursement by the fund subsequent to the fund's fiscal year end.

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the year ended October 31, 2006, the custodian fees were reduced as noted in the Statements of Operations.

5. INCOME TAXES

The tax character of distributions paid during the years ended October 31, 2006 and 2005, was as follows:

                                                -------------------------------------------------------------
                                                       FRANKLIN BALANCE              FRANKLIN LARGE CAP
                                                    SHEET INVESTMENT FUND                VALUE FUND
                                                -------------------------------------------------------------
                                                    2006             2005           2006             2005
                                                -------------------------------------------------------------
Distributions paid from:
 Ordinary Income ...........................    $ 36,332,897    $ 35,572,990    $  1,984,910     $    779,134
 Long term capital gain ....................     176,693,656      64,470,022       5,786,415          468,527
                                                -------------------------------------------------------------
                                                $213,026,553    $100,043,012    $  7,771,325     $  1,247,661
                                                =============================================================


                                                             Annual Report | 115

Franklin Value Investors Trust

5. INCOME TAXES (CONTINUED)

                                                    ------------------------------------------------------------------------
                                                            FRANKLIN MICROCAP                     FRANKLIN MIDCAP
                                                               VALUE FUND                            VALUE FUND
                                                    ------------------------------------------------------------------------
                                                        2006                2005               2006                2005
                                                    ------------------------------------------------------------------------
Distributions paid from:
 Ordinary Income ..........................         $ 4,377,503         $ 1,557,835         $   114,419         $         --
 Long term capital gain ...................          30,168,821          20,455,031                  --                   --
                                                    ------------------------------------------------------------------------
                                                    $34,546,324         $22,012,866         $   114,419         $         --
                                                    ========================================================================

                                                    -------------------------------
                                                          FRANKLIN SMALL CAP
                                                               VALUE FUND
                                                    -------------------------------
                                                       2006                 2005
                                                    -------------------------------
Distributions paid from:
 Ordinary Income ..........................         $ 1,481,656         $ 3,256,653
 Long term capital gain ...................          19,830,584                  --
                                                    -------------------------------
                                                    $21,312,240         $ 3,256,653
                                                    ===============================

At October 31, 2006, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

                                                                  -----------------------------------------------------------
                                                                     FRANKLIN               FRANKLIN             FRANKLIN
                                                                   BALANCE SHEET            LARGE CAP             MICROCAP
                                                                  INVESTMENT FUND          VALUE FUND            VALUE FUND
                                                                  -----------------------------------------------------------
Cost of investments .....................................         $ 2,963,276,505        $   232,342,086      $   296,641,824
                                                                  ===========================================================
Unrealized appreciation .................................           2,204,055,280             48,172,296          192,923,315
Unrealized depreciation .................................             (67,374,954)              (870,102)     $    (8,375,568)
                                                                  -----------------------------------------------------------
Net unrealized appreciation (depreciation) ..............         $ 2,136,680,326        $    47,302,194          184,547,747
                                                                  ===========================================================
Undistributed ordinary income ...........................         $    43,394,211        $     3,271,015      $     5,762,257
Undistributed long term capital gains ...................             312,425,735             13,063,483           25,571,957
                                                                  -----------------------------------------------------------
Distributable earnings ..................................         $   355,819,946        $    16,334,498      $    31,334,214
                                                                  ===========================================================

                                                                  --------------------------------------
                                                                      FRANKLIN               FRANKLIN
                                                                       MIDCAP               SMALL CAP
                                                                     VALUE FUND             VALUE FUND
                                                                  --------------------------------------
Cost of investments .....................................         $    49,103,255        $   883,431,808
                                                                  ======================================
Unrealized appreciation .................................               4,466,336            292,422,617
Unrealized depreciation .................................              (1,232,407)           (51,511,675)
                                                                  --------------------------------------
Net unrealized appreciation (depreciation) ..............         $     3,233,929        $   240,910,942
                                                                  ======================================
Undistributed ordinary income ...........................         $       854,491        $    10,841,422
Undistributed long term capital gains ...................                      --             73,356,915
                                                                  --------------------------------------
Distributable earnings ..................................         $       854,-91        $    84,198,337
                                                                  ======================================

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, partnership adjustments and offering costs.


116 | Annual Report

Franklin Value Investors Trust

5. INCOME TAXES (CONTINUED)

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended October 31, 2006, were as follows:

                          -----------------------------------------------------------------------------------------------
                             FRANKLIN                FRANKLIN            FRANKLIN           FRANKLIN            FRANKLIN
                           BALANCE SHEET             LARGE CAP           MICROCAP            MIDCAP            SMALL CAP
                          INVESTMENT FUND           VALUE FUND          VALUE FUND         VALUE FUND          VALUE FUND
                          -----------------------------------------------------------------------------------------------
Purchases ........         $308,331,684            $80,710,029         $25,240,136        $37,121,131        $278,218,412
Sales ............         $507,420,446            $88,487,799         $58,736,900         $3,533,552        $157,720,720

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. RESTRICTED SECURITIES

Certain Funds may invest in securities that are restricted under the Securities Act of 1933 (the 1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions or resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The fund has registration rights for certain restricted securities held at the period end. The issuer generally incurs all registration costs.

At October 31, 2006, the Franklin MicroCap Value Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the fund's Board of Trustees as reflecting fair value, as follows:

----------------------------------------------------------------------------------------------------------
                                                              ACQUISITION
    SHARES   ISSUER                                               DATE               COST        VALUE
----------------------------------------------------------------------------------------------------------
    94,800   Allen Organ Co., Escrow Account ............       9/07/06          $ 1,544,292   $ 1,544,292
    94,800   LandCo Real Estate LLC,
               Liquidating Trust ........................       9/07/06              240,792       240,792
                                                                                               -----------
             TOTAL RESTRICTED SECURITIES (0.00% a of Net Assets) ...........................   $ 1,785,084
                                                                                               ===========

a     Rounds to less than 0.01% of net assets.


                                                             Annual Report | 117

Franklin Value Investors Trust

9. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Franklin Balance Sheet Investment Fund and the Franklin MicroCap Value Fund for the year ended October 31, 2006 were as shown below.

-----------------------------------------------------------------------------------------------------------------------------------
                                              NUMBER OF                           NUMBER OF
                                             SHARES HELD                         SHARES HELD     VALUE                     REALIZED
                                            AT BEGINNING    GROSS       GROSS       AT END      AT END      INVESTMENT     CAPITAL
NAME OF ISSUER                                OF YEAR     ADDITIONS  REDUCTIONS    OF YEAR      OF YEAR       INCOME     GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
FRANKLIN BALANCE SHEET INVESTMENT FUND
NON-CONTROLLED AFFILIATES
Aztar Corp. ...........................       2,800,000          --   2,050,000      750,000  $          a  $       --  $70,166,250
Champps Entertainment Inc. ............         920,000          --          --      920,000     5,906,400          --           --
Delta Woodside Industries Inc. ........         555,000          --     555,000           --             a          --   (7,365,245)
Dollar Thrifty Automotive Group Inc. ..       1,800,000          --      36,933    1,763,067    70,804,771          --      987,927
Furniture Brands International Inc. ...              --   2,675,000          --    2,675,000    49,755,000     766,105           --
Haverty Furniture Cos. Inc. ...........         920,000          --          --      920,000             a     248,400           --
Russell Corp. .........................       1,630,000      47,703   1,677,703           --             a     198,776    1,598,321
Syms Corp. ............................       1,430,000          --          --    1,430,000    27,756,300          --           --
Tecumesh Products Co., A ..............         778,900     306,100          --    1,085,000    18,228,000          --           --
Tecumesh Products Co., B ..............         300,000      10,000          --      310,000     5,180,100          --           --
Xanser Corp. ..........................       2,800,000          --          --    2,800,000    16,548,000          --           --
                                                                                              -------------------------------------
TOTAL AFFILIATED SECURITIES (3.82% of Net Assets) ..........................................  $194,178,571  $1,213,281  $65,387,253
                                                                                              =====================================
FRANKLIN MICROCAP VALUE FUND
NON-CONTROLLED AFFILIATES
ACMAT Corp., A ........................         392,800          --          --      392,800  $  9,034,400  $       --  $        --
American Pacific Corp. ................         659,000      41,000      90,000      610,000     4,416,400          --      186,507
Continental Materials Corp. ...........          99,500          --          --       99,500     2,626,800          --           --
CoolBrands International Inc. .........       3,000,000          --   2,070,000      930,000             a          --   (4,363,569)
Delta Apparel Inc. ....................         680,000          --          --      680,000    12,580,000     122,400           --
Duckwall-ALCO Stores Inc. .............         330,000          --     100,000      230,000     9,027,500          --    2,207,040
Ecology and Environment Inc., A .......         215,000          --      10,000      205,000             a      73,450       19,566
Espey Manufacturing & Electronics Corp.         156,000 b        --          --      156,000     2,691,000      62,010           --
Fresh Brands Inc. .....................         900,000          --     900,000           --            --          --   (2,667,020)
Haggar Corp. ..........................         419,035          --     419,035           --            --          --    7,689,909
Hardinge Inc. .........................         925,600          --      24,609      900,991    13,370,706     108,857      149,707
International Shipholding Corp. .......         474,800          --          --      474,800     5,745,080          --           --
Merchants Group Inc. ..................         190,000          --      29,200      160,800     4,897,164     183,300      341,021
Nashua Corp. ..........................         477,930          --          --      477,930     2,987,063          --           --
Proliance International Inc. ..........         398,800     425,000          --      823,800     3,558,816          --           --
Rockford Corp. ........................         575,000          --          --      575,000     1,851,500          --           --
S&K Famous Brands Inc. ................         260,000          --       4,500      255,500     3,449,250   1,533,000       46,452
Tandy Brands Accessories Inc. .........         394,700     145,300          --      540,000     6,307,200      55,404           --
Village Super Market Inc., A ..........         115,175          --          --      115,175             a     125,541           --
                                                                                              -------------------------------------
TOTAL AFFILIATED SECURITIES (17.19% of Net Assets) .........................................  $ 82,542,879  $2,263,962  $ 3,609,613
                                                                                              =====================================

a     As of October 31, 2006, no longer an affiliate.

b Reflects a 2:1 stock split during the year. Balance as of October 31, 2005 was 78,000.


118 | Annual Report

Franklin Value Investors Trust

10. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop separate plans for the distribution of the respective settlement monies. The CAGO approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement, and in March 2005, the disbursement of monies to the relevant funds in accordance with the terms and conditions of that settlement was completed.

On June 23, 2006, the SEC approved the IDC's proposed plan of distribution arising from the December 13, 2004 SEC Order. The relevant funds recorded the settlement as other income and disbursement of the settlement monies to the designated funds in accordance with the terms and conditions of the SEC's order and the plan was completed in September 2006.

The IDC has also completed a proposed Plan of Distribution under the August 2, 2004 SEC Order resolving the SEC's market timing investigation and has submitted that plan to the SEC staff, where it is under review. The SEC has announced the following expected schedule with respect to the market timing Plan of Distribution. The SEC anticipates that Notice of the Plan will be published on or after November 15, 2006. After publication and comment, the proposed Distribution Plan will be submitted to the SEC for approval. When the SEC approves the proposed Distribution Plan, with modifications as appropriate, distributions will begin pursuant to that Plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.


                                                             Annual Report | 119

Franklin Value Investors Trust

10. REGULATORY MATTERS (CONTINUED)

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.

11. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. We have not yet completed our evaluation of the impact, if any, of adopting FIN 48 on the Trust's financial statements.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.


120 | Annual Report

Franklin Value Investors Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN VALUE INVESTORS TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Balance Sheet Investment Fund, Franklin Large Cap Value Fund, Franklin MicroCap Value Fund, Franklin MidCap Value Fund and Franklin Small Cap Value Fund (each separate portfolios of Franklin Value Investors Trust, hereafter referred to as the "Funds") at October 31, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
December 19, 2006


                                                             Annual Report | 121

Franklin Value Investors Trust

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the funds designate the maximum amount allowable but no less than the following amounts as long term capital gain dividends for the fiscal year ended October 31, 2006:

        ---------------------------------------------------------------
           FRANKLIN            FRANKLIN       FRANKLIN        FRANKLIN
         BALANCE SHEET        LARGE CAP       MICROCAP       SMALL CAP
        INVESTMENT FUND       VALUE FUND     VALUE FUND      VALUE FUND
        ---------------------------------------------------------------
         $312,191,488        $13,070,576    $25,572,717     $73,360,901

Under Section 871(k)(2)(C) of the Code, the funds designate the maximum amount allowable but no less than the following amounts as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended October 31, 2006:

         -------------------------------------------------------------
             FRANKLIN           FRANKLIN       FRANKLIN      FRANKLIN
          BALANCE SHEET        LARGE CAP        MIDCAP      SMALL CAP
         INVESTMENT FUND       VALUE FUND     VALUE FUND    VALUE FUND
         -------------------------------------------------------------
             $311,729          $1,083,994      $770,262     $9,024,696

Under Section 854(b)(2) of the Code, the Funds designate the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended October 31, 2006:

     -------------------------------------------------------------------------
        FRANKLIN         FRANKLIN       FRANKLIN       FRANKLIN      FRANKLIN
      BALANCE SHEET      LARGE CAP      MICROCAP        MIDCAP       SMALL CAP
     INVESTMENT FUND    VALUE FUND     VALUE FUND     VALUE FUND    VALUE FUND
     -------------------------------------------------------------------------
           100%            100%           100%           100%           100%

Under Section 854(b)(2) of the Code, the Funds designate the maximum amount allowable but no less than the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended October 31, 2006:

   -------------------------------------------------------------------------
       FRANKLIN       FRANKLIN      FRANKLIN       FRANKLIN        FRANKLIN
    BALANCE SHEET     LARGE CAP     MICROCAP        MIDCAP         SMALL CAP
   INVESTMENT FUND   VALUE FUND    VALUE FUND     VALUE FUND      VALUE FUND
   -------------------------------------------------------------------------
     $61,735,469     $5,706,248    $6,470,298      $521,064      $10,529,227

In January 2007, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2006. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Funds designate the maximum amount allowable but no less than the following maximum amounts as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended October 31, 2006:

     ------------------------------------------------------------------------
         FRANKLIN         FRANKLIN      FRANKLIN      FRANKLIN      FRANKLIN
      BALANCE SHEET      LARGE CAP      MICROCAP       MIDCAP      SMALL CAP
     INVESTMENT FUND     VALUE FUND    VALUE FUND    VALUE FUND    VALUE FUND
     ------------------------------------------------------------------------
       $21,824,589        $554,425     $1,942,232      $60,945     $2,036,972


122 | Annual Report

Franklin Value Investors Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                          LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION    TIME SERVED          BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
FRANK T. CROHN (1924)            Trustee     Since 1989           6                            FORMERLY, Director, Unity Mutual Life
One Franklin Parkway                                                                           Insurance Company (until May 2006).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Eastport Lobster & Fish Company; and FORMERLY, Chief Executive Officer and Chairman, Financial Benefit Life Insurance
Company (insurance and annuities) (until 1996); Chief Executive Officer, National Benefit Life Insurance Co. (insurance)
(1963-1982); and Director, AmVestors Financial Corporation (until 1997).
------------------------------------------------------------------------------------------------------------------------------------
BURTON J. GREENWALD (1929)       Trustee     Since 2001           13                           Director, Fiduciary Emerging Markets
One Franklin Parkway                                                                           Bond Fund PLC and Fiduciary
San Mateo, CA 94403-1906                                                                       International Ireland Limited.

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and FORMERLY, Chairman,
Fiduciary Trust International Funds; Executive Vice President, L.F. Rothschild Fund Management, Inc.; President and Director, Merit
Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment
Company Institute and Chairman, ICI Public Information Committee.
------------------------------------------------------------------------------------------------------------------------------------
CHARLES RUBENS II (1930)         Trustee     Since 1989           13                           None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Private investor.
------------------------------------------------------------------------------------------------------------------------------------
LEONARD RUBIN (1925)             Trustee     Since 1989           13                           None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Partner in LDR Equities, LLC (manages personal investments); and FORMERLY, President, F.N.C. Textiles, Inc.; and Chairman of the
Board, Carolace Embroidery Co., Inc. (until 1996).
------------------------------------------------------------------------------------------------------------------------------------
ROBERT E. WADE (1946)            Trustee     Since 2004           30                           Director, El Oro and Exploration Co.,
One Franklin Parkway                                                                           p.l.c. (investments) and ARC Wireless
San Mateo, CA 94403-1906                                                                       Solutions, Inc. (wireless components
                                                                                               and network products).
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Practicing attorney.
------------------------------------------------------------------------------------------------------------------------------------


                                                             Annual Report | 123

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                      LENGTH OF              FUND COMPLEX OVERSEEN
AND ADDRESS                           POSITION           TIME SERVED            BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**WILLIAM J. LIPPMAN (1925)           Trustee,           Trustee and            13                          None
One Parker Plaza, 9th Floor           President and      President since
Fort Lee, NJ 07024                    Chief              1989 and Chief
                                      Executive          Executive Officer
                                      Officer -          - Investment
                                      Investment         Management
                                      Management         since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Advisory Services, LLC; Director, Templeton Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of four of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
HARMON E. BURNS (1945)                Vice President     Since 1989             Not Applicable              Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)                 Chief              Chief Compliance       Not Applicable              Not Applicable
One Franklin Parkway                  Compliance         Officer since
San Mateo, CA 94403-1906              Officer and        2004 and Vice
                                      Vice President     President - AML
                                      - AML              Compliance since
                                      Compliance         February 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of 46 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
LAURA FERGERSON (1962)                Treasurer          Since 2004             Not Applicable              Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 30 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)               Senior Vice        Since 2002             Not Applicable              Not Applicable
500 East Broward Blvd.                President and
Suite 2100                            Chief
Fort Lauderdale, FL 33394-3091        Executive
                                      Officer -
                                      Finance and
                                      Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


124 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                                NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                        LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                            POSITION            TIME SERVED          BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)                   Vice President      Since 2000           Not Applicable              Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
STEVEN J. GRAY (1955)                  Secretary           Since 2005           Not Applicable              Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 41 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (1947)                Vice President      Since 2000           Not Applicable              Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC,
Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin
Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment
Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in
Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior
Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission
(1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until
1979).
------------------------------------------------------------------------------------------------------------------------------------
RUPERT H. JOHNSON, JR. (1940)          Vice President      Since 1989           Not Applicable              Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
KAREN L. SKIDMORE (1952)               Vice President      Since March 2006     Not Applicable              Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Templeton Funds Annuity Company; and
officer of 30 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                             Annual Report | 125

------------------------------------------------------------------------------------------------------------------------------------
                                                                                NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                         LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                            POSITION             TIME SERVED         BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)                   Vice President       Since 2005          Not Applicable              Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of 46 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company
Institute (ICI) (1997-2004).
------------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)                 Chief Financial      Since 2004          Not Applicable              Not Applicable
500 East Broward Blvd.                 Officer and
Suite 2100                             Chief
Fort Lauderdale, FL 33394-3091         Accounting
                                       Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and
1991-2004).
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** William J. Lippman is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer of some of the subsidiaries of Franklin Resources, Inc., which is the parent company of the Trust's investment manager and distributor.

Note 1: Prior to October 31, 2006, Michael O. Magdol ceased to be an officer of the Trust.

Note 2: Subsequent to October 31, 2006, Harmon E. Burns ceased to be an officer of the Trust.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAVE DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK T. CROHN AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. CROHN, WHO CURRENTLY IS A DIRECTOR OF VARIOUS COMPANIES AND CHAIRS THE FUND'S AUDIT COMMITTEE, QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS BUSINESS BACKGROUND AND EXPERIENCE, WHICH INCLUDES SERVICE AS CHIEF EXECUTIVE OFFICER OF NATIONAL BENEFIT LIFE INSURANCE COMPANY (1963-1982), CHIEF EXECUTIVE OFFICER OF FINANCIAL BENEFIT LIFE INSURANCE COMPANY (1982-1996), AND SERVICE AS A DIRECTOR OF AMVESTORS FINANCIAL CORPORATION UNTIL 1997. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. CROHN HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNT- ING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. CROHN IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


126 | Annual Report

Franklin Value Investors Trust

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures ("Policies") that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                             Annual Report | 127

                       This page intentionally left blank.

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE

Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

RETIREMENT TARGET FUNDS

Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund 4
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund 5
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 6

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 7

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama                    Michigan 7
Arizona                    Minnesota 7
California 8               Missouri
Colorado                   New Jersey
Connecticut                New York 8
Florida 8                  North Carolina
Georgia                    Ohio 7
Kentucky                   Oregon
Louisiana                  Pennsylvania
Maryland                   Tennessee
Massachusetts 7            Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 9

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. Effective 10/1/06, Franklin's AGE High Income Fund changed its name to Franklin High Income Fund. The fund's investment goal and strategy remained the same.

6. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

7.    Portfolio of insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


09/06                                              Not part of the annual report

    [LOGO](R)
FRANKLIN TEMPLETON       One Franklin Parkway
   INVESTMENTS           San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN VALUE INVESTORS TRUST

INVESTMENT MANAGER

Franklin Advisory Services, LLC
One Parker Plaza
Ninth Floor
Fort Lee, NJ 07024

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton .com

SHAREHOLDER SERVICES

1-800/632 -2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FVIT A2006 12/06

      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank T. Crohn and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $174,845 for the fiscal year ended October 31, 2006 and $134,481 for the fiscal year ended October 31, 2005.

(b)      Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)      Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d)      All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $3,724 for the fiscal year ended October 31, 2006 and $0 for the fiscal year ended October 31, 2005. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $172,137 for the fiscal year ended October 31, 2006 and $4,500 for the fiscal year ended October 31, 2005. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process and the review of the ICI transfer agent survey.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i) pre-approval of all audit and audit related services;

      (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii)pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $175,861 for the fiscal year ended October 31, 2006 and $4,500 for the fiscal year ended October 31, 2005.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES.
(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN VALUE INVESTORS TRUST

By /S/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    December 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /S/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    December 27, 2006


By /S/GALEN G. VETTER
   ------------------
      Galen G. Vetter
      Chief Financial Officer
Date    December 27, 2006